UNITED STATES OF AMERICA
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Vista Outdoor Inc.
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2019 PROXY STATEMENT
Annual Meeting of Stockholders

VISTA™
OUTDOOR

VISTA OUTDOOR INC.
1 Vista Way
Anoka, MN 55303

June [ ], 2019
Dear Stockholder:
You are invited to attend the Annual Meeting of Stockholders of Vista Outdoor Inc. (the "Annual Meeting"), which will be held at 9:00 a.m. Central Daylight Time on Tuesday, August 6, 2019, at our corporate headquarters located at 1 Vista Way, Anoka, Minnesota.
The Notice of Annual Meeting and Proxy Statement that follow describe the business to be conducted at the Annual Meeting.
We have elected to take advantage of the "notice and access" rules of the Securities and Exchange Commission to furnish most of our stockholders with proxy materials over the Internet. These rules allow us to provide you with the information you need, while reducing our printing and delivery costs.
        Your vote on the proposals is important. Whether or not you attend the Annual Meeting, we encourage you to vote your shares in order to make certain that you are represented at the meeting. You may vote over the Internet, as well as by telephone or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card.
        If you plan to attend the Annual Meeting, please let us know. See the Admission Policy in the Notice of Annual Meeting of Stockholders for instructions on admission to the meeting.
We look forward to seeing you at the Annual Meeting.

Sincerely,

Michael Callahan Chairman

Date and Time:	Tuesday, August 6, 2019, at 9:00 a.m. Central Daylight Time
Place:	1 Vista Way, Anoka, Minnesota 55303
Items of Business:
• Elect April H. Foley, Tig H. Krekel, and Michael D. Robinson as directors of Vista Outdoor Inc. for a term of one year.
• Approve, on a non-binding advisory basis, the compensation of Vista Outdoor Inc.'s named executive officers, as disclosed in the accompanying proxy statement.
• Ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2020.
• Vote on the approval of an amendment to the 2014 Stock Incentive Plan to increase the individual annual performance share limit.
• Transact any other business that may be properly brought before the meeting or any adjournment of the meeting.

Record Date:	June 11, 2019
Voting by Proxy:
It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the meeting in person, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions in the Notice of Internet Availability of Proxy Materials you received in the mail, the section entitled "Questions and Answers About the Meeting and Voting" beginning on page 1 of the accompanying proxy statement or, if you requested to receive printed proxy materials, your enclosed proxy card or voting instruction card. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

Admission Policy:
Stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting of Stockholders on August 6, 2019 in person. To be admitted to the meeting, you must request an admission ticket. You may request an admission ticket by calling (763) 433-1000, by emailing corporate.secretary@vistaoutdoor.com or by mailing a request to Vista Outdoor Inc.'s Corporate Secretary at 1 Vista Way, Anoka, MN 55303, Attn: Annual Meeting Ticket Request. Seating is limited. You may pick up your ticket at the registration table prior to the meeting. Please be prepared to show your government issued photo identification. Please note that if you hold shares in "street name" (that is, through a bank, broker or other nominee), you will also need to bring a copy of a statement reflecting your share ownership as of the record date. If you attend as a representative of an entity that owns shares of record, you will need to bring proper identification indicating your authority to represent that entity.

By Order of the Board of Directors,

Scott D. Chaplin Corporate Secretary
June [ ], 2019

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This Proxy Statement Summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider, so please read the entire Proxy Statement carefully before voting.

Voting matters and recommendations:

Proposal 1	Proposal 2	Proposal 3	Proposal 4
The election of April H. Foley, Tig H. Krekel, and Michael D. Robinson as directors of Vista Outdoor Inc. for a term of one year.	The approval, on a non-binding advisory basis, of the compensation of Vista Outdoor's named executive officers, as disclosed in this proxy statement.
The ratification of the Audit Committee's appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2020.

The approval of an amendment to the Vista Outdoor Inc. 2014 Stock Incentive Plan to increase the limitation on the number of performance shares that can be granted in any calendar year to enable the Company to make annual equity awards in performance shares.

Information regarding the proposal can be found on page 63	Information regarding the proposal can be found on page 64	Information regarding the proposal can be found on page 65	Information regarding the proposal can be found on page 66
Board of Directors' Recommendation: FOR	Board of Directors' Recommendation: FOR	Board of Directors' Recommendation: FOR	Board of Directors' Recommendation: FOR

Governance Highlights:
Vista Outdoor believes that a commitment to effective and transparent corporate governance is critical to establishing trust and credibility with investors. This commitment serves as a framework for principled leadership, responsible decision-making, monitoring of financial performance and compliance with legal requirements. Specific corporate governance practices include:

▪	100% independent Board committees

▪	7 of our 8 directors are independent (all directors other than our Chief Executive Officer)

▪	Independent Chairman of the Board

▪	Annual board and committee self-assessment and periodic external independent evaluations

▪	Regular executive sessions, where independent directors meet without management present

▪	Commencing annual elections for directors beginning in 2019 to be fully completed by 2021

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Board of Directors:

Name	Age	Director Since	Independent	Primary Occupation	Committee Membership
Michael Callahan	69	2015	Yes	Retired	NGC, MDCC
Christopher T. Metz	53	2017	No	Chief Executive Officer of Vista Outdoor, Inc.
April H. Foley	71	2015	Yes	Serves on multiple advisory councils and private entity Boards	NGC, MDCC
Mark A. Gottfredson	62	2015	Yes	Head of Automotive practice in the Americas for Bain	NGC, AC
Tig H. Krekel	65	2015	Yes	Chairman of Hudson Group	AC, MDCC
Gary L. McArthur	59	2015	Yes	Retired	NGC, AC
Michael D. Robinson	53	2018	Yes	Retired	NGC, MDCC
Robert M. Tarola	69	2015	Yes	President of Right Advisory LLC	AC, MDCC
NGC = Nominating and Governance Committee; AC = Audit Committee; MDCC = Management Development and Compensation Committee
Corporate Responsibility Highlights:
We remain committed to creating a safe and healthy working environment for our employees and to promoting the responsible and safe use of our products by consumers. We are proud to be a leader in environmental stewardship and conservation. We operate our businesses in an environmentally responsible and compliant manner by recycling and reusing materials and limiting waste in our factories. We support conservation in all forms, across all brands by partnering with organizations who strive to protect wild places, improve habitat, and secure access for recreational uses. Learn more by visiting our Corporate Social Responsibility page on Vistaoutdoor.com.
Safety
Safety is one of our company’s core values. We urge safety in our workplaces and in the responsible use of our products by our consumers. We support and participate in many organizations and campaigns designed to promote the safe and responsible use of shooting sports products, including the following:

•	National Shooting Sports Foundation (NSSF) - supporting their efforts to promote gun safety and education including their Project Child Safe Campaign.

•
FixNICS - a campaign launched in 2013 to encourage states to report to the FBI’s National Instant Criminal Background Check System (NICS) all records that establish someone is prohibited from owning a firearm under current law.

•	Don’t Lie for the Other Guy - A national campaign to prevent the illegal purchase of firearms.
Environment
We are committed to environmental stewardship and conservation. We operate our businesses in an environmentally responsible manner and continuously seek to improve the efficiency and sustainability of our manufacturing operations. We believe that public lands should be protected and that increasing participation in outdoor recreation benefits conservation because people protect the things they value.  We support conservation in all forms, across all brands by partnering with organizations that strive to protect wild places, improve habitat, and secure access for recreational uses. Examples of the conservation organizations we support can be found on our Corporate Social Responsibility page on Vistaoutdoor.com.
Changes to Our Social Responsibility Program
In 2019, the Company acted to elevate our Social Responsibility program, including moving responsibility for the program to our Corporate Compliance Department and developing a direct reporting relationship to our Board of Directors, specifically the Nominating and Governance Committee.

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Historically, social responsibility initiatives have been driven by the brands themselves. And, while this is still true today, now with an increased focus at the corporate level, we can bring these initiatives together, create best practices, find synergies, have a bigger impact, and increase visibility with our executives, our Board of Directors, our consumers and our investors.
Recent Changes to Named Executive Officer Pay Practices:
As described in this proxy statement, the Company took material action with respect to its pay practices for fiscal year 2020 based, in part, on the feedback it received from stockholders in connection with the say-on-pay vote at our 2018 annual meeting ("2018 Say on Pay Vote") and subsequent stockholder outreach led by the new Chairman of the Management Development and Compensation Committee ("MDCC"). In particular, and as described in more detail in this proxy statement, the MDCC and the Company implemented the following measures:

•
No Guaranteed Annual Incentives: Mr. Metz was guaranteed an annual incentive payment in lieu of a cash sign-on bonus for the fiscal year 2018 in an effort to secure his employment with the Company in a challenging business environment, which was roughly halfway through the fiscal year at the time he joined the Company. Mr. Metz’s guaranteed minimum annual incentive for fiscal year 2019 had no practical effect because his actual bonus payment materially exceeded this minimum based on achievement of applicable financial targets. Neither Mr. Metz nor any other named executive officer is covered by any annual incentive plan payment guarantee for fiscal year 2020 and the achievement of any annual incentives for fiscal year 2020 will be based solely on financial achievement.

•
Majority of Officer Equity Grants in Performance Shares: The most recent annual long-term incentive (“LTI”) awards approved for named executive officers in March 2019 were made in the form of performance shares with a weighting of 55%. As noted in this proxy, a portion of Mr. Metz’s performance share grant is subject to stockholder approval of an amendment to our 2014 Stock Incentive Plan (Proposal 4 in this proxy statement).

•
Base Salaries Held Flat: While not raised by stockholders in connection with the MDCC’s stockholder outreach efforts, the MDCC determined it appropriate to hold named executive officer base pay levels flat from fiscal year 2019 to fiscal year 2020, to reflect the Company’s business environment and industry considerations. Mr. Chaplin was the only named executive officer to receive a base salary increase for fiscal year 2020, with the MDCC recognizing that his merit adjustment of 3% was necessary in connection with his recent assumption of substantial additional duties (including the Communications and Governmental Relations functions).

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•
Compensation Peer Group Significantly Reshaped for Fiscal Year 2020: While also not in response to direct stockholder feedback, the MDCC made material changes to the Company’s peer group used for named executive officer compensation benchmarking, resulting in a reduction in median revenue of the peer group by over 25% for fiscal year 2020, reflective of the current size of our organization and our recent Eyewear business divestiture. Chief Executive Officer pay remained within the reasonable range relative to this new peer group, and Chief Executive Officer pay for fiscal year 2019 as reflected in the Summary Compensation Table of this proxy statement dropped by over 11% relative to that reported for fiscal year 2018. In addition, named executive officer maximum payout potential under the annual incentive plan was reduced from 250% to 200% of target based on a competitive analysis and to keep the related incentive pool reasonable.

•
Competitive Search Launched for a New Compensation Consultant: The MDCC has solicited proposals from potential compensation consultants and is expected to select a new consultant in August 2019 after a competitive process. Among other things, the MDCC is assessing each consultant’s ability to help the MDCC build on its recent stockholder outreach efforts which have translated into material changes to named executive officer pay practices for fiscal year 2020.

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June [ ], 2019

The Board of Directors of Vista Outdoor Inc. ("Vista Outdoor" or the "Company") is soliciting proxies to be used at the Annual Meeting of Stockholders to be held on August 6, 2019 (the "Annual Meeting") and at any adjournment of the Annual Meeting. The Notice of Internet Availability of Proxy Materials was first mailed to stockholders and the proxy materials were first made available to stockholders on or about June 21, 2019.

FAQS ABOUT THE MEETING AND VOTING

How can I vote my shares without attending the Annual Meeting?	HOW TO VOTE Use any of the following methods and your control number:

If you hold your shares directly, you may vote by granting a proxy by one of the following methods:
On the Internet - You may vote online at www.proxyvote.com by following the instructions provided in the Notice of Internet Availability of Proxy Materials. Voting on the Internet has the same effect as voting by mail. If you vote on the Internet, you do not need to return a proxy card by mail. Internet voting will be available until 11:59 P.M. Eastern Time (ET) on August 5, 2019.

By Telephone - You may vote by telephone by dialing (800) 690-6903. Voting by telephone has the same effect as voting by mail. If you vote by telephone, you do not need to return a proxy card by mail. Telephone voting will be available until 11:59 p.m. Eastern Time (ET) on August 5, 2019.

By Mail - The Notice of Internet Availability of Proxy Materials includes instructions on how to request the proxy materials (including a proxy card) in printed form by mail or electronically by email. Once you receive a paper proxy card, you may vote your shares by signing and dating each proxy card that you receive and returning it in the prepaid envelope by August 4, 2019. Sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as an attorney-in-fact, executor, administrator, guardian, trustee or the officer or agent of a corporation or partnership), please indicate your name and your title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors Act), the custodian should sign, not the minor. If the stock is held in joint ownership, one owner may sign on behalf of all owners.

If you are the beneficial owner of shares held in street name, you may instruct your bank, broker or other financial intermediary to vote your shares by following the instructions provided by your bank, broker or other financial intermediary. Most intermediaries offer voting by mail, by telephone and on the Internet.

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Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a printed copy of the proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission, we may furnish proxy materials to our stockholders by providing access to these documents on the Internet instead of mailing printed copies. You will not receive printed copies of the materials unless you request them. Instead, we mailed you the Notice of Internet Availability of Proxy Materials (unless you have previously consented to electronic delivery or already requested to receive paper copies), which instructs you as to how you may access, review all of the proxy materials, and submit your proxy on the Internet. If you would like to receive a paper copy or email copy of the proxy materials, please follow the instructions provided in the Notice of Internet Availability of Proxy Materials.
What proposals will be voted on at the Annual Meeting?

There are four matters on which a vote is scheduled at the Annual Meeting.
Proposal 1 - Elect April H. Foley, Tig H. Krekel, and Michael D. Robinson as directors of Vista Outdoor Inc. for a term of one year.
Proposal 2 - The approval, on a non-binding advisory basis, of the compensation of Vista Outdoor's named executive officers, as disclosed in this proxy statement.
Proposal 3 - The ratification of the Audit Committee's appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2020.
Proposal 4 - The approval of an amendment to the Vista Outdoor Inc. 2014 Stock Incentive Plan to increase the individual annual performance share limit.

What are the Board of Directors’ voting recommendations?

FOR	FOR	FOR	FOR
• Election of April H. Foley, Tig H. Krekel, and Michael D. Robinson as directors of Vista Outdoor for a term of one year (Proposal 1).	• Approval, on a non-binding advisory basis, of the compensation of Vista Outdoor’s named executive officers, as disclosed in this proxy statement (Proposal 2).
• Ratification of the Audit Committee's appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2020 (Proposal 3).

• Approval of an amendment to the Vista Outdoor Inc. 2014 Stock Incentive Plan to increase the limitation on the number of performance shares that can be granted in any calendar year to enable the Company to make awards in performance shares (Proposal 4).

Who is entitled to vote at the Annual Meeting?
All stockholders of record at the close of business on June 11, 2019 (the “Record Date”) are entitled to vote at the Annual Meeting.

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What is the quorum requirement for the Annual Meeting?
To conduct business at the Annual Meeting, a quorum must be present. A quorum will be present if the holders of a majority of the outstanding shares of our common stock entitled to vote as of the Record Date are represented in person or by proxy at the Annual Meeting. On the Record Date, there were [_________] shares of Vista Outdoor common stock outstanding and entitled to vote. This does not include [_________] shares that were held in our treasury and cannot be voted. Each share is entitled to one vote. There was no other class of voting securities of the Company outstanding on the Record Date.

How can I vote my shares in person at the Annual Meeting?

▪	If you are a stockholder of record, you may vote in person at the Annual Meeting.

▪
If you hold shares beneficially in street name (i.e., in a stock brokerage account or through a bank or other nominee), you may vote in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares at the Annual Meeting.

▪
Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

May I change or revoke my vote?
Yes. You may change or revoke your vote at any time prior to the vote at the Annual Meeting. If you are a stockholder of record, you can change your vote by:
▪Voting over the Internet or by telephone until 11:59 p.m. Eastern Daylight Time on August 5, 2019;
▪Signing and delivering to our Corporate Secretary a written request to revoke your proxy vote;
▪Signing and mailing a new, properly completed proxy card with a later date than your original proxy card; or
▪Attending the Annual Meeting and voting in person.
If you are not a stockholder of record, you must instruct the party that holds your shares of record of your desire to change or revoke your voting instructions.

How are shares voted?
Your shares will be voted as you instruct, assuming that you have properly voted over the Internet or by telephone or that your properly signed proxy card is received in time to be voted at the Annual Meeting.
If you are a stockholder of record and you properly submit your proxy with no voting instructions, your shares will be voted in accordance with the Board of Directors’ recommendation on each of the proposals. See "What are the Board of Directors’ voting recommendations?" for more information.
If you are the beneficial owner of shares held in street name and you have not provided voting instructions to the broker, bank, trustee or nominee who holds your shares, such intermediary will not have discretionary authority to vote your shares in the election of directors (Proposal 1), the non-binding, advisory vote to approve the compensation of our named executive officers, as disclosed in this proxy statement (Proposal 2), or the approval of an amendment to the 2014 Stock Incentive Plan to increase the individual annual performance share limit (Proposal 4) resulting in a "broker-non-vote" with respect to these matters. However, most intermediaries do have the authority to exercise discretion to vote your shares with respect to the ratification of the Audit Committee’s appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company’s financial statements of the fiscal year ending March 31, 2020 (Proposal 3). See "What is a broker non-vote?" for more information.

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What vote is required to approve the proposals?

Proposal 1	Proposal 2	Proposal 3	Proposal 4
The three director nominees, April H. Foley, Tig H. Krekel, and Michael D. Robinson, will each be elected as a director of Vista Outdoor if the votes cast in favor of such nominee's election exceed the votes cast against, or withheld with respect to, such nominee. Cumulative voting for the election of directors is not permitted.

The compensation of our named executive officers, as disclosed in this proxy statement, will be approved on a non-binding, advisory basis if a majority of the votes present in person or represented by proxy and voting thereon at the Annual Meeting (excluding abstentions) are voted in favor of the proposal.

The ratification of the Audit Committee's selection of Deloitte & Touche LLP as our independent auditors for fiscal year ending March 31, 2020, will be approved if a majority of the votes present in person or represented by proxy and voting thereon at the Annual Meeting (excluding abstentions) are voted in favor of the proposal.

The amendment to the Vista Outdoor Inc. 2014 Stock Incentive Plan to increase the individual annual performance share limit, will be approved if a majority of the votes present in person or represented by proxy and voting thereon at the Annual Meeting (excluding abstentions) are voted in favor of the proposal.

Because Proposal 2 is an advisory vote, it is non-binding on our Board of Directors. However, the Board of Directors and the Management Development and Compensation Committee of the Board of Directors value the opinions of our stockholders and, to the extent there is any significant vote against the compensation of our named executive officers as disclosed in this proxy statement, they will consider our stockholders’ concerns and evaluate what actions, if any, may be appropriate to address those concerns. As described in this proxy statement, the Company took material action with respect to its pay practices for fiscal year 2020 based, in part, on the feedback it received from stockholders in connection with the 2018 Say on Pay Vote and subsequent stockholder outreach led by the Chairman of the MDCC.

What happens if I abstain from voting?
If you submit a proxy and explicitly abstain from voting on any proposal, the shares represented by the proxy will be considered present at the Annual Meeting for the purpose of determining a quorum.
With respect to the election of directors (Proposal 1), the proposal to approve, on a non-binding advisory basis, the compensation of our named executive officers, as described in this proxy statement (Proposal 2), the proposal to ratify the Audit Committee’s appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit our financial statements for the fiscal year ending March 31, 2020 (Proposal 3), and the approval of an amendment to the 2014 Stock Incentive Plan to increase the individual annual performance share limit (Proposal 4) abstentions will not be counted as votes cast and, therefore, they will have no effect on the outcome of this proposal.

What is a broker non-vote?
A “broker non-vote” occurs when a broker submits a proxy that does not indicate a vote for one or more of the proposals because the broker has not received instructions from the beneficial owner on how to vote on such proposal(s) and does not have discretionary authority to vote in the absence of instructions. Brokers have discretionary authority to vote on matters that are deemed “routine,” such as the ratification of the Audit Committee’s appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company’s financial statements of the fiscal year ending March 31, 2020 (Proposal 3). Brokers do not have discretionary authority to vote on matters that are deemed “non-routine,” such as the election of directors (Proposal 1), the non-binding, advisory vote to approve the compensation of our named executive officers, as disclosed in this proxy statement (Proposal 2), and the approval of an amendment to the 2014 Stock Incentive Plan to increase the individual annual performance share limit (Proposal 4). Broker non-votes will be counted for the purposes of determining whether a quorum exists at the Annual Meeting, but because they are not votes that are cast, they will have no effect on the outcome of Proposal 1, Proposal 2 or Proposal 4.

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Who will tabulate the votes at the Annual Meeting?
The Carideo Group, Inc., an investor-relations counseling firm, will provide inspectors of election to tabulate the votes cast before and at the Annual Meeting.

Will I have dissenters’ rights?
No dissenters’ rights are available under the General Corporation Law of the State of Delaware, our certificate of incorporation or our Bylaws to any stockholder with respect to any of the matters proposed to be voted on at the Annual Meeting.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials, proxy or voting instruction card?
It means your shares are registered differently or are held in more than one account. To ensure that all of your shares are voted, please vote once for each Notice of Internet Availability of Proxy Materials, proxy card or voting instruction card you receive.

Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K following the Annual Meeting.

How will the solicitation of proxies be handled?

▪
Proxies are being solicited primarily by Internet and mail, but proxies may also be solicited personally, by telephone, facsimile and similar means. Our directors, officers and other employees may help with the solicitation without additional compensation.

▪	We will reimburse brokers, banks and other custodians and nominees for their reasonable expenses in forwarding proxy solicitation materials to the owners of the shares they hold.

▪	We will pay all other expenses of preparing, printing, and mailing or distributing the proxy solicitation materials.

What other business may be brought up at the Annual Meeting?

▪
Our Board of Directors does not intend to present any other matters for a vote at the Annual Meeting. No other stockholder has given the timely notice required by our Bylaws in order to present a proposal at the Annual Meeting. Similarly, no additional candidates for election as a director can be nominated at the Annual Meeting because no stockholder has given the timely notice required by our Bylaws in order to nominate a candidate for election as a director at the Annual Meeting. If any other business is properly brought before the Annual Meeting, the persons named as proxy on the proxy card will vote on the matter using their best judgment.

▪
Information regarding the requirements for submitting a stockholder proposal for consideration at next year's annual meeting of stockholders, or nominating a candidate for election as a director at next year's annual meeting of stockholders, can be found near the end of this proxy statement under the heading "Future Stockholder Proposals."

How are proxy materials delivered to stockholders who share the same household?
The rules of the Securities and Exchange Commission allow us to deliver a single copy of the annual report and proxy statement to any household at which two or more stockholders reside. We believe this rule benefits everyone. It eliminates

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duplicate mailings that stockholders living at the same address receive, and it reduces our printing and mailing costs. This rule applies to any annual reports, proxy statements, proxy statements combined with a prospectus and information statements. If your household would like to receive duplicate rather than single mailings in the future, please write to Broadridge Investor Communications Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or call 800-542-1061.
Each stockholder will continue to receive a separate proxy card or Notice of Internet Availability of Proxy Materials. If a broker or other nominee holds your shares, you may continue to receive some duplicate mailings. Certain brokers will eliminate duplicate account mailings by allowing stockholders to consent to such elimination, or through implied consent if a stockholder does not request continuation of duplicate mailings. Since not all brokers and nominees offer stockholders the opportunity to eliminate duplicate mailings, you may need to contact your broker or nominee directly to discontinue duplicate mailings from your broker to your household.
Your household may have received a single set of proxy materials this year. If you would like to receive another copy of this year's proxy materials, please write to Broadridge Investor Communications Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or call 800-542-1061.

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CORPORATE GOVERNANCE AT VISTA OUTDOOR INC.
Corporate Governance Guidelines
Our Board of Directors and management are committed to effective corporate governance practices. Our Guidelines on Corporate Governance describe the governance principles and procedures by which the Board functions. The Board annually reviews and updates, if necessary, the Guidelines on Corporate Governance and the Board committee charters in response to corporate governance developments, including regulatory changes, and recommendations by directors in connection with Board and committee evaluations.
Our Guidelines on Corporate Governance are available on our website at www.vistaoutdoor.com by selecting Investors and then Corporate Governance.
Code of Business Ethics
The Company's Board of Directors has adopted a written code of business ethics which applies to all directors, officers and employees. Our Code of Business Ethics is available on our website at www.vistaoutdoor.com by selecting Investors, then Corporate Governance and then Code of Business Ethics.
Communications with Directors
Procedures for stockholders, or anyone else, to communicate directly with non-management directors are available on our website at www.vistaoutdoor.com by selecting Investors, then Corporate Governance and then Contact Directors.
Any concerns about the Company's accounting, internal controls or auditing matters will be referred to the Audit Committee of the Board of Directors. Other communications sent to the Board of Directors will first be reviewed by the Company's Corporate Secretary to determine whether, based on the facts and circumstances of the communication, a response on behalf of the Board or an individual director is appropriate. If a response on behalf of the Board or an individual director is appropriate, management may assist the Board or individual director in gathering all relevant information and preparing a response. Communications related to day-to-day operations, job inquiries, business solicitations, advertisements, and similar matters are typically directed to an appropriate member of management for a response. The Corporate Secretary may elect not to refer the following types of communications to the Board:

•	Product inquiries or suggestions,

•	Employee complaints that are neither significant nor material,

•	Routine complaints regarding the Company's products, and

•	Requests for donations.
The Company maintains a record of all stockholder and other external communications to the Board, which the Board reviews at regular meetings. The Company's Senior Vice President, Chief Legal, HR & Compliance Officer and Corporate Secretary provides a periodic summary to the Chair of the Nominating and Governance Committee of stockholder and other external communications sent to the Board.
Director Independence
Under the applicable rules of the New York Stock Exchange, a majority of our Board of Directors must be independent. Our Board of Directors has affirmatively determined that each of the current directors, other than Christopher T. Metz, our Chief Executive Officer, has no material relationship with the Company and is independent. Our Audit, Nominating and Governance, and Management Development and Compensation Committees are each composed solely of independent directors.
Each year our directors complete a questionnaire that is designed to, among other things, provide information to assist the Board in determining whether the director is independent. Any person nominated for election as a director must also complete a questionnaire no later than the date he or she will be recommended for nomination by the Nominating and Governance Committee. Our Nominating and Governance Committee reviews all transactions and relationships disclosed in the director questionnaires. Each year, the Board of Directors makes a formal determination regarding each director's independence.

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In order to qualify as independent, a director must qualify as independent under the applicable rules of the New York Stock Exchange and our Board of Directors must also affirmatively determine, in its business judgment and in consideration of all relevant facts and circumstances, that the director has no relationship with the Company that is material to that director's ability to be independent from management. The Nominating and Governance Committee and the Board have reviewed all transactions and relationships between the Company and our directors, their immediate family members, and entities with which they are affiliated and determined that they were made or established in the ordinary course of business and that the directors had no material relationship with the Company.
No family relationship exists among any of the directors or among any of them and any executive officer of Vista Outdoor.
The Vista Outdoor Inc. Board of Directors

Michael Callahan

Mr. Callahan currently serves as the Chairman of the Board of Directors and recently served as our interim Chief Executive Officer from July to October 2017. Mr. Callahan currently serves as the President and Chief Executive Officer of Aspen Partners, a Utah-based consultant to the outdoor sporting industry, since 2008. From 1990 until his retirement in 2008, Mr. Callahan served in various merchandising, marketing, management and senior executive positions with Cabela’s, Inc., a specialty retailer of hunting, fishing, boating, camping, shooting, and related outdoor recreation merchandise, most recently as Senior Vice President Business Development & International Operations. Prior to joining Cabela’s, Mr. Callahan spent 15 years working in the outdoor recreation industry.
Board Committees: Nominating and Governance Committee and Management Development and Compensation Committee
Qualifications:
Mr. Callahan has been selected to serve as a director due to his operational, marketing and leadership experience gained through various senior positions in the sporting goods and outdoor industry.

Director of Vista Outdoor since: February 2015
Age: 69

Christopher T. Metz

Mr. Metz has served as a director and our Chief Executive Officer since October 2017. Prior to joining Vista Outdoor, Mr. Metz served as President and Chief Executive Officer of Arctic Cat Inc., a manufacturer of all-terrain vehicles, recreational off-road vehicles and snowmobiles, from December 2014 to March 2017. He served as a Managing Director of Sun Capital Partners, Inc. ("Sun Capital"), a global private equity firm, from 2005 to July 2014. Prior to joining Sun Capital, Mr. Metz worked for Black & Decker, a manufacturer of power tools, accessories, hardware, home improvement products, and technology based fastening systems, for over 13 years, serving in a variety of capacities, including President of its Hardware and Home Improvement Group from 1999 to 2005. Mr. Metz currently serves on the board of Central Garden & Pet Company, a producer and distributor of lawn, garden, and pet supplies.

Other Public Company Boards: Central Garden & Pet Co.
Qualifications:
Mr. Metz has been selected to serve as a director based on his extensive experience and proven leadership, strategic decision making, and business performance.

Director of Vista Outdoor since: October 2017
Age: 54

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April H. Foley

Ambassador Foley served with the U.S. State Department as the Ambassador to Hungary from 2006 to 2009. Before her diplomatic service, she was First Vice President and Vice Chairman, and a member of the Board of Directors, of the Export-Import Bank of the United States from 2003-2005. She also served as Director of Business Planning of PepsiCo, Inc., a multinational food, snack, and beverage corporation, from 1981 to 1993, and previously served as a director of Xerium Technologies, Inc.
Board Committees: Nominating and Governance Committee and Management Development and Compensation Committee
Qualifications:
Ambassador Foley has been selected to serve as a director due to her global and government experience through her service as an Ambassador and experience in the analysis of financial performance and business plans.

Director of Vista Outdoor since: February 2015
Age: 71

Mark A. Gottfredson

Mr. Gottfredson is a leader in and was the former head of Bain & Company, Inc.’s performance improvement practice of Bain & Company, Inc. (“Bain”), a business management consultant. He recently led an engagement for the World Bank related to international trade and has worked with business leaders from many leading international corporations. He served on Bain’s board from 2008 to 2012 and currently serves as the head of the automotive practice in the Americas for Bain. He also currently serves as a director and member of the Audit Committee of Emerge Energy Services LP.
Board Committees: Audit Committee and the Nominating and Governance Committee (Chairman).
Other Public Company Boards: Emerge Energy Services LP
Qualifications:
Mr. Gottfredson has been selected to serve as a director based on his extensive experience and proven ability advising boards and management on strategic decision making and business performance.

Director of Vista Outdoor since: February 2015
Age: 62

Tig H. Krekel

Tig H. Krekel is the Chairman of Hudson Group, LLC, a management advisory services firm founded in 2001.  He was also Vice Chairman and Managing Partner of J.F. Lehman & Company, a private equity firm concentrating on the aerospace and defense industries from 2003 to 2012.  Prior to joining J.F. Lehman, Mr. Krekel served as President and Chief Executive Officer of Hughes Space and Communications, and as a Group President of the Boeing Company, overseeing the world’s largest manufacturer of commercial and military communications satellites. Before joining Hughes in 1999, Mr. Krekel was the President and Chief Executive Officer of the Aerospace Equipment Systems group of AlliedSignal (now Honeywell).
Board Committees: Audit Committee and the Management Development and Compensation Committee (Chairman)
Qualifications:
Mr. Krekel has been selected to serve as a director due to his leadership, industry and financial experience as the former chief executive officer of several large and complex businesses.  Also, Mr. Krekel has extensive corporate governance experience as chairman, committee chairman and member of numerous public and private boards.

Director of Vista Outdoor since: February 2015
Age: 65

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Gary L. McArthur

Mr. McArthur served as Executive Vice President and Chief Financial Officer of CH2M Hill, an engineering company that provides consulting, design and operations services, from 2014 to 2018. Prior to joining CH2M Hill, he worked more than 15 years for Harris Corporation, an international communications and information technology company serving government and commercial markets, where he most recently served as Senior Vice President and Chief Financial Officer. Mr. McArthur has also been associated with Nextel Communications, Inc., Lehman Brothers, Inc. and Deloitte & Touche LLP and served on the boards of Terion Inc. and Live TV Co. Ltd.

Board Committees: Nominating and Governance Committee and the Audit Committee (Chairman)
Qualifications:
Mr. McArthur has been selected to serve as a director due to his extensive financial, management and complex problem-solving experience.

Director of Vista Outdoor since: February 2015
Age: 59

Michael D. Robinson

Mr. Robinson was most recently employed as the Executive Vice President – Customer Experience, Product Management and Digital Revenue at Macy’s Inc. from 2015 to 2018 and was the Senior Vice President – Digital Technology at Macy’s Inc. from 2010 to 2015. Macy’s Inc. is an omni-channel retail organization that operates stores, websites, and mobile applications that sells a range of merchandise, including apparel and accessories for men, women, and children; cosmetics; home furnishings; and other consumer goods. Before joining Macy’s, Mr. Robinson was the Vice President – IT Strategy, Business Planning and Global Corporate Systems Development from 2005 to 2010 at Gap, Inc., an American worldwide clothing and accessories retailer. Prior his employment at Gap, Inc., he was the Associate Partner - Distribution Sector – Retail and Biotech Industries at IBM Business Consulting Services, which is the professional services arm of IBM, from 2001 to 2005. Mr. Robinson also previously held roles at PricewaterhouseCoopers and Johnson & Johnson.
Board Committees: Nominating and Governance Committee and Management Development and Compensation Committee
Qualifications:
Mr. Robinson has been selected to serve as a director due to his leadership and extensive digital technology and e-commerce knowledge gained from over 20 years of experience at several large and complex businesses.

Director of Vista Outdoor since: December 2018
Age: 53

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Robert M. Tarola

Mr. Tarola is currently the president of Right Advisory LLC, a financial consulting firm. He currently serves as interim Chief Financial Officer for Covenant Health in New England. Prior to joining Covenant Health, he served as Chief Financial Officer of Southcoast Health System for three years, a healthcare service provider, and was associated with The Howard University where he served as Chief Financial Officer for four years. Prior to his time with Howard, he served as Chief Financial Officer for W.R. Grace & Co. for almost 10 years. Prior to W.R. Grace, he served as Chief Financial Officer of MedStar Health, Inc. and was an audit partner at PricewaterhouseCoopers LLP. He currently serves on the board of Legg Mason Mutual Funds and The American Kidney Fund, serves as Chairman of the Board of XBRL International Inc., serves on the Board of Visitors of the Fox School of Business at Temple University and previously served on the Board and Audit Committee of TeleTech Holdings Inc. He also serves on the Investment Advisory Group for the PCAOB and is a CPA and CGMA. Mr. Tarola has been named as one of the Top 100 graduates of Fox Business School of Temple University.

Board Committees: Audit Committee and the Management Development and Compensation Committee.
Qualifications:
Mr. Tarola has been selected to serve as director based on his extensive management experience and deep financial expertise.

Director of Vista Outdoor since: February 2015
Age: 69
Organization of the Board of Directors
Declassification of the Board of Directors
At the annual meeting of stockholders in 2018, the stockholders of the Company approved a proposal to amend the Company’s certificate of incorporation to declassify the Board of Directors over a three-year period, provide for the annual election of all directors at the 2021 annual meeting of stockholders and make certain conforming and technical changes to the Company’s Certificate of Incorporation. The certificate of incorporation, as amended, provides that following our annual meeting of stockholders in 2018, directors for each class will be elected at the annual meeting of stockholders held in the year in which the term for that class expires and will thereafter serve a one-year term until the next annual meeting of stockholders. Accordingly, the Company's Board of Directors is currently divided into the following classes whose terms will expire as described below:

	Class	Term Expiration (Calendar Year)
Michael Callahan	I	2021
Robert M. Tarola	I	2021
April H. Foley	II	2019
Tig H. Krekel	II	2019
Gary L. McArthur	III	2020
Mark A. Gottfredson	III	2020
Christopher T. Metz	III	2020
Michael D. Robinson	None	Annually
Our Class II directors, Ambassador Foley and Mr. Krekel have terms expiring at the Annual Meeting. Mr. Robinson, who was elected to the Board on December 17, 2018, following the adoption of the amendment to the certificate of incorporation, to serve a term expiring at the Annual Meeting. These directors have each been nominated by the Board of Directors for reelection at the Annual Meeting, as described below under "Proposal 1 - Election of Directors."
At any meeting of stockholders for the election of directors at which a quorum is present, a director will be elected if the votes cast in favor of such nominee's election exceed the votes cast against, or withheld with respect to, such nominee; provided, however, that, if the Corporate Secretary of Vista Outdoor receives a notice that a stockholder has nominated a person for election to the Board of Directors in compliance with the advance notice requirements for stockholder nominees for directors set forth in the Company's amended and restated bylaws and such nomination has not validly been withdrawn, directors will be elected by a plurality of the votes cast.

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Chairman of the Board
The Company's Board of Directors maintains strong independent leadership through an active and empowered Chairman. The Company's independent directors appointed Mr. Callahan as Chairman in November 9, 2017. As Chairman, Mr. Callahan chairs executive sessions and other meetings of the independent directors and communicates, as appropriate, the results of those sessions or meetings to the Board and the Company's management. The Chairman’s other responsibilities are set forth in the Guidelines on Corporate Governance of Vista Outdoor Inc. that is available on the Company's website at www.vistaoutdoor.com by selecting Investors, then Corporate Governance and then Corporate Governance Guidelines.
Meetings of the Board
The Company's Board of Directors holds five regularly scheduled meetings each fiscal year. In the fiscal year ending March 31, 2019 (referred to as “fiscal year 2019”), the Board of Directors held a total of seven meetings. The independent directors of the Board meet in executive session at each regularly scheduled Board meeting. As a general practice, Board members are expected to also attend our annual meetings of stockholders. Each of our Board members attended the August 2018 annual meeting of stockholders. Each director attended significantly more than 75% of the meetings of the Board and applicable committees held in fiscal year 2019 (during the period that each director served).
Committees of the Board of Directors
The Board of Directors has established three standing committees, the Audit Committee, the Nominating and Governance Committee, and the Management Development and Compensation Committee (the "MDCC" or "Compensation Committee"), in connection with the discharge of its responsibilities.
Audit Committee (AC)

Specifically, the Audit Committee's duties include: appointing, compensating, retaining and overseeing the Company's independent registered public accounting firm; reviewing the scope of the audit to be conducted by such firm, as well as the results of its audit; overseeing the Company's financial reporting activities, including the Company's annual and quarterly reports and the accounting standards and principles followed; overseeing the Company's compliance with its Code of Business Ethics; overseeing the Company's financial reporting process; approving audit and non-audit services provided to the Company by the independent registered public accounting firm; evaluating requests for waivers related to the Code of Business Ethics; overseeing the Company's legal and regulatory compliance; overseeing the Company's disclosure and internal controls; and preparing the report of the Audit Committee required by the rules and regulations of the Securities and Exchange Commission and included in this Proxy Statement. Further, in conjunction with the mandated rotation of the independent registered public accountant’s lead engagement partner, the Audit Committee was involved with the selection of a new lead engagement partner for 2019. The Audit Committee is also responsible for oversight of financial risks, including the steps the Company has taken to monitor and mitigate these risks.
All of the Audit Committee members meet the independence and experience requirements of the New York Stock Exchange and the Securities and Exchange Commission and other requirements set forth in the Audit Committee charter. The Board has identified Messrs. Tarola and McArthur as audit committee financial experts under the rules of the Securities and Exchange Commission. The Audit Committee holds four regularly scheduled meetings each fiscal year. In fiscal year 2019, the Audit Committee held at total of six meetings. Generally, the Audit Committee meets separately with the independent auditors and the Company's internal auditors at regularly scheduled meetings and periodically meets separately with management.

Management Development and Compensation Committee (MDCC)
The MDCC carries out the responsibilities delegated by the Board of Directors relating to the review and determination of executive compensation and approves or recommends, as applicable, compensation and incentive plans and programs. The MDCC also produces an annual report regarding executive compensation that has been included in this Proxy Statement. The MDCC also evaluates the performance of the Chief Executive Officer and other executive officers in light of established Company goals and objectives at least once per year and, based on these evaluations, approves (or makes recommendations to the Board of Directors regarding approval when appropriate) the compensation of the Company's Chief Executive Officer and other executive officers. The MDCC is also responsible for overseeing the management of risks relating to the Company's executive compensation plans and arrangements. The MDCC has the authority to retain or obtain the advice of compensation consultants and other advisers and to determine the services to be provided and the fees for such services. The MDCC considers the independence of any compensation consultants and/or other advisers it engages and assesses whether the work of any such compensation consultants or advisors raises any conflicts of interest. In addition, the MDCC devises and executes an executive

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development and succession plan for the Company.
All of the MDCC members meet the independence requirements of the New York Stock Exchange and the Securities and Exchange Commission and other requirements set forth in the MDCC charter. The MDCC holds four regularly scheduled meetings each fiscal year. In fiscal year 2019, the MDCC held a total of five meetings. Additional information regarding the MDCC's processes and procedures for establishing and overseeing executive compensation is disclosed below under the heading "Executive Compensation—Compensation Discussion and Analysis."

Nominating and Governance Committee (NGC)
The Company's Nominating and Governance Committee is responsible for considering and reporting periodically to the Board of Directors on matters relating to the identification, selection and qualification of members of the Board of Directors and candidates nominated to the Board of Directors. The Nominating and Governance Committee also advises and makes recommendations to the Board of Directors with respect to corporate governance matters, oversees annual evaluations of the Board of Directors and is responsible for board succession planning. The Nominating and Governance Committee also receives and reviews, in accordance with the Company's amended and restated bylaws, stockholder recommendations for director candidates. The Nominating and Governance Committee periodically reviews the Company's policies related to such recommendations. The Nominating and Governance Committee, in its role of reviewing and maintaining the Company's Guidelines on Corporate Governance, also manages risks associated with the independence of the Board of Directors and potential conflicts of interest.
All of the Nominating and Governance Committee members meet the independence requirements of the New York Stock Exchange and other requirements set forth in the NGC charter. The Nominating and Governance Committee holds two regularly scheduled meetings each fiscal year. In fiscal year 2019, the Nominating and Governance Committee held a total of three meetings.
The current composition of the committees is listed in the table below with the Chair of each committee designated with a “C.”

	Nominating and Governance Committee	Audit Committee	Management Development and Compensation Committee
Christopher T. Metz
Michael Callahan	t		t
April H. Foley	t		t
Mark A. Gottfredson	C	t
Tig H. Krekel		t	C
Gary L. McArthur	t	C
Robert M. Tarola		t	t
Michael D. Robinson	t		t

Annual Director Evaluations
The Nominating and Governance Committee leads an annual self-evaluation of the functioning and effectiveness of the Board, as a whole, each Committee and each director. The centerpiece of this process is the analysis of a comprehensive self-assessment questionnaire completed by each director. The directors' responses to the questionnaire provide a critical evaluation by the directors of the Board’s performance, including as assessment of its agendas, informational needs, composition, processes, dynamics and effectiveness, as well as a director by director evaluation in terms of skill sets and contribution. At the end of the process, opportunities for improvement are identified by the Nominating and Governance Committee and Board.
Periodically, the evaluation process is administered by our outside counsel. Each director completes the questionnaire and provides suggestions and feedback to our outside counsel, who then summarizes the results of the assessment and provides recommendations for improvements, to our Nominating and Governance Committee and Chairman. This process allows directors to anonymously provide feedback.

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Director Qualifications and Selection Process
The Board has delegated the identification, screening and evaluation of director candidates to the Nominating and Governance Committee. The Nominating and Governance Committee retains from time to time a search firm to help identify, screen and evaluate director candidates. The Nominating and Governance Committee will also consider qualified candidates for Board membership submitted by stockholders, as described below, or by members of the Board of Directors. The Nominating and Governance Committee interviews the candidates who meet the director qualification standards described above, selects the candidates who best meet the Board's needs, and then recommends to the Board the director nominees for election to the Board.
In evaluating potential director nominees, the Nominating and Governance Committee seeks to ensure that the Board of Directors includes a range of talents, ages, skills, diversity and expertise, particularly in the areas of accounting and finance, management, domestic and international markets, governmental/regulatory, leadership and industry experience, sufficient to provide sound and prudent guidance with respect to the Company's operations and interests.
The Nominating and Governance Committee will consider stockholder recommendations for nominees to the Board. If you wish to recommend a prospective candidate for the Board, you should submit the candidate's name and written information in support of the recommendation to: Corporate Secretary, Vista Outdoor Inc., 1 Vista Way, Anoka, MN 55303. Additional information regarding the requirements for nominating a person for election as a director at the annual meeting of stockholders is described under the heading "Future Stockholder Proposals" near the end of this proxy statement. Director candidates recommended by stockholders will be considered under the same criteria as candidates recommended by the Nominating and Governance Committee.
The Board's Role in Risk Oversight
While the Company's management is responsible for the day-to-day management of risks, the Board of Directors has broad oversight responsibility for the Company's risk management programs. Company management is charged with adequately identifying material risks that the Company faces in a timely manner; implementing management strategies that are responsive to the Company’s risk profile and specific material risk exposures; evaluating risk and risk management with respect to business decision-making throughout the Company; and efficiently and promptly transmitting relevant risk-related information to the Board or appropriate committee, so as to enable them to conduct appropriate risk management oversight. The Board receives reports on enterprise risk management at least once a year.
The Board of Directors exercises risk management oversight and control, both directly and indirectly through board committees. The Board of Directors regularly reviews information regarding the Company's credit, liquidity and operations, including the risks associated with each. The MDCC is responsible for overseeing the management of risks relating to the Company's executive compensation plans and arrangements. The Audit Committee is responsible for oversight of financial risks, including the steps we take to monitor and mitigate these risks. The Nominating and Governance Committee, in its role of reviewing and maintaining the Company's Guidelines on Corporate Governance, manages risks associated with the independence of the Board of Directors, potential conflicts of interest and the governance of the Company. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports and by the Chief Executive Officer about the known risks to the Company's strategy and business.
Compensation Committee Interlocks and Insider Participation
None of the members of the MDCC has ever served as an officer or employee of the Company while serving on the MDCC or has any relationships with the Company requiring disclosure below under the heading "Related Person Transactions." Mr. Callahan served briefly as the Company's Interim Chief Executive Officer, but he did not serve on the MDCC during that period. Since the beginning of the last fiscal year, no executive officer of the Company has served on the Compensation Committee or board of any company that employs a director of the Company.
Stock Ownership Guideline for Non-Employee Directors
The Board has established a stock ownership guideline that bars non-employee directors from selling any shares of Vista Outdoor that they own until they own number of shares of Vista Outdoor common stock equal in value to five (5) times the amount of the annual cash retainer paid to members of the Board of Directors, or $375,000. The Nominating and Governance Committee of the Board reviews the stock ownership of each incumbent director annually prior to the Committee's recommendation to the Board of the nominees for election as directors at the annual meeting of stockholders. Shares of Vista Outdoor common stock owned outright and restricted stock and deferred stock units granted under the Company's 2014 Stock

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Incentive Plan are all counted for the purpose of meeting the stock ownership guideline. All non-employee directors are currently in compliance with these guidelines.
Information About Our Executive Officers
The following table sets forth certain information with respect to Vista Outdoor's executive officers:

Name	Age	Title
Christopher T. Metz	53	Chief Executive Officer
Miguel A. Lopez	59	Chief Financial Officer
Scott D. Chaplin	52	Senior Vice President, Legal, Human Resources, and Corporate Services

Each of the above individuals serves at the pleasure of the Board of Directors. No family relationship exists among any of the executive officers or among any of them and any director of Vista Outdoor. There are no outstanding loans from Vista Outdoor to any of these individuals. Information regarding the employment history (in each case with Vista Outdoor unless otherwise indicated) of Messrs. Lopez and Chaplin are set forth below. Information regarding the employment history of Mr. Metz can be found above in the information provided for members of our Board of Directors.

Miguel "Mick" A. Lopez

Mr. Lopez has served as our Chief Financial Officer since April 2018. Prior to joining Vista Outdoor, Mr. Lopez was most recently employed as the Chief Financial Officer of Veritas Technologies LLC ("Veritas Technologies"), an international data management company, from February 2016 to July 2017. Before joining Veritas Technologies, he served as the Chief Financial Officer of Harris Corporation, a technology company, defense contractor and information technology services provider, from February 2014 to January 2016. Prior to joining Harris Corporation, Mr. Lopez was the Chief Financial Officer of Aricent Group/KKR Private Equity, a global design and engineering company from November 2011 to December 2013. Mr. Lopez also served as the Vice President, Corporate Finance and Operations at Cisco Systems, a technology company that develops, manufacturers, and sells networking hardware, telecommunications equipment, and other technology services and products, from 2007 to 2011. Mr. Lopez is a certified public accountant.

Chief Financial Officer since: April 2018
Age: 59

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Scott D. Chaplin

Mr. Chaplin has served as our Senior Vice President, Legal, Human Resources and Corporate Services since December 2017. Prior to this role, Mr. Chaplin served as the Senior Vice President, General Counsel and Secretary since February 2015. Mr. Chaplin served as Senior Vice President, General Counsel and Corporate Secretary of ATK, an aerospace manufacturer and defense industry company, from October 2012 through February 2015. Before joining ATK, he served as Senior Vice President, General Counsel and Corporate Secretary of Stanley, Inc., an information technology company, and before that as Vice President and General Counsel of BAE Systems Information Technology, which provides information technology consulting and systems engineering services to defense, security, and aerospace systems. From 1999 to 2004, he served as Vice President and General Counsel of DigitalNet, Inc., an information technology outsourcing company. He also worked as an adjunct professor of law at American University, Washington College of Law and as an attorney for Morgan, Lewis & Bockius LLP and Reed Smith LLP, both in Washington, D.C.

Senior Vice President, Legal, Human Resources and Corporate Services since: December 2017
Age: 52

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COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary
Introduction
This Compensation Discussion and Analysis explains how our MDCC made decisions related to the compensation of our executive officers, including our "named executive officers" for the fiscal year ended March 31, 2019 (referred to as fiscal year 2019). References to a “fiscal year” in this Compensation Discussion and Analysis section and in the Named Executive Officer Compensation Tables that follow refer to the fiscal year ended March 31 of that year.
Our "named executive officers" for fiscal year 2019 are:

•	Christopher T. Metz, Chief Executive Officer and Director

•	Miguel "Mick" Lopez, Senior Vice President and Chief Financial Officer from April 17, 2018

•	Scott D. Chaplin, Senior Vice President/Chief Legal, HR & Compliance Officer/Corporate Secretary

•	David Allen, Former President, Outdoor Products until July 27, 2018

•	Anneliese Rodrigues, Former Interim Principal Financial Officer from February 2, 2018 through April 16, 2018

Summary of Executive Compensation Program
The MDCC has designed the Vista executive compensation program to attract, motivate, and retain key talent, which is necessary to create long-term stockholder value. The MDCC reexamines the design of the program to evaluate its effectiveness and make any changes it determines necessary to better align it with our strategy and compensation philosophy. This year, the MDCC also solicited specific feedback from several of our stockholders to gain important insight and help the MDCC's efforts to align our compensation arrangements with the interests of our stockholders. As a result, significant elements of our executive officers' compensation have been tied to financial and operating performance and are intended to drive sustained long-term stockholder value. Long-term incentives are delivered in the form of performance shares, stock options and restricted stock units ("RSUs"). The structure of our executive compensation program is outlined below.

Compensation Actions in FY 2019 and Response to 2018 Say on Pay Vote
At our 2018 annual meeting of stockholders, 49.6% of shares were voted in favor of the advisory proposal on our executive compensation. During fiscal year 2019, we increased our stockholder outreach efforts, and engaged stockholders owning over half of our outstanding shares. With support from Company management, the new Chair of the MDCC led these stockholder outreach efforts. The Company engaged with shareholders to collect and understand perspectives on the Company’s pay programs resulting in the challenging 2018 Say-on-Pay vote. Our stockholders expressed concerns with certain features of the sign-on compensation package for Mr. Metz, our new Chief Executive Officer, specifically his guaranteed bonus for the 2018 fiscal year, his guaranteed minimum annual incentive for the 2019 fiscal year, and his sign-on RSU grant, which vests based on the passage of time.

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The MDCC decided, following negotiations with Mr. Metz, to offer him a sign-on package that would incentivize him to join Vista Outdoor during a challenging time for our industry. The MDCC was concerned that not agreeing to these terms would result in Mr. Metz pursuing other opportunities that were available to him rather than joining Vista Outdoor. The MDCC does, however, understand the concerns of our stockholders with respect to this sign-on package, and did not provide similar annual incentive guarantees or sign-on equity to Mr. Lopez, our new Chief Financial Officer, when he joined the Company just six months later in April 2018. In addition, Mr. Metz's fiscal year 2019 guaranteed minimum annual incentive had no practical effect as the Company's financial achievement resulted in a bonus payout above such minimum. The MDCC will take this feedback from our stockholders into consideration during any future negotiations with executives.

Our stockholders also expressed a concern that a majority of our LTI awards for fiscal year 2019 (granted in fiscal year 2018) were not subject to performance conditions. The MDCC has considered this feedback, and made significant adjustments to the LTI awards for fiscal year 2020 (granted in fiscal year 2019 and reflected in the Summary Compensation Table and Grants of Plan-Based Awards Table as 2019 compensation) to weight the incentives more heavily towards performance-based awards. The charts below show the breakdown of long-term incentives for the 2019 fiscal year and the 2020 fiscal year.

Of note for Mr. Metz, however, is that his LTI grant (at target) for fiscal year 2020 can only be made 55% in performance shares if our stockholders approve an amendment to our 2014 Stock Incentive Plan (Proposal 4 described within this proxy statement) to increase the plan's limitation on the number of performance shares that can be granted in any calendar year. Shares awardable at vesting of Mr. Metz's fiscal year 2020 performance share grants that exceed the plan's current limitation have been made conditional upon such stockholder approval.

Compensation Governance Best Practices
We strive to ensure that our executive compensation program encompasses best practices in the market and good governance. This reduces risk and increases the alignment between our executive compensation program and the interests of our stockholders. In establishing our executive compensation program, our MDCC has adopted policies and practices that

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reflect good governance and best practices in the market.

	What We Do:		What We Don't Do:
✓	A double-trigger provision in our change-in-control severance plan.	X	No stock options are granted with an exercise price below market value on the date of grant.
✓	A stock holding requirement for executive officers.	X	No repricing of equity awards without stockholder approval.
✓	A significant portion of executive compensation is earned based on achieving pre-established performance goals.	X	No tax gross-ups paid on change-in-control benefits.
✓	Vista Outdoor's recoupment (clawback) policy applies to incentive awards held by executive officers if there is a material restatement of the Company's financial results.	X	No hedging or pledging of Vista Outdoor stock by our directors and officers, pursuant to our anti-hedging and anti-pledging policies.
✓	The MDCC retains a compensation consultant to provide independent, third-party advice on executive compensation.	X	No excessive perquisites are provided to our executives.
✓
We hold a “say-on-pay” advisory vote on executive compensation annually, in order to permit our stockholders to give immediate feedback on our compensation practices. In addition, after significant stockholder outreach as described in this proxy statement, we used stockholder feedback and translated it into material changes to our compensation programs for fiscal year 2020.
		X X	No front-loaded incentive awards, which would limit the MDCC’s ability to adjust future pay opportunities. No excessive supplemental retirement benefits.
✓	Our peer group is evaluated annually, and adjusted as necessary, to ensure that it remains appropriate.
Fiscal Year 2019 Achievements
For fiscal year 2019, annual incentive awards for our named executive officers paid above target, reflecting the Company's achievements in delivering on our strategic business transformation plan. However, only a small portion (based on financial achievement, and adjusted for stock price declines, less than 5% of original target dollar values) of the performance shares tied to fiscal year 2017-2019 performance period vested as of March 31, 2019. Accordingly, the MDCC believes such performance share achievement supports the conclusion that the Company’s compensation program appropriately aligns long-term incentives to financial performance and creates accountability for the Company’s named executive officers.
Executive Compensation Philosophy
The overall objective of the Company's executive compensation program is the same as the goal for operating the Company: to create long-term stockholder value. The program is intended to provide a competitive compensation package to our executives in order to attract, motivate and retain a talented executive leadership group that is dedicated to the long-term interests of our stockholders. Our pay philosophy is to attract the most talented executives and vest them with authority to execute the board-approved strategic and annual plans.

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Executive compensation decisions are based on three fundamental principles:

Compensation Should be Performance-Based
Incentive compensation is designed to drive strong financial performance with the intent of creating long-term stockholder value. Executive compensation varies in relation to the Company's financial performance and stock price performance.

Compensation Should Align Executive and Stockholder Interests	Vista Outdoor will achieve the best results for its stockholders when its executives act and are rewarded as owners in the business.
A significant portion of our total executive pay opportunities comes through equity-based incentives: 62% of the total opportunity for our Chief Executive Officer role, and an average of 44% for our Chief Financial Officer and Senior Vice President, Legal, Human Resources and Corporate Services.

Executive officers, including the Chief Executive Officer, are required to retain at least 50% of the net shares (remaining after taxes are withheld) received as compensation and to hold such shares until the executive leaves the Company.

Compensation Should Attract and Retain Quality Talent
Vista Outdoor must offer a competitive total compensation package to our executives in order to attract and retain a talented executive leadership group. To ensure that we remain competitive and promote executive retention, Vista Outdoor regularly reviews competitive market information for both direct and indirect compensation.

Total direct compensation (base salary, annual incentive, long-term incentive) is benchmarked against a company specific peer group of close business competitors of comparable size. We also consider reported information from leading compensation surveys when assessing the competitiveness of our executive pay opportunities.

Indirect compensation programs (benefits) are evaluated separately from direct compensation through the Company's regular benefits review and benchmarking process.
2018 Say-on-Pay Vote and Stockholder Outreach
At the Company's 2018 annual meeting of stockholders, the Company submitted its executive compensation program to an advisory stockholder vote. By a very narrow margin, our stockholders did not approve the Company's fiscal year 2018 executive compensation policies and programs, with 49.6% of shares voted in favor of the proposal. This was a significant decrease from just the year before, where 97.1% of shares were voted in favor of the Company’s executive compensation program.
Following the 2018 annual meeting of stockholders, the MDCC re-examined the Company's executive compensation program and engaged in significant stockholder outreach in order to determine the reasons for the low approval level, even though the philosophy and design of the executive compensation program had remained relatively consistent since Vista Outdoor’s creation in 2015. The MDCC was disappointed by the outcome of the 2018 Say-On-Pay Vote, and has taken the feedback received by our stockholders into account when making compensation decisions for fiscal year 2020. A summary of our stockholder outreach efforts, feedback received, and actions taken are outlined below.
Outreach Efforts

We reached out to stockholders owning over half of our outstanding shares	ð	Stockholder engagement meetings were led by the MDCC Chair, with support from management	ð	Feedback received from stockholders during engagement was shared with the full MDCC and considered in making compensation decisions for fiscal year 2020

Feedback Received and Actions Taken

We received generally favorable feedback from our stockholders on the overall structure of our executive compensation program, but many stockholders expressed concern with respect to our Chief Executive Officer’s sign-on package and changes to the balance of long-term incentive awards. Specific feedback received from our stockholders, and actions we have taken to address this feedback, is summarized below.

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Feedback from Stockholders	Our Explanation/Actions Taken
In connection with his hiring, our Chief Executive Officer received a guaranteed bonus for the 2018 fiscal year, the year he was hired, and a guaranteed minimum annual incentive for the 2019 fiscal year

We hired Christopher T. Metz as our Chief Execuctive Officer in October 2017, following the retirement of Mark DeYoung, our prior Chief Executive Officer, and the appointment of our then Lead Independent Director, Michael Callahan, as interim Chairman and Chief Executive Officer. Mr. Metz had over 25 years of experience leading consumer and industrial-based global businesses.

In order to incentivize Mr. Metz to join Vista Outdoor during a challenging time for the industry, the MDCC agreed to provide him with a payment equal to his target bonus: $1 million. This was split into two parts: a guaranteed $500,000 bonus for the 2018 fiscal year; and a guaranteed minimum annual incentive of $500,000 with respect to the 2019 fiscal year.

FY 2018 Portion: Mr. Metz was hired approximately halfway through the 2018 fiscal year and the $500,000 guaranteed bonus amount represents 50% of his target bonus for a full year.

FY 2019 Portion: The $500,000 minimum annual incentive for the 2019 fiscal year is the equivalent of the amount Mr. Metz would be entitled to receive if the threshold performance level was achieved for the 2019 fiscal year. Any achievement above such minimum annual incentive amount would be tied to the Company’s actual financial performance for fiscal year 2019. Our actual performance for the 2019 fiscal year was greater than the threshold level, so Mr. Metz’s annual bonus was greater than the guaranteed minimum amount. Therefore, the minimum, guaranteed annual incentive for fiscal year 2019 did not increase the actual bonus Mr. Metz received for the fiscal year.

The MDCC does not generally provide guaranteed bonuses or minimum bonuses to executive officers. However, the MDCC determined that securing Mr. Metz’s experienced and talented leadership was of critical importance to the Company and its stockholders, and agreed to the arrangement. The MDCC determined that there was a significant risk that Mr. Metz would pursue another opportunity and not accept the Chief Executive Officer position without the security of this bonus amount covering the initial 12 months of his employment with Vista, and split into two pieces across two fiscal years because Mr. Metz was brought on in the middle of fiscal year 2018. The MDCC also determined that the payment of the bonus in both the 2018 and 2019 fiscal years was necessary to retain Mr. Metz given the anticipated timing of the implementation of strategic and operational improvements, which implementation may have adversely impacted the earned annual incentive amount in these years despite the achievements of Mr. Metz during this period.

In addition, the MDCC felt it appropriate to tie the payment guarantees to the annual incentive plan versus providing a separate sign-on bonus, which Mr. Metz could have reasonably requested. While this eroded the performance-based nature of the annual incentive, for fiscal year 2018 when the guarantee was applicable to the actual payout, it enabled the company to secure Mr. Metz’s employment without incremental additional cost.

This decision was made by the MDCC during the 2018 fiscal year, even though it had an effect on compensation during the 2019 fiscal year.

The MDCC has listened to stockholders with respect to this issue, and understands the concerns with this type of arrangement. No such guarantee or minimum was provided to Mr. Lopez when he was hired as our Chief Financial Officer in April 2018.

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Feedback from Stockholders	Our Explanation/Actions Taken
Our Chief Executive Officer’s sign-on equity award was not performance based
Mr. Metz was granted an award of time-based RSUs when he was hired in October 2017. The MDCC determined that time-based awards would best align his interests with the interests of our stockholders, by giving him a direct stake in the Company, while also retaining him over the three-year vesting period. This grant of equity-based awards to Mr. Metz was considered necessary to persuade Mr. Metz to accept the Chief Executive Officer position.

Stockholders expressed their concern that the sign-on grant, was not subject to any performance conditions. At the time the grant was negotiated, the MDCC determined that it was vital to secure Mr. Metz as Chief Executive Officer, and, given the strategic and operational improvements contemplated, it was unclear what performance metrics or level of specificity would be appropriate or agreed to by Mr. Metz.

The MDCC has listened to stockholders with respect to their concerns relating to this award, and will consider in the future whether sign-on grants for executives should vest based on the achievement of performance factors.

Majority of awards to other NEOs not performance-based
The MDCC adjusted the allocation equity awards for our long-term incentive program in fiscal year 2019 to 30% performance shares, 30% time-based RSUs, and 40% stock options. Previously, performance shares made up a larger portion of our long-term incentive awards. The MDCC made this change with respect to fiscal year 2019 due to a concern about retaining executives during a challenging time for the Company and the industry. The MDCC determined that a larger focus on time-based awards for the 2019 fiscal year would help to both retain the named executive officers and provide meaningful incentives for them to implement strategic and operational improvements, which would benefit the Company and its stockholders in the long term.

After considering the feedback we received from our stockholders on this issue, the MDCC re-balanced the long-term incentive program for fiscal year 2020 such that 55% of long-term incentives have been granted in the form of performance shares, 30% as time-based RSUs, and 15% as stock options. The MDCC believes that this emphasis on performance shares better aligns the interests of our executives with the long-term interests of our stockholders. The new long-term incentives are reflected in the Summary Compensation Table and the Grant of Plan-Based Awards Table as 2019 compensation.

We value the feedback of our stockholders with respect to our executive compensation program, as well as other governance issues. Our stockholder feedback during the 2019 fiscal year was productive, and, as a result we made several changes to the structure of our long-term compensation program to balance compensation towards performance-based awards rather than time-based awards. We will continue to engage with our stockholders with respect to executive compensation and other issues.
Determination of Compensation
The MDCC consists entirely of independent directors and is responsible for setting the Company's compensation policies and approving the compensation paid to executive officers. The MDCC considers the advice and recommendations of members of our executive team in making its determinations regarding executive compensation. All compensation decisions, however, are made by the MDCC in its sole discretion.
To assist the MDCC, the MDCC has engaged Semler Brossy Consulting Group, LLC ("Semler Brossy") as its compensation consultant. On an annual basis, the MDCC evaluates any potential conflict of interest of Semler Brossy after an examination of the following six factors: (i) the provision of other services to us by Semler Brossy; (ii) the amount of fees received from us by Semler Brossy, as a percentage of the total revenue of Semler Brossy; (iii) the policies and procedures of Semler Brossy that are designed to prevent conflicts of interest; (iv) any business or personal relationship of the Semler Brossy consultant with a member of the Compensation Committee; (v) any of our stock owned by the Semler Brossy consultants; and (vi) any business or personal relationship of the Semler Brossy consultant or Semler Brossy with any of our executive officers. The MDCC has concluded that no conflict of interest exists with respect to its engagement of Semler Brossy.

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The MDCC is currently undertaking a competitive Request for Proposal process for a new compensation consultant. The MDCC believes that a new compensation consultant, will among other things, bolster the MDCC's ongoing stockholder outreach efforts.
Before the MDCC approves compensation for the Company's named executive officers for a fiscal year, it reviews the Company's executive compensation program to (1) assess ongoing market competitiveness and (2) consider both Company and individual performance. The MDCC relies on the Chief Executive Officer to provide evaluations of the performance of our executives, and the MDCC evaluates the performance of our Chief Executive Officer.
The Company uses a company specific peer group of close business competitors of comparable size (referred to as the Compensation Peer Group) to benchmark executive compensation for officers in similar positions at comparable companies. In 2018, the Company updated its Compensation Peer Group. The resultant Compensation Peer Group for fiscal year 2019 was made up of 22 consumer products companies of comparable size and business focus. Key characteristics of the Compensation Peer Group include:

•	Multiple Product Spaces – product lines catering to a wide variety of end-consumers.

•	Portfolio of Brands – active management of multiple brands.

•	Manufacturing Component – clear in-house manufacturing capabilities and the associated management tasks.

The Compensation Peer Group used to inform compensation practices and levels executive officer compensation for fiscal year 2019 consisted of the following 22 companies:

American Outdoor Brands Corporation	Hasbro, Inc.
B&G Foods, Inc.	Helen of Troy Ltd.
Brunswick Corp.	J&J Snack Foods Corp.
Callaway Golf Co.	Mattel, Inc.
Central Garden & Pet Co.	Pinnacle Foods, Inc.
Church & Dwight Co., Inc.	Polaris Industries Inc.
Columbia Sportswear Co.	PVH Corp.
Edgewell Personal Care Co.	Revlon, Inc.
Garmin Ltd.	Spectrum Brands Holdings, Inc.
G-III Apparel Group Ltd.	Tupperware Brands Corp.
Hanesbrands, Inc.	Under Armour, Inc.

For fiscal year 2020, the MDCC significantly reshaped our Compensation Peer Group to reflect our current size, including the impact of our recent Eyewear business divestiture, as well as to provide greater alignment with leisure and outdoor brands. As a result, nine companies were removed from the Compensation Peer Group, while six new companies were added for fiscal year 2020, as follows:

Removed	Added
B&G Foods, Inc.	Acushnet Holdings Corp.
Central Garden & Pet Co.	Crocs, Inc.
Church & Dwight Co., Inc.	Deckers Outdoor Corp.
Edgewell Personal Care Co.	Johnson Outdoors Inc.
Hanesbrands, Inc.	Oxford Industries, Inc.
J&J Snack Foods Corp.	Wolverine World Wide, Inc.
Pinnacle Foods (acquired)
PVH Corp.
Revlon Inc.

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The resultant peer group for fiscal year 2020 consists of the following 19 companies:

Acushnet Holdings Corp.	Helen of Troy Ltd.
American Outdoor Brands Corporation	Johnson Outdoors Inc.
Brunswick Corp.	Mattel, Inc.
Callaway Golf Co.	Oxford Industries, Inc.
Columbia Sportswear Co.	Polaris Industries Inc.
Crocs, Inc.	Spectrum Brands Holdings, Inc.
Deckers Outdoor Corp.	Tupperware Brands Corp.
Garmin Ltd.	Under Armour, Inc.
G-III Apparel Group Ltd.	Wolverine World Wide, Inc.
Hasbro, Inc.

The 19 companies comprising the fiscal year 2020 Compensation Peer Group have a median revenue of approximately $2.2 billion, compared to the median revenue of the fiscal year 2019 Compensation Peer Group of approximately $3 billion. Despite this material change in the Compensation Peer Group, the MDCC believes that the total median pay opportunity for our Chief Executive Officer, and other officers for whom we leverage proxy pay data, remains within the competitive range compared to the new Compensation Peer Group.

In addition to the Compensation Peer Group, the MDCC also considers reported pay data from leading compensation surveys, including the most current Towers Watson CDB Executive Compensation Survey and Aon Hewitt TCM Survey.
The MDCC reviewed multiple market reference points for each executive officer as a guide to establish a targeted level of total direct compensation (base salary, annual incentives, and long-term incentives) for each executive officer position. The Chief Executive Officer then made recommendations to the MDCC on the pay levels for officers (other than himself) based on the Chief Executive Officer's assessment of the officer's performance. The MDCC considered similar data for Mr. Metz.
While recognizing that the pay for each of our executive officers is within the competitive range of the Compensation Peer Group and survey data used for fiscal year 2020, the MDCC considered whether to increase, hold flat or reduce executive officer pay to reflect the Company’s current business environment. After careful consideration, and recognition of the need to retain our executive officers to deliver on our strategic business transformation and divestiture plan, the MDCC determined that it would hold executive pay levels flat for fiscal year 2020, other than for Mr. Chaplin, who received a 3% merit increase to reflect the substantial additional duties he assumed (including the Communications and Governmental Relations functions) during fiscal year 2019.
The MDCC will continue to evaluate the Compensation Peer Group to ensure comparability and may make changes to the Compensation Peer Group for purposes of evaluating the competitiveness of the Company's executive compensation program for future periods. The MDCC retains discretion to make adjustments such that the compensation of individual executive officers may be above or below the market references. The level of compensation for the Company's Chief Executive Officer is determined solely by the MDCC, with information and support from its compensation consultant.

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Elements of the Company's Executive Compensation Program
The primary elements of the Company's executive compensation program are:

Compensation Element	Fundamental Principle Served	Objective	Competitive Positioning
Base salary	Designed to attract and retain quality talent	To provide a fixed level of cash compensation for sustained individual performance, based on level of responsibility, performance, and experience	Targeted at or around the 50th percentile of the market data described above
Annual incentive	Performance based/aligned with stockholder interests	To focus attention on and reward executives for their contributions to the Company's annual financial and operational performance	Opportunities are targeted at or around the 50th percentile of the market data described above
Long-term compensation	Performance based/aligned with stockholder interests	To align management's interests with those of the Company's stockholders through the use of stock incentive programs that help drive stockholder value over time and support retention of our executives	Award values are targeted at or around the 50th percentile of the market data described above
Benefits	Designed to attract and retain quality talent	To provide a competitive total compensation program and support the retention of key executive talent	In line with peers and general market
Perquisites	Designed to attract and retain quality talent	Minimal benefits, with careful consideration to only those where perceived benefit by the executive is greater than the cost to the Company	In line with peers
The various elements afford flexibility in designing an executive compensation package and allow the MDCC to focus executive officers' efforts on both short-term and long-term business objectives. Prior to the beginning of each fiscal year, the MDCC meets at a regularly scheduled meeting to establish base salary and annual and long-term incentive compensation levels for the Company's executive officers for the following fiscal year. The MDCC approves all grants of equity awards to named executive officers, and Vista Outdoor does not backdate, reprice or grant equity awards retroactively.
Compensation for Fiscal Year 2019
Base Salaries
The MDCC conducted its review of our executive officers' base salaries at the MDCC's February and March 2018 meetings and approved the fiscal year 2019 base salaries for each named executive officer listed in the table that follows. These increases were determined necessary to remain competitive with the market. Each named executive officer's base salary for fiscal year 2019 is set forth below:

Name	Base Salary for FY19	Percentage Increase
Christopher T. Metz	$1,000,000	—%
Miguel A. Lopez	$515,000	—%
Scott D. Chaplin	$486,428	2.0%
David D. Allen	$440,000	—%
Anneliese Rodrigues	$218,000	3.8%
Mr. Metz agreed to forgo a salary increase for fiscal year 2019. Mr. Lopez's base salary was determined by the MDCC when he was hired on April 16, 2018. The base salary for Ms. Rodrigues is determined by the MDCC based upon input from the Chief Executive Officer's annual performance review of Ms. Rodrigues.
Annual Incentive Compensation for Fiscal Year 2019

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Annual incentive compensation is typically paid under the Company's Executive Officer Incentive Plan, a cash-based pay-for-performance plan. In prior fiscal years, the MDCC determined that earnings before interest and taxes ("EBIT"), sales and free cash flow were the appropriate measures to drive annual Company financial performance. For fiscal years 2019 and 2020, the MDCC removed the sales metric given the current challenges of forecasting sales as a result of the Company’s business environment and industry volatility. An emphasis on EBIT also aligns with the Company’s focus on profitability as its named executive officers execute on the Company’s strategic transformation and divestiture plan. However, as a part of the MDCC’s annual review for the annual incentive plan design, the MDCC will consider reintroducing the sales or other metrics in the future. EBIT is defined in accordance with Generally Accepted Accounting Principles ("GAAP") and free cash flow is defined as cash provided from operations less capital expenditures. The performance goals were weighted 70% on the Company’s EBIT, 30% on the Company’s free cash flow. The target level of performance established for each performance goal was based on the Company's financial performance expectations for fiscal year 2019. The target levels of performance were considered by the MDCC and management to be challenging but achievable when set.
In May 2019, the MDCC evaluated the Company's results on each of the performance goals for the fiscal year ended March 31, 2019 and determined that the Company's financial performance achieved above target for EBIT and for free cash flow, resulting in an overall achievement of 161.5% of target for the executive officers who had a maximum payout opportunity of 250% for fiscal year 2019 (other than Ms. Rodrigues who as Vice President had a maximum payout opportunity of 150% and an overall achievement of 120.5%). The overall results were as follows:

Corporate (amounts in millions)
Goals ($ in Millions)	Threshold Performance Goal	Target Performance Goal	Maximum Performance Goal	Adjusted AIP Achievement
EBIT	$60.0	$71.0	$78.0	$72.12
Cash Flow*	$60.0	$70.0	$77.0	$113.96
*Cash flow was defined to be cash provided from operations less capital expenditures
The adjusted annual incentive plan achievement above includes the same adjustment factors applied to the Company’s reported results for purposes of disclosing the Company’s non-GAAP EBIT and Free Cash Flow for fiscal year 2019, as well as the following adjustments approved by the MDCC for purposes of calculating achievement levels under the fiscal year 2019 annual incentive plan: (i) the exclusion of an accounting benefit resulting from placing the Savage business in a held for sale status under GAAP in fiscal year 2019; (ii) an adjustment related to expected EBIT and Cash Flow from the Company’s Eyewear business, which were included in the performance targets set forth above prior to the sale of that business during fiscal year 2019; (iii) an adjustment related to reserves for certain non-ordinary course litigation matters; and (iv) an adjustment related to certain foreign currency losses.
The following table sets forth the threshold, target and maximum annual incentive compensation amounts established by the MDCC, and the actual cash incentive paid for fiscal year 2019 performance to each of the named executive officers:

	FY2019 Annual Cash Incentive Amounts			Actual
	Threshold	Target	Maximum	Incentive Paid
Christopher T. Metz	$500,000	$1,000,000	$2,500,000	$1,615,000
Miguel A. Lopez	$185,188	$370,376	$925,940	$598,156
Scott D. Chaplin	$158,090	$316,179	$790,448	$510,628
David D. Allen	$143,000	$286,000	$715,000	$—
Anneliese Rodrigues	$22,578	$45,155	$67,733	$54,410

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Actual amounts paid were interpolated on a straight-line basis between the target and maximum. The annual incentive payments described above for Mr. Lopez and Ms. Rodrigues were pro-rated, based on the number of days the executive was employed during the fiscal year. While the MDCC retains discretion to decrease annual incentive payments by 25%, the MDCC did not exercise this downward discretion as the named executive officers achieved their strategic objectives. Accordingly, annual incentive payments for the named executive officers were paid at financial achievement levels for fiscal year 2019. Mr. Allen forfeited his annual cash incentive payout upon departure from the Company.
Long-Term Incentive Compensation for Fiscal Year 2019
The MDCC determines the framework and goals for the Company's LTI compensation program. When considering the LTI program design for fiscal years 2019-2021, the MDCC reviewed the current construct of compensation being delivered through LTI awards.

The key elements and objectives of the fiscal year 2019 LTI program for the Company's executive officers are shown below. The LTI awards described in the table below (performance shares, RSUs and stock options) intended to compensate for fiscal year 2019 (or, with respect to performance shares, for the three-year performance period beginning in fiscal year 2019) were approved and granted by the MDCC in the final month of fiscal year 2018 and thus appear in the Summary Compensation table as 2018 compensation. The 2019 LTI awards are not included in the Grants of Plan-Based Awards table provided in this proxy statement, but are included in the Grants of Plan-Based Awards table in the proxy statement filed on June 18, 2018.

Type of Award	Value (% of Total Opportunity)	Objectives	Key Terms
Performance Shares (if earned, to be paid out in shares of Vista Outdoor common stock)*	30%	Balancing earnings growth as well as market returns
Measured over a three-year period: (1) cumulative three-year EBIT target, with payment assessed at the end of the three-year performance sales performance averaged over three consecutive annual periods (70% weighting); and (2) relative total stockholder return: three-year return compared to the S&P Midcap 400 Index (excluding companies in the Financial sector) (30% weighting)

RSUs*	30%	Retention, with underlying value driven by stock-price performance	Equal annual installments, vesting over a three-year period
Stock Options	40%	Long-term stock price appreciation	Exercise price equal to fair market value of Vista Outdoor stock on the date of grant; equal annual installment vesting over a three-year period; 10-year term
* The value of performance shares and RSU grants are determined using the closing sale price of Vista Outdoor common stock on the grant date of the award. The value of stock option grants is determined using the Black-Scholes option pricing model on the grant date of the award.

The MDCC annually reviews its approach to long-term incentive compensation for the named executive officers and is committed to ensuring that long-term incentive awards appropriately balance pay-for-performance alignment alongside internal and external business realities. The MDCC approved the revised mix of long-term incentive compensation described above for fiscal year 2019 LTI grants (which had been 50% performance shares, 30% RSUs, and 20% stock options for our fiscal year 2018 LTI grants) to address the challenges of the Company's industry environment and to provide meaningful incentives for the named executive officers to drive the growth of the business.

As discussed above, the MDCC adjusted this mix for fiscal year 2020 grants such that 55% of the fiscal year 2020 LTI grants were made as performance shares, 30% as RSUs, and 15% as stock options. Mr. Metz’s long-term incentive compensation (at target) for fiscal year 2020 will be significantly less than the 55% performance shares unless our stockholders approve the proposed amendment to our 2014 Stock Incentive Plan (Proposal 4 described within this proxy statement) to increase the limitation on the number of performance shares that can be granted to an individual in any calendar year. Performance shares granted to Mr. Metz for fiscal year 2020 in excess of the plan's current limitation (125,000 shares) are subject to stockholder approval of Proposal 4.

As noted above, for the fiscal year 2019-2021 performance period, two metrics were selected to drive the Company's goals of providing a strong balance between (a) growth and returns, (b) financial performance and market performance, and (c) absolute performance and relative performance. These metrics are EBIT and relative total stockholder return (rTSR), and are described in more detail below:

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Component	Weight	Metric
EBIT	70%
Cumulative three-year EBIT target, with payment assessed at the end of the three-year performance period. Defined by generally accepted accounting principles. Linear payout scaled from Threshold to Target and from Target to Maximum. The payouts determined as follows:

			% of Target Payout
		Threshold	50%
		Target	100%
		Maximum	200%

Component	Weight	Metric
rTSR	30%
rTSR will be calculated over the three-year performance period and compared to the S&P Midcap 400 Index (excluding companies in the financial sector). The average of the closing stock prices on the 30 trading days prior to the start and prior to the end of the three-year performance period will be used in the calculation. Vista Outdoor's results will be compared to the S&P Midcap 400 Index (excluding companies in the financial sector) to determine the payout as follows:

			Percentile Achievement	% of Target Payout
		Threshold	25th	50%
		Target	50th	100%
		Maximum	75th	200%

The MDCC’s decision to leverage EBIT as the primary metric in both our annual and LTI programs is intended to closely align with the Company’s current strategy under which driving near and long-term profitability is critical. As the Company’s business and industry stabilize, the MDCC has stated its intention to consider the inclusion of additional metrics in its annual incentive and LTI plans and will do so during its normal annual review process for plan design related to the plans. However, the MDCC believes that EBIT under both the annual incentive and LTI plans best aligns with the Company’s current focus on profitability and that the free cash flow metric in the annual incentive plan and the rTSR metric in the LTI plan provide appropriate balance to the EBIT metric in each plan.

For all measures, no payout will be made if performance falls short of threshold, and the actual amounts payable will be interpolated on a straight-line basis between the threshold and target or between the target and maximum, as applicable. The target levels of performance are considered by the MDCC and management to be challenging but achievable.

When setting the goals, the MDCC also specified that in determining and calculating the performance results at the end of the performance period, adjustments may, in the MDCC's sole discretion, be made to eliminate the negative or positive effects of:

•	charges for extraordinary items and other unusual or non-recurring items of loss or gain;

•	asset impairments;

•	litigation or claim judgments or settlements;

•	changes in the Internal Revenue Code or statutory tax rates;

•	changes in accounting principles (including the impact of any changes in accounting policies);

•	changes in other laws or regulations affecting reported results;

•	charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing certain business activities;

•
gains or losses from the acquisition or disposition of businesses or assets (but only with respect to transaction and transition/integration costs arising from any acquisition or disposition of businesses or assets) or from the early extinguishment of debt; and

•	foreign currency exchange gains or losses.

Actual performance will be measured following the end of the performance period. The MDCC retains the discretion to adjust incentive payment amounts downward after the adjustments have been calculated.

In March 2018, the MDCC approved the amount of each executive officer's LTI award opportunity based on the MDCC's review and assessment of the market competitiveness of the officers' target level of total direct compensation, including long-

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term incentive compensation. The amounts of the awards granted to each named executive officer were shown in the Grants of Plan-Based Awards table in the proxy statement filed on June 18, 2018.

Payout of Fiscal Year 2017-2019 Performance Shares
In March 2016, performance shares were granted to Mr. Chaplin, Mr. Allen, and Ms. Rodrigues and other key employees of the Company. The awards had a performance period from April 1, 2017 through March 31, 2019 and were contingent on the Company achieving the following performance goals:

Component	Weight	Metric
Return on Invested Capital (ROIC)	30%	ROIC was calculated as the Company's average ROIC over the three-year performance period to determine the payout as follows:
			ROIC		% of Target Payout
		Threshold	8.3%		50%
		Target	9.8%		100%
		Maximum	11.3%		200%

Relative Total Stockholder Return (rTSR)	35%
rTSR was calculated over the three-year performance period and compared to the S&P Midcap 400 Index (excluding companies in the financial sector). The average of the closing stock prices on the 30 trading days prior to the start and prior to the end of the three-year performance period was used in the calculation. Vista Outdoor's results were compared to the S&P Midcap 400 Index (excluding companies in the financial sector) to determine the payout as follows:

			Percentile Achievement		% of Target Payout
		Threshold	25th		50%
		Target	50th		100%
		Maximum	75th		200%

Revenue Growth ($ in million)	35%	Annual revenue growth goals were set for each year of the three-year cycle. The three annual payout percentages were then averaged to determine the final payout for this component as follows:
			FY17 Revenue Growth	FY18 Revenue Growth	FY19 Revenue Growth	% of Target Payout
		Threshold	$2,600	$2,178	$2,012	50%
		Target	$2,735	$2,420	$2,235	100%
		Maximum	$2,875	$2,662	$2,459	200%

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 In May 2019, the MDCC determined the following with respect to the achievements of the performance metrics:

Fiscal Year 2017-2019 Results

Revenue Growth
FY17 Achievement	0%
FY18 Achievement	77%
FY19 Achievement	83%
Overall Achievement	53%
Payout	18.7%

rTSR
Percentile Rank	0%
Percentile (Threshold)	25th
Payout	0%

ROIC
Calculated ROIC	4.0%
ROIC (Threshold)	8.3%
Payout	0%
Based on the Company’s performance results, the MDCC determined that the following Fiscal Year 2017-2019 performance shares had been earned at 18.7% of target and approved the following share payout amounts:

Fiscal Year 2017-2019 Performance Shares
Executive	April 1, 2019
	Total Shares Granted	Overall Payout	Proration	Payout Shares
Scott D. Chaplin	5,333	18.7%	—	997
Anneliese Rodrigues	417	18.7%	0.8639	67
Ms. Rodrigues' performance share payout was pro-rated based on the number of days she was employed with Vista Outdoor through the three-year performance period. Mr. Allen forfeited all of his performance shares upon departure from the Company.
Fiscal Year 2019 Compensation Decisions - Ms. Rodrigues
Ms. Rodrigues served as interim Principal Financial Officer from February 2, 2018 until April 16, 2018, and served in her role as Vice President, Financial Planning and Analysis until her departure from Vista Outdoor on November 2, 2018. Ms. Rodrigues received an annual base salary of $210,000 until her base salary was increased to $218,000 (a 3.8% increase) based on her performance review which was approved by the Chief Executive Officer effective June 2018. Ms. Rodrigues' LTI awards were similar in mix to other Vice Presidents, specifically 70% RSUs and 30% stock options. Her target annual cash incentive compensation was 35% of her base salary and her annual LTI award target was 35% of her base salary.

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Fiscal Year 2020 Compensation Decisions
The following is a discussion of the fiscal year 2020 compensation decisions of the MDCC with respect to the named executive officers at the end of the 2019 fiscal year.
Base Salaries
The MDCC conducted its review of our executive officers' base salaries at the MDCC's February and March 2019 meetings. The MDCC considered whether to increase, hold flat or reduce executive officer pay to reflect the Company’s current business environment. After careful consideration, and recognition of the need to retain our executive officers to deliver on our strategic business transformation and divestiture plan, the MDCC determined that it would hold executive pay levels flat for fiscal year 2020, other than for Mr. Chaplin who received a merit increase to reflect the substantial additional duties he assumed, including the Communications and Government Relations functions, during fiscal year 2019. The table below reflects the base salaries for each named executive officer for fiscal year 2020, which remain unchanged from 2019 except for Mr. Chaplin.

Name	Base Salary for FY20	Percentage Increase
Christopher T. Metz	$1,000,000	—%
Miguel A. Lopez	$515,000	—%
Scott D. Chaplin	$501,021	3.0%
Annual Incentive Compensation
The goal-setting process for the Company's annual incentive compensation program begins with the Chief Executive Officer working with the MDCC to establish performance measures that will provide the appropriate incentives to management for achieving the Company's annual financial goals. The Chief Executive Officer then works with management to design internal strategic business plans to achieve the annual financial goals. The annual financial goals and strategic business plans are then presented to Vista Outdoor's Board of Directors for discussion and approval. The MDCC considers the strategic business plans as presented to the Board of Directors when approving the performance goals for executive officer annual incentive compensation.
In May 2019, the MDCC established the performance goals for the annual incentive compensation program for the fiscal year ending March 31, 2020 under the Company's Executive Officer Incentive Plan. The MDCC determined that Company EBIT and free cash flow are the appropriate measures for fiscal year 2020, consistent with the ongoing strategic reset and the organization's near-term performance focus. Company free cash flow is defined as cash provided from operations less capital expenditures.
For named executive officers the performance goals are weighted 70% on the Company's EBIT and 30% on the Company's free cash flow.
The target level of performance established for each performance goal is based on the Company's financial performance expectations for fiscal year 2020. The target levels of performance are considered by the MDCC and management to be challenging but achievable when set. Vista Outdoor is not providing any guidance, nor updating any prior guidance of its future performance, by reference to these targets.
When setting the performance goals, the MDCC also specified that, in determining and calculating the performance results at the end of the fiscal year, adjustments could, in the MDCC's sole discretion, be made (in accordance with the provisions of the Executive Officer Incentive Plan) to eliminate the negative or positive effects of:

•	charges for extraordinary items and other unusual or non-recurring items of loss or gain;

•	asset impairments;

•	litigation or claim judgments or settlements;

•	changes in the Internal Revenue Code or tax rates;

•	changes in accounting principles (including the impact of any changes in accounting policies);

•	changes in other laws, regulations or other principles affecting reported results;

•	charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing certain business activities;

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•
gains or losses from the acquisition or disposition of businesses or assets (including the operating results and related transaction costs of any acquisition or disposition of businesses or assets) or from the early extinguishment of debt; and

•	foreign currency exchange gains or losses.
Actual performance will be measured following the end of the performance period. The MDCC retains the discretion to adjust incentive payment amounts downward after the adjustments have been calculated.
As part of the annual review of individual executive officer compensation levels, the MDCC reviewed and established the annual incentive payment opportunity (expressed as a percentage of base salary) for target performance for each executive officer. The target percentage amount for each executive officer was set to be near the market median for the respective officers in similar positions within the applicable benchmarking information. Seventy-five percent (75%) of the incentive payout is fixed and twenty-five percent (25%) is dependent on individual performance. No payment will be earned for a performance goal unless performance meets a threshold level. The percentages for each named executive officers are as follows, which remain unchanged from fiscal year 2019 to 2020:

Name	Annual Cash Incentive Targets (as % of base salary)
Target
Christopher T. Metz	100%
Miguel A. Lopez	75%
Scott D. Chaplin	65%

For fiscal year 2020, the MDCC reduced the payout level for our named executive officers at maximum achievement from 250% to 200% under our annual incentive plan to align with competitive levels and to keep the overall plan pool reasonable.

Long-Term Incentive Compensation
The Company's Board of Directors has adopted the Vista Outdoor 2014 Stock Incentive Plan for the benefit of certain of our employees, consultants and directors. We make all equity-based grants pursuant to the Vista Outdoor 2014 Stock Incentive Plan. The MDCC determines the framework and goals for the Company's long-term incentive compensation program.
The key elements and objectives of the LTI for the Company's executive officers are shown below. The equity awards described in the table below (performance shares, RSUs and stock options) intended to compensate for fiscal year 2020 (or, with respect to performance shares, for the three-year performance period beginning in fiscal year 2020) were approved and granted by the MDCC in the final month of fiscal year 2019 and thus appear in the Summary Compensation and Grants of Plan-Based Awards tables that are included in this proxy statement.

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Fiscal Year 2020-2022 Long-Term Incentive Compensation Program

Type of Award	Value (% of Total Opportunity)	Objectives	Key Terms
Performance Shares (if earned, to be paid out in shares of Vista Outdoor common stock)*	55%	Balancing earnings growth as well as market returns
Measured over a three-year period: (1) cumulative three-year EBIT target, with payment assessed at the end of the three-year performance sales performance averaged over three consecutive annual periods (70% weighting); and (2) relative total stockholder return: three-year return compared to the S&P Midcap 400 Index (excluding companies in the Financial sector) (30% weighting)

RSUs*	30%	Retention, with underlying value driven by stock-price performance	Equal annual installment vesting over a three-year period
Stock Options	15%	Long-term stock price appreciation	Exercise price equal to fair market value of Vista Outdoor stock on the date of grant; equal annual installment vesting over a three-year period; 10-year term
* The value of performance shares and RSU grants are determined using the closing sale price of Vista Outdoor common stock on the grant date of the award. The value of stock option grants is determined using the Black-Scholes option pricing model on the grant date of the award.
The MDCC annually reviews its approach to long-term incentive compensation for the named executive officers and is committed to ensuring that long-term incentive awards appropriately balance pay-for-performance alignment alongside internal and external business realities. The MDCC approved the revised mix of long-term incentive compensation described above for fiscal year 2020 grants (previously 30% performance shares, 30% RSUs, and 40% stock options for FY 2019 grants) to provide meaningful incentives for the named executive officers to drive the growth of the business and, following feedback received from our stockholders, to more closely align compensation of the named executive officers with performance.
As noted above, for the fiscal year 2020-2022 performance period, two metrics were selected to drive the Company's goals of providing a strong balance between (a) growth and returns, (b) financial performance and market performance, and (c) absolute performance and relative performance. These metrics are EBIT and relative total stockholder return (rTSR), and are described in more detail below:

Component	Weight	Metric
EBIT	70%
Cumulative three-year EBIT target, with payment assessed at the end of the three-year performance period. Defined by generally accepted accounting principles. Linear payout scaled from Threshold to Target and from Target to Maximum. The payouts determined as follows:

			% of Target Payout
		Threshold	50%
		Target	100%
		Maximum	200%
Component	Weight	Metric
rTSR	30%
rTSR will be calculated over the three-year performance period and compared to the S&P Midcap 400 Index (excluding companies in the financial sector). The average of the closing stock prices on the 30 trading days prior to the start and prior to the end of the three-year performance period will be used in the calculation. Vista Outdoor's results will be compared to the S&P Midcap 400 Index (excluding companies in the financial sector) to determine the payout as follows:

			Percentile Achievement	% of Target Payout
		Threshold	25th	50%
		Target	50th	100%
		Maximum	75th	200%

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The MDCC’s decision to leverage EBIT as the primary metric in both our annual and long-term incentive programs is intended to closely align with the Company’s current strategy under which driving near and long-term EBIT achievement is critical.
For all measures, no payout will be made if performance falls short of threshold, and the actual amounts payable will be interpolated on a straight-line basis between the threshold and target or between the target and maximum, as applicable. The target levels of performance are considered by the MDCC and management to be challenging but achievable.

When setting the goals, the MDCC also specified that in determining and calculating the performance results at the end of the performance period, adjustments may, in the MDCC's sole discretion, be made to eliminate the negative or positive effects of:

•	charges for extraordinary items and other unusual or non-recurring items of loss or gain;

•	asset impairments;

•	litigation or claim judgments or settlements;

•	changes in the Internal Revenue Code or statutory tax rates;

•	changes in accounting principles (including the impact of any changes in accounting policies);

•	changes in other laws or regulations affecting reported results;

•	charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing certain business activities;

•
gains or losses from the acquisition or disposition of businesses or assets (but only with respect to transaction and transition/integration costs arising from any acquisition or disposition of businesses or assets) or from the early extinguishment of debt; and

•	foreign currency exchange gains or losses.

Actual performance will be measured following the end of the performance period. The MDCC retains the discretion to adjust incentive payment amounts downward after the adjustments have been calculated.

In March 2019, the MDCC approved the amount of each named executive officer's long-term incentive award opportunity based on the MDCC's review and assessment of the market competitiveness of the officers' target level of total direct compensation, including long-term incentive compensation. The amounts of the awards granted to each named executive officer are shown in the Grants of Plan-Based Awards table in this proxy statement.

Chief Executive Officer Fiscal Year 2020 Target Pay Mix
The compensation of our Chief Executive Officer is weighted towards variable and performance-based compensation, where the actual amount received by the executive varies based on company performance. The MDCC made materials changes to our Chief Executive Officer's compensation by increasing the performance shares from 30% to 55% of LTI as shown in the chart that follow:

Base Salary	Target Bonus	Target LTI	Target Performance Shares (55% of LTI)	Target RSU (30% of LTI)	Target Options (15% of LTI)
$1,000,000	$1,000,000	$3,300,000	$1,815,000	$990,000	$495,000

Salary	Bonus	Target LTI%	Performance Shares	RSUs	Options
19%	19%	62%	34%	19%	9%

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Chief Executive Officer Target Pay Mix - Fiscal Year 2020

Variable Compensation: 81% of Total Target Compensation

Performance Based (53% of Total Target Compensation)

Time-Based (28% of Total Target Compensation)

Benefits
Vista Outdoor provides certain benefits to our named executive officers in the form of health, welfare, and retirement benefits. We do so to support the attraction and retention of highly skilled executives. The Company's benefit programs offer flexibility and choice. Under our benefit programs, employees have the opportunity to choose which benefits fit their personal family and financial needs.
Health and Welfare Benefits. Our named executive officers participate in the same health and welfare programs as all other Company employees.
Qualified Retirement Benefits. Generally, our named executive officers participate in the standard employee retirement programs, which typically consists of participation in the Vista Outdoor Inc. 401(k) Plan (the “401(k) Plan”).
Nonqualified Deferred Compensation. We offer two nonqualified deferred compensation plans as tools for our key employees to plan for their financial future. The first plan, the Defined Contribution Supplemental Executive Retirement Plan (the “DC SERP”) is designed to allow for retirement savings above the limits imposed by the Internal Revenue Service for 401(k) plans on a tax-deferred basis. Specifically, the DC SERP provides for a small 401(k) make-up match, which is included in the Summary Compensation Table, to ensure that named executive officers get the full benefit of the Company’s matching contribution, like every other employee, without regard to the IRS compensation limit applicable to the 401(k) plan. Separately, the Company sponsors a traditional Nonqualified Deferred Compensation Plan (“NQDCP”) which allows employees to make voluntary deferrals of compensation. Currently, no named executive officers, or any other active Company employees, participate in the NQDCP. All accounts are credited with earnings and investment gains and losses by assuming that deferred amounts were hypothetically invested in one or more investment alternatives selected by the participant under the terms of the plans. These investment choices are generally the same as those offered to all Company employees through the Company's 401(k) Plan. Balances in the deferred compensation plans reflect amounts that have accumulated over time.
Severance. From time to time, we need to offer a named executive officer a severance package in connection with a termination of employment. Generally, the package for named executive officers is aligned with the benefits outlined in the Company's Executive Severance Plan. In certain circumstances, we may offer additional severance benefits to facilitate successful organizational transitions. The Executive Severance Plan is in keeping with competitive norms, and it will be periodically benchmarked against the market. Ms. Rodrigues participated in our General Severance Plan that covers broad-based employees given she was only temporarily designated as the Principal Financial Officer. Payments made under this plan are described below under the heading "Potential Payments Upon Termination or Change in Control."
Change-in-Control. Named executive officers participate in our Income Security Plan, which provides for severance payments under certain circumstances following a change-in-control of the Company. We believe this plan helps ensure that our

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officers will remain focused on the best interests of our stockholders during periods of uncertainty regarding the officers' future employment prospects. Payments under this plan are not triggered solely by a change-in-control, but rather by termination of employment (that meets certain conditions specified in the plan) following a change-in-control. Periodically the MDCC reviews the plan design against market competitive practices for such plans.
Perquisites
Vista Outdoor provides minimal perquisites to our named executive officers, to help ensure our overall executive rewards are competitive and in keeping with our principal orientation to more direct elements of pay (i.e., base salaries and performance-based incentives). For fiscal year 2019, the perquisite package included the following components:

•	Executive disability insurance

•	Executive health exams

•	Umbrella liability insurance program

In connection with an assessment of the competitiveness of the umbrella liability insurance benefit, as well as changes in the marketplace with respect to such coverage, the MDCC determined to allow such coverage to expire on May 2, 2019 without replacement. Accordingly, the umbrella liability insurance benefit is no longer offered to our named executive officers.
None of the perquisites listed above include a tax gross-up. All perquisites paid to our named executive officers are disclosed in the Summary Compensation Table under the "All Other Compensation" column.
Compensation Outside of the Standard Program
In certain circumstances, such as hiring a new named executive officer, we may provide compensation outside our standard executive compensation program.
When we offer employment to a new named executive officer, we follow the guidelines in our executive compensation philosophy, unless individual circumstances, combined with competitive market practices, require us to include additional compensation (e.g., signing bonus or special equity grant) to attract and retain the executive talent we need. In general, we do not pay our executives additional compensation for special projects or program results. We believe that we provide a fair and competitive total compensation package to our named executive officers for delivering business results that are expected and subsumed under our pay-for-performance philosophy.
Recoupment and Forfeiture
The Company has in place a recoupment policy that reserves the right of the MDCC to recoup any incentive awards from an executive officer if there is a material restatement of the Company's financial results. If the MDCC determines a recoupment is appropriate in the exercise of its discretion, considering all the facts and circumstances, the executive officer shall forfeit and pay back a portion, or all, of the outstanding or previously granted awards as determined by the MDCC. This includes awards that are deferred into the Vista Outdoor NQDCP.
Executive Officer Stock Holding Requirement
Each named executive officer is required to retain at least 50% of the net shares (remaining after taxes are withheld) of Vista Outdoor common stock acquired as compensation through separation of service to ensure that executives' interests and actions are aligned with the interests of the Company's stockholders. This approach underscores an ownership mentality for our executives, which we hold as a cornerstone of our overall approach to compensation.
The MDCC periodically reviews the holdings of executives to ensure compliance with the stock holding requirement and has determined that each named executive officer is currently in compliance with the requirement. These shares must be held until the executive leaves the Company or is no longer an executive officer.
No Hedging or Pledging of Vista Outdoor Stock
In accordance with Company practice, Vista Outdoor's named executive officers have provided written representations to the Company that they do not hedge the economic risk of ownership of Vista Outdoor common stock and have not pledged any of their shares of Vista Outdoor stock during the last fiscal year.

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Compensation Risk Assessment Process and Conclusion
Vista Outdoor believes that its compensation programs are designed and administered in a manner that discourages excessive or inappropriate risk taking by employees, for the following reasons:

1.
Adequate oversight of program design and metrics is exercised by either the MDCC, which approves all elements of executive compensation, or the corporate human resources and/or finance departments for programs covering all other employees. Appropriate controls are in place to ensure that incentive compensation programs follow the Company's policies and practices.

2.	Compensation programs provide a balanced mix of cash and equity, and annual and long-term incentives.

3.
Performance metrics are formulaic (sales, EBIT, return on capital, free cash flow, and total stockholder return) and are balanced in order to create a greater focus on sustained value creation over time. In setting the performance metrics, the MDCC selects adjustment factors to be used in calculating results in order to eliminate inappropriate influence in the management decision-making process.

4.	Equity awards are subject to extended, laddered vesting schedules, which reduces the emphasis on and impact of any single vesting date or performance period.

5.	Maximum payout levels for annual and long-term incentive compensation for all employees are capped, and there is only downward discretion for varying payments based on individual performance.

6.	The MDCC has discretion to recoup incentive payments in the event there is a material restatement of the Company's financial results.

7.	Executive officers and other management employees are subject to share-retention requirements.

8.	Compensation administration and payments are regularly audited by both internal and external auditors.
The MDCC reviews this topic annually, with support from its external compensation consultant, and has concluded that the Company’s compensation programs do not encourage executives or other employees to take inappropriate risks that are reasonably likely to have a material adverse effect on the Company.

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NAMED EXECUTIVE OFFICER COMPENSATION TABLES
The Summary Compensation Table and other tables below provide information concerning the compensation of the Company's named executive officers for the fiscal year ended March 31, 2019, as well as information regarding outstanding equity grants, and non-qualified deferred compensation benefits and potential payments upon termination or a change in control with respect to the Company.

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SUMMARY COMPENSATION TABLE (2019, 2018 AND 2017)
The following table shows the cash and non-cash compensation awarded to or earned by the Chief Executive Officer, Chief Financial Officer and each of our other named executive officers during fiscal years 2019, 2018 and 2017. In accordance with the rules of the Securities and Exchange Commission, compensation information is provided only for the fiscal years for which each individual was a named executive officer.

Name and Principal Position	Year (1)	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($)(4)(5)	Option Awards ($)(6)(7)	Non-equity Incentive Plan Compensation ($)(8)	All Other Compensation ($)(9)	Total ($)
Christopher T. Metz	FY19	$980,770	$—	$3,002,524	$495,000	$1,615,000	$31,147	$6,124,441
Chief Executive Officer and Director	FY18	$461,539	$500,000	$4,470,748	$1,319,994	$—	$141,859	$6,894,140

Miguel A. Lopez	FY19	$475,385	$—	$1,183,554	$428,347	$598,156	$69,476	$2,754,918
SVP, Chief Financial Officer

Scott D. Chaplin	FY19	$476,891	$—	$547,014	$90,182	$510,628	$21,991	$1,646,706
SVP/Chief Legal, HR & Compliance Officer/Corporate Secretary	FY18	$476,623	$—	$616,230	$233,478	$253,873	$44,573	$1,624,777
	FY17	$463,000	$—	$495,853	$114,447	$—	$73,943	$1,147,243
David D. Allen	FY19	$179,512	$—	$—	$—	$—	$11,246	$190,758
Former Group President, Outdoor Products	FY18	$424,379	$—	$303,714	$193,598	$218,709	$46,177	$1,186,577
	FY17	$347,692	$—	$561,466	$79,990	$—	$268,957	$1,258,105
Anneliese Rodrigues	FY19	$143,820	$30,000	$—	$—	$54,410	$159,598	$387,828
Former Vice President, Financial Planning & Analysis and Former Interim Principal Financial Officer	FY18	$202,571	$50,000	$65,112	$22,049	$58,336	$27,599	$425,667

(1)	The years reported are the Company’s fiscal years ended March 31, 2019, March 31, 2018 and March 31, 2017, respectively.

(2)
Amounts in this column include amounts, if any, deferred at the direction of the executive officer pursuant to the Company's 401(k) Plan or NQDCP. No named executive officer currently participates in the NQDCP. Amounts for Mr. Allen and Ms. Rodrigues include the dollar value of their accrued paid time off at their time of termination.

(3)
The amounts in the column reflect the fact that: (i) no guarantees were granted for the fiscal year 2020 annual incentive awards (ii) Ms. Rodrigues received a one time retention bonus related to the transition of her role (iii) Mr. Metz has a guaranteed annual incentive award for fiscal year 2018; and (iv) Ms. Rodrigues had a recognition bonus related to her serving as Interim Principal Financial Officer for fiscal year 2018. Mr. Metz’s guaranteed annual incentive was intended to be in lieu of a sign-on bonus for his first fiscal year (2018) of employment and accounted for that nearly half of the fiscal year was over by the time he joined the Company. Mr. Metz's guaranteed minimum annual incentive for fiscal year 2019 had no practical effect as his annual incentive plan achieved above such minimum.

(4)
This column shows the aggregate grant date fair value computed in accordance with GAAP in the United States. The amounts in this column are calculated based on the number of shares awarded multiplied by the closing price of the Company's common stock on the date of grant for RSU awards and for the portion of the performance shares granted that are subject to financial performance growth measures. The fair value of the portion of the performance shares granted that are subject to a rTSR measure is determined based on an integrated Monte Carlo simulation model. The Monte Carlo model calculates the probability of satisfying the market condition stipulated in the award. This probability is an input into the trinomial lattice model used to determine the fair value of the performance shares as well as the assumptions of other variables, including the risk-free interest rate and expected volatility of our stock price in future periods. The risk-free rate is based on the U.S. dollar-denominated U.S. Treasury strip rate with a remaining term that approximates the life assumed at the date of grant. The weighted average assumptions used in estimating the value of the rTSR were as follows: risk-free rate 2.4%, expected volatility 45.19%, expected dividend yield 0%, and expected award life 3 years resulting in a value of $11.42 for the rTSR portion of the performance shares granted. The

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amounts included in the table that relate to performance shares granted are calculated at the target payout level. The amounts do not reflect the actual amounts that may vest or be earned by the executive officers.
With respect to grants for fiscal year 2020 (made in March 2019), the value of the annual RSU awards and the target value for the fiscal year 2020-2022 performance shares are shown separately in the table below:

Name	RSU	Target FY 2020 - 2022 Performance Shares
Christopher T. Metz	$989,997	$2,012,527
Miguel A. Lopez	$238,696	$485,245
Scott D. Chaplin	$180,363	$366,651
The maximum value for the fiscal year 2020-2022 performance shares (which were granted in fiscal year 2019) for each of the named executive officers is shown in the table below:

Name	Maximum FY 2020 - 2022 Performance Shares
Christopher T. Metz	$4,025,054
Miguel A. Lopez	$970,490
Scott D. Chaplin	$733,302
With respect to Mr. Metz’s 2020-2022 performance share award described above, $2,863,553 (at maximum) is subject to stockholder approval of an amendment to our 2014 Stock Incentive Plan (Proposal 4 described within this proxy statement) to increase the equity plan's limitation on the number of performance shares that can be granted in any calendar year. Specifically, 308,174 performance shares (at maximum) subject to Mr. Metz's fiscal year 2020 performance shares that exceed the plan's current limitation of 125,000 shares have been made conditioned upon such stockholder approval.

(5)
Fiscal year 2019 awards of RSUs and performance shares for Mr. Lopez were made in April 2018 (during fiscal year 2019) upon his date of hire with the company. This column shows the aggregate grant date fair value computed in accordance with GAAP in the United States. The amounts in this column are calculated based on the number of shares awarded multiplied by the closing price of the Company's common stock on the date of grant for RSU awards and for the portion of the performance shares granted that are subject to financial performance growth measures. The fair value of the portion of the performance shares granted that are subject to a rTSR measure is determined based on an integrated Monte Carlo simulation model. The Monte Carlo model calculates the probability of satisfying the market condition stipulated in the award. This probability is an input into the trinomial lattice model used to determine the fair value of the performance shares as well as the assumptions of other variables, including the risk-free interest rate and expected volatility of our stock price in future periods. The risk-free rate is based on the U.S. dollar-denominated U.S. Treasury strip rate with a remaining term that approximates the life assumed at the date of grant. The weighted average assumptions used in estimating the value of the rTSR were as follows: risk-free rate 2.4%, expected volatility 41.33%, expected dividend yield 0%, and expected award life 3 years resulting in a value of $20.97 for the rTSR portion of the performance shares granted. The amounts included in the table that relate to performance shares granted are calculated at the target payout level. The amounts do not reflect the actual amounts that may vest or be earned by the executive officers.

The value of the annual RSU awards and the target value for the fiscal year 2019-2021 performance shares, each of which were granted in fiscal year 2019, and reflected in the above table for Mr. Lopez, are shown separately in the table below:

Name	RSU	Target FY 2019 - 2021 Performance Shares
Miguel A. Lopez	$231,737	$227,876

The maximum value for the fiscal year 2019-2021 performance shares (which were granted in the fiscal year 2019) for Mr. Lopez is shown in the table below:

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Name	Maximum FY 2019 - 2021 Performance Shares
Miguel A. Lopez	$455,752

(6)
The amounts in this column show the aggregate grant date fair value computed in accordance with GAAP in the United States. The amount is based on the fair value of the stock option award as estimated using the Black‑Scholes option‑pricing model multiplied by the number of shares subject to the option award. The assumptions used to arrive at the Black‑Scholes value are disclosed in Note 17 to the consolidated financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2019.

(7)
Fiscal year 2019 stock option awards for Mr. Lopez were made in April 2018 (during fiscal year 2019) upon his hire with the Company. The amounts in this column show the aggregate grant date fair value computed in accordance with GAAP in the United States. The amount is based on the fair value of the stock option award as estimated using the Black‑Scholes option‑pricing model multiplied by the number of shares subject to the option award. The assumptions used to arrive at the Black‑Scholes value are disclosed in Note 17 to the consolidated financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2019.

The value of the sign-on and annual stock options, which were granted in fiscal year 2019, and reflected in the above table for Mr. Lopez, are shown separately in the table below:

Name	Option
Miguel A. Lopez	$308,996

(8)
For fiscal years 2018 and 2019, these amounts represent payment of annual incentive compensation earned with respect to the fiscal year ended March 31, 2018 and March 31, 2019 for fiscal years 2018 and 2019, respectively. The annual incentive compensation program and payments were based on achievement of performance goals approved by the Committee following an evaluation of the Company’s financial performance. For fiscal year 2019, these performance goals are described in further detail above under "Compensation Discussion and Analysis - Compensation for Fiscal Year 2019 - Annual Incentive Compensation Payouts for Fiscal Year 2019". Annual cash incentive payments to the named executive officers for fiscal year 2019 were calculated as a function of each named executive officer's approved base salary and annual cash incentive opportunity. Amounts in this column include amounts, if any, deferred at the direction of the executive officer pursuant to the Company's 401(k) Plan or NQDCP. No named executive officers currently participate in the NQDCP.

(9)
The table below shows the components of this column for fiscal year 2019, which include perquisites, and Company matching and non-elective contributions to the Company's defined contribution plans. The amounts represent the amount paid or accrued by, or the incremental cost to, the Company.

Name	Disability Insurance Premium	401(k) Plan Contributions (a)	DC SERP Plan Contributions (b)	Umbrella Policy	Severance(c)	Relocation-Related Expenses (d)	Other Perquisites (e)
Christopher T. Metz	$4,707	$16,500	$—	$4,826	$—	$—	$5,114
Miguel A. Lopez	$—	$23,631	$—	$1,746	$—	$41,916	$2,183
Scott D. Chaplin	$2,915	$16,633	$—	$1,746	$—	$—	$697
David D. Allen	$934	$9,901	$—	$411	$—	$—	$—
Anneliese Rodrigues	$—	$10,593	$—	$—	$149,005	$—	$—

(a)
Due to timing, the amounts in this column consist of employer matching contributions in fiscal year 2019 as well as make up match contributions for the 2018 plan year (contributed to the plan in April 2019).

(b)
Due to timing, the DC SERP contributions for the 2018 plan year for Messrs. Metz ($72,347), Lopez ($4,893) and Chaplin ($27,214) were contributed in May 2019 and will be reflected in the fiscal year 2020 proxy statement.

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(c)
The amounts reflected in this column include cash payments (including for Ms. Rodrigues additional lump sum of $8,000 to defray healthcare costs and notice pay) and accelerated equity. A narrative description of the benefits Ms. Rodrigues and Mr. Allen were entitled to upon involuntary termination of employment without cause can be found in “Potential Payments Under Certain Termination Scenarios - Termination Without Cause/For Good Reason” below. Due to Mr. Allen's voluntary termination he was not eligible for severance pursuant to the Executive Severance Plan.

(d)	The amounts in this column consist of relocation and relocation tax assistance expenses paid by the Company for Mr. Lopez.

(e)	The amounts reflected in this column consist of the costs for executive annual physical examinations, non-profit matching contributions and entertainment related to business events.

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GRANTS OF PLAN-BASED AWARDS (2019)
The following table summarizes the grants of equity and non-equity plan-based awards made to the named executive officers during the fiscal year ended March 31, 2019. The non-equity awards were granted under the Company's Executive Officer Incentive Plan, and the equity awards were granted under the Vista Outdoor 2014 Stock Incentive Plan.

Name	Grant Date (1)	Incentive Award Type	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)(7)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)(2)	Target (#)	Maximum (#)
Christopher T. Metz		Annual (3)	$500,000	$1,000,000	$2,500,000
	3/12/2019	Long-Term Stock (4)				108,293	216,587	433,174				$2,012,527
	3/12/2019	RSU (5)							118,138			$989,997
	3/12/2019	Stock Options (6)								125,000	$8.38	$495,000

Miguel A. Lopez		Annual (3)	$185,188	$370,376	$925,940
	3/12/2019	Long-Term Stock (4)				26,111	52,222	104,444				$485,245
	3/12/2019	RSU (5)							28,484			$238,696
	3/12/2019	Stock Options (6)								30,139	$8.38	$119,351
	4/16/2018	Long-Term Stock (8)				6,498	12,997	25,994				$227,876
	4/16/2018	RSU (9)							12,997			$231,737
	4/16/2018	Stock Options (10)								35,722	$17.83	$308,996

Scott D. Chaplin		Annual (3)	$158,090	$316,179	$790,448
	3/12/2019	Long-Term Stock (4)				19,729	39,459	78,918				$366,651
	3/12/2019	RSU (5)							21,523			$180,363
	3/12/2019	Stock Options (6)								22,773	$8.38	$90,182

David D. Allen		-	$—	$—	$—							$—

Anneliese Rodrigues		Annual (3)	$22,578	$45,155	$67,733

(1)	For equity awards, the grant date is the date the MDCC met and approved the awards.

(2)
The amount assumes that the threshold level of performance is achieved for each of the two metrics of the long-term incentive award for the fiscal year 2020-2022 performance period. The two performance metrics and their respective weightings are described above in "Compensation Discussion and Analysis - Fiscal Year 2020 Compensation Decisions - Long-Term Incentive Compensation."

(3)
The amounts for each officer reflect the potential cash payout for the fiscal year 2019 annual incentive program if all performance measures are satisfied at the applicable level. The actual amount paid with respect to such plan appears in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table above. The material terms of the award are described above in "Compensation Discussion and Analysis - Compensation for Fiscal Year 2019 - Annual Incentive Compensation Payouts for Fiscal Year 2019." Amounts for Ms. Rodrigues reflect prorated potential achievements based on the number of days she was employed with the Company during fiscal year 2019.

(4)
Each column in this row shows the number of shares of common stock that may be paid out for the fiscal year 2020-2022 performance period if all performance metrics are satisfied at the applicable level. The payout will be determined after the fiscal year ending March 31, 2022. The material terms of the award are described above under

47

"Compensation Discussion and Analysis - Fiscal Year 2020 Compensation Decisions - Long-Term Incentive Compensation." A portion of Mr. Metz’s 2020-2022 performance share award described above is subject to stockholder approval of an amendment to our 2014 Stock Incentive Plan (Proposal 4 described within this proxy statement) to increase the equity plan's limitation on the number of performance shares that can be granted in any calendar year. Specifically, if such amendment is not approved, then his award will be limited to 125,000, 62,500 and 31,250 shares at maximum, target and threshold achievement, respectively.

(5)
The number of RSUs shown in this row represents the actual number of RSUs granted to the named executive officers on March 12, 2019. All RSUs shown in this row vest in three equal annual installments beginning on the first anniversary of the grant date.

(6)
The number of stock options shown in this row represents the actual number of options granted to the named executive officers on March 12, 2019. The option exercise price is the closing sale price of a share of the Company's common stock on the New York Stock Exchange on the date of grant. The stock options vest in three equal annual installments starting on the first anniversary of the grant date.

(7)
This column shows the full grant date fair value of the equity awards under FASB ASC Topic 718. Generally, for the performance share awards, the full grant date fair value is the amount the Company could expense in its financial statements over the awards' performance period assuming performance is achieved at the target level for each of the two performance metrics. Assumptions made in the calculations of these amounts may be found in footnote 4 of the Summary Compensation Table.

(8)
For Mr. Lopez, who was hired on April 16, 2018, each column in this row shows the number of shares of common stock that may be paid out for the fiscal year 2019-2021 if all performance metrics are satisfied at the applicable level. The payout will be determined after the fiscal year ending March 31, 2021. The material terms of the award are described in the proxy statement filed by the company with the SEC on June 18, 2018 under "Compensation Discussion and Analysis - Fiscal Year 2019 Compensation Decisions - Long-Term Incentive Compensation."

(9)
The number of RSUs shown in this row represent the actual number of RSUs granted to Mr. Lopez on April 16, 2018, his date of hire with the Company. All RSUs shown in this row vest in three equal annual installments beginning the first anniversary of the grant date.

(10)
The number of stock options shown in this row represent the actual number of options granted to Mr. Lopez on April 16, 2018. The option exercise price is the closing sale price of a share of the Company's common stock on the New York Stock Exchange on the date of grant. The stock options vest in three equal annual installments starting on the first anniversary of the grant date.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2019
The following table shows the unexercised stock options, RSUs not vested and performance shares not earned as of March 31, 2019 by the named executive officers.

	Option Awards					Stock Awards
Name	Grant Date (1)	Number of Securities Underlying Unexercised Options (#) Exercisable (2)	Number of Securities Underlying Unexercised Options (#) Unexercisable (2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Christopher T. Metz	10/9/2017	—	—	$—	—	53,838	$431,243
	3/13/2018	56,555	113,110	$16.06	3/13/2028	68,078	$545,305	30,821	$246,877
	3/12/2019	—	125,000	$8.38	3/12/2029	118,138	$946,286	108,293	$867,427

Miguel A. Lopez	4/16/2018	—	35,722	$17.83	4/16/2028	12,997	$104,106	6,498	$52,049
	3/12/2019	—	30,139	$8.38	3/12/2029	28,484	$228,157	26,111	$209,150

Scott D. Chaplin	10/1/2012	7,518	—	$13.97	10/1/2022	—	$—	—	$—
	3/5/2013	14,542	—	$17.68	3/5/2023	—	$—	—	$—
	3/11/2014	5,804	—	$35.86	3/11/2024	—	$—	—	$—
	3/23/2015	7,028	—	$42.75	3/23/2025	—	$—	—	$—
	3/21/2016	7,422	—	$52.09	3/21/2026	—	$—	2,666	$21,355
	3/13/2017	7,714	3,858	$20.42	3/13/2027	2,803	$22,453	7,006	$56,119
	2/5/2018	—	—	$—	—	8,485	$67,965	—	$—
	3/13/2018	10,003	20,007	$16.06	3/13/2028	7,269	$58,225	5,451	$43,663
	3/12/2019	—	22,773	$8.38	3/12/2029	21,523	$172,400	19,729	$158,030

David D. Allen		—	—	$—	$—	—	$—	—	$—

Anneliese Rodrigues	3/28/2016	—	—	$—	$—	—	$—	208	$1,667
	3/27/2017	—	—	$—	$—	—	$—	541	$4,334

(1)	For a better understanding of this table, we have included an additional column showing the grant dates of stock options, RSUs and performance shares.

(2)	Stock options vest in three equal annual installments beginning on the first anniversary of the grant date.

(3)
Includes RSU awards, which generally vest in three equal annual installments beginning on the first anniversary of the grant date, except for the special recognition RSU grant to Mr. Chaplin on February 5, 2018 which vests in two equal installments on the first and second anniversary dates of the grant.

(4)
The amounts in this column were calculated using a per share value of $8.01, the closing price of the Company's common stock as reported on the New York Stock Exchange on March 29, 2019, the last trading day of the fiscal year.

(5)
The amounts shown reflect the payout of the performance shares based on achievement at the threshold level of performance. The vesting and payout of any performance shares for the respective performance periods ending on March 31 will be determined after the corresponding fiscal year ending March 31, based on the actual achievement of specified performance goals. A portion of Mr. Metz’s 2020-2022 performance share award described above is subject to stockholder approval of an amendment to our 2014 Stock Incentive Plan (Proposal 4 described within this proxy statement) to increase the equity plan's limitation on the number of performance shares that can be granted in any calendar year. Specifically, if such amendment is not approved, then his award will be limited to 31,250 shares ($250,313) at threshold.

(6)
The shares granted on March 13, 2017 for the performance period of April 1, 2017 through March 31, 2020, correspond to a long-term incentive award relating to performance metrics (revenue growth (based on three successive

49

one-year measurement periods), return on invested capital over a three-year period and total stockholder return over a three-year period). For the shares granted on March 13, 2018 for the performance period of April 1, 2018 through March 31, 2021 and the shares granted on March 12, 2019, with respect to the period of April 1, 2019 through March 31, 2022, the shares correspond to a long-term incentive award relating to two, instead of three, performance metrics (EBIT based on a cumulative target over the three-year period and total stockholder return over the three-year period).

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OPTION EXERCISES AND STOCK VESTED (2019)
The following table provides information for the named executive officers regarding the exercise of stock options and vesting of RSUs during the fiscal year ended March 31, 2019.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(1)
Christopher T. Metz	—	—	60,956	$713,402
Scott D. Chaplin	—	—	17,688	$174,649
David D. Allen	—	—	1,297	$17,601
Anneliese Rodrigues	—	—	2,455	$29,871

(1)
The value realized was determined by multiplying the number of vested shares by the closing market price of the Company’s stock on the date of vesting. If the vesting fell on a weekend or holiday, the closing market price of the Company’s common stock on the business day preceding the vesting date was used to determine the value realized. The number of shares of RSUs that vested for each of the officers is as follows:

Name	Vesting Date	Number of Shares
Christopher T. Metz	10/9/2018	26,918
	3/13/2019	34,038
Scott D. Chaplin	5/7/2018	1,700
	2/5/2019	8,485
	3/13/2019	6,436
	3/21/2019	1,067
David D. Allen	5/9/2018	1,297
Anneliese Rodrigues	6/1/2018	184
	6/19/2018	190
	1/1/2019	2,081

The Company withheld shares of common stock from each officer having a value equal to the applicable tax withholding requirement.

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NONQUALIFIED DEFERRED COMPENSATION (2019)
The following table provides information for the executive officers named in the Summary Compensation Table regarding contributions, earnings, distributions and year-end account balances with respect to the contributions to the Company's Defined Contribution Supplemental Executive Retirement Plan (the "DC SERP"). None of the named executive officers have a balance in the Nonqualified Deferred Compensation Plan.

Name	Plan Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($) (1)	Aggregate Earnings in Last Fiscal Year ($) (2)	Aggregate Withdrawals/ Distributions in Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year End ($) (3)
Scott D. Chaplin	DC SERP	$—	$—	$6,055	$—	$215,873
David D. Allen	DC SERP	$—	$—	$(55)	$7,819	$—

(1)
Our fiscal year 2019 contributions, if any, under the DC SERP are also included in the “All Other Compensation” column of the Summary Compensation Table for each named executive officer. Due to timing, the DC SERP contributions for the 2018 plan year for Messrs. Metz ($72,347), Lopez ($4,893) and Chaplin ($27,214) were contributed in May 2019 and will be reflected in the fiscal year 2020 proxy statement. Mr. Allen and Ms. Rodrigues received an immediate disbursement of the contribution pursuant to the terms of the plan.

(2)
This column reflects earnings and losses (including interest, dividends, market or stock appreciation or depreciation). Since earnings are not “above market” or preferential, the earnings are not reported in the Summary Compensation Table.

(3)
The above amounts represent aggregate contributions made by the executive officer or the Company for the benefit of the executive officer, since the officer's commencement of participation in the plan(s) through the end of fiscal year 2019 and all such amounts were previously reported in the Summary Compensation Table in prior years.

Defined Contribution Supplemental Executive Retirement Plan
The Company maintains the DC SERP for the benefit of certain highly-compensated employees of the Company, including its executive officers.
Participation in the DC SERP for calendar year 2018 is limited to employees who receive eligible compensation in excess of the IRS annual compensation limit and make the maximum allowable before-tax or Roth 401(k) contributions to the Vista Outdoor 401(k) Plan.
Additionally, an annual match allocation of 6% of compensation in excess of the IRS compensation limit will be made to a participant’s account if the participant has made the maximum allowable before-tax or Roth 401(k) contributions to the Vista Outdoor 401(k) Plan for the calendar year. Under the terms of the DC SERP, vesting for the match allocation under the DC SERP will occur following one year of vesting service. A participant will become fully vested upon death, attainment of age 65, total disability while employed by Vista Outdoor, or upon a change in control. The DC SERP is an unfunded plan, meaning that participants’ accounts will be bookkeeping entries only and will not entitle them to ownership of any actual assets. Under the terms of the DC SERP, participants’ account balances will be credited with earnings and investment gains and losses by assuming that the allocations were hypothetically invested in one or more investment funds made available by the Company from time to time under the DC SERP and those investments generally match the investment funds available under the 401(k) Plan.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The Company has also adopted the Income Security Plan, an Executive Severance Plan and certain other arrangements, including a General Severance Plan which only covers one named executive officer, Ms. Rodrigues (collectively, the "Executive Officer Separation Arrangements") that provide for benefits and payments to the Company’s named executive officers upon termination of their employment with the Company.
The benefits and payments that the Company’s named executive officers could receive under certain hypothetical termination scenarios are described in the narrative below and quantified in the table that follows. The Company believes that these arrangements provide competitive benefits to senior executives and that they will help protect the interests of the Company in the event of an acquisition.
In addition to the benefits and payments described below, the Committee may review any named executive officer’s separation on a case-by-case basis and exercise its business judgment to customize the terms of each such separation in consideration of all relevant circumstances, including:

•	the reasons for the separation;

•	market competitive practices for comparable separation scenarios;

•
potential benefits to the Company, such as retention of the named executive officer’s services for a transition period, maintenance of the Company’s positive reputation internally and externally, and preservation of the Company’s ability to recruit highly talented executives;

•	the executive’s tenure and contributions to the Company’s success; and

•	the impact of the separation on the Company and its stockholders.
In order for any of the Company’s named executive officers to qualify for the termination benefits provided by the Company’s Income Security Plan, Executive Severance Plan and forms of equity award agreement in the scenarios described below, the relevant named executive officer would be required to execute a general release of claims in favor of the Company. In order to receive the post-termination benefits described below, the Company’s named executive officers are also required to comply with customary non-competition and non-solicitation covenants for a period following termination specified in the relevant plan or agreement (typically one or two years), and to comply with general confidentiality and non-disparagement covenants.
Potential Payments Under Certain Termination Scenarios
Voluntary Termination and Termination for Cause
If the employment of any of the Company’s named executive officers is voluntarily terminated or terminated “for cause,” then no additional payments or benefits will accrue or be paid to the individual under the Executive Officer Separation Arrangements, other than what has been accrued and vested in the benefit plans discussed above in this proxy statement under the headings "Summary Compensation Table" and "Nonqualified Deferred Compensation." A voluntary termination or involuntary termination for cause will not trigger an acceleration of the vesting of any stock options or other long-term incentive awards, and any such awards that had not already vested would be forfeited.
Retirement
Under the Company’s Executive Officer Incentive Plan (and the Company's general Annual Incentive Plan with respect to Ms. Rodrigues), upon retirement of a named executive officer, the officer would be entitled to receive a prorated portion of any annual cash incentive award actually earned, payable at the end of the relevant performance period. The payment would be based on actual performance measured following the end of the performance period and would be prorated for the period of employment prior to termination, provided that the officer completed at least 90 days of employment in the performance period. On retirement, any outstanding unvested equity or performance shares held by a named executive officer would be forfeited.

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Termination Without Cause/For Good Reason
Under the Company’s Executive Officer Incentive Plan (or the Company's general Annual Incentive Plan with respect to Ms. Rodrigues), in the event that a named executive officer is terminated without cause, the officer would be entitled to receive a prorated portion of any annual cash incentive award actually earned, payable at the end of the relevant performance period. The payment would be based on actual performance measured following the end of the performance period and would be prorated for the period of employment prior to termination, provided that the officer completed at least 90 days of employment in the performance period.
If the employment of any of the named executive officers is terminated by the Company without cause, the officer would be eligible under the Company’s Executive Severance Plan (or the Company's General Severance Plan with respect to Ms. Rodrigues) for a lump sum payment equal to 12 months of base salary (6 months for Ms. Rodrigues), plus an additional lump sum of $15,000 ($8,000 for Ms. Rodrigues) to defray health care costs. The Company’s severance practices also provide for an estimated $5,000 of outplacement services for each named executive officer upon termination by the Company without cause.
The Company’s restricted stock unit award agreements provide that following a named executive officer's termination without cause, the officer will receive accelerated vesting for any restricted stock unit award granted to the named executive officer by the Company that would have vested within 12 months of the officer's date of termination.
The Company’s non-qualified stock option award agreements provide that following a named executive officer's termination without cause, the officer will receive accelerated vesting for any stock options granted to the named executive officer by the Company that would have vested within 12 months of the officer’s date of termination.
In addition, the Company’s performance growth award agreements provide that a named executive officer whose employment is terminated by the Company without cause will receive a portion of the shares of common stock that would have been earned based on actual results following the end of the relevant performance period, prorated for the period of employment during the performance period and provided that the named executive officer was employed for at least 90 days during the performance period.
Any other outstanding unvested equity awards held by a named executive officer for which vesting does not accelerate as described above would be forfeited.
Termination Due to Disability
Under the Company’s Executive Officer Incentive Plan (or the Company's general Annual Incentive Plan with respect to Ms. Rodrigues), in the event that a named executive officer is terminated due to disability, the officer would be entitled to receive a prorated portion of any annual cash incentive award actually earned, payable at the end of the relevant performance period. The payment would be based on actual performance measured following the end of the performance period and would be prorated for the period of employment prior to termination, provided that the officer completed at least 90 days of employment in the performance period.
The Company’s restricted stock unit award agreements provide that following a named executive officer's termination due to disability, the officer will receive accelerated vesting for any restricted stock units granted to the named executive officer by the Company that would have vested within 12 months of the officer’s date of termination.
The Company’s non-qualified stock option award agreements provide that following a named executive officer's termination due to disability, the officer will receive accelerated vesting for any stock options granted to the named executive officer by the Company that would have vested within 12 months of the officer’s date of termination.
In addition, the Company’s performance growth award agreements provide that a named executive officer whose employment is terminated due to disability will receive a portion of the shares of common stock that would have been earned based on actual results following the end of the relevant performance period, prorated for the period of employment during the performance period and provided that the named executive officer was employed for at least 90 days during the performance period.
Any other outstanding unvested equity awards held by a named executive officer for which vesting does not accelerate as described above would be forfeited.
Termination Due to Death
If any of the Company’s named executive officers die, the officer’s estate would be entitled to receive benefits and payments similar to those outlined above under “Termination Due to Disability.”

54

Potential Payments Upon Termination Following a Change in Control
Income Security Plan
The Company’s Income Security Plan provides income security protection to certain executives of Vista Outdoor, including the named executive officers (other than Ms. Rodrigues who only temporarily served as a named executive officer), in the event of a “qualifying termination” in connection with a “change in control” of the Company, in each case as those terms are defined in the Income Security Plan. Generally, a qualifying termination is an involuntary termination of employment without “cause” or a voluntary termination of employment for ‘‘good reason,’’ in each case, as those terms are defined in the Income Security Plan.
Participation in the Income Security Plan is limited to the following groups of individuals, with different levels of payments and benefits:

•
Tier 1 Participants, consisting of the Company’s officers subject to beneficial ownership reporting and other requirements under Section 16 of the Exchange Act, including the named executive officers; and

•	Tier 2 Participants, consisting of any other Company employee designated by the Compensation Committee to participate in the plan for the current fiscal year.
Under the terms of the Income Security Plan, in the event of a qualifying termination, generally within 24 months following and, in certain instances, within six months prior to, a change in control of the Company, a named executive officer would receive:

•	a lump sum cash payment in an amount equal to two times the sum of the Section 16 Officer’s then current annual base salary and then current target bonus opportunity;

•	a pro-rata bonus for the year in which the qualifying termination occurs, paid out at target or actual performance depending on when such termination occurs;

•	a lump sum cash payment equal to the amount the officer would have received under any long-term cash incentive plan, assuming target level performance;

•	accelerated vesting of all outstanding unvested equity awards, with performance-vesting equity awards vesting at target level performance; and

•
provided the officer timely elects coverage under COBRA upon termination, an amount equal to the excess, if any, of the cost of COBRA continuation coverage over the cost payable for health and dental benefits by active employees for a period of up to 18 months following such termination.

The Income Security Plan does not have a tax gross-up provision, and the plan automatically reduces the benefits provided to the maximum amount allowed under Section 280G of the Internal Revenue Code in order to avoid the imposition of the excise tax provided by Section 4999 of the Code if such reduction would result in a participant receiving a greater amount than they would if they received the full amount of the benefit and paid all applicable excise and other taxes.

55

Potential Payments Upon Termination Table (2019)
The following table shows potential payments to the named executive officers upon death, disability, layoff and termination of employment following a change in control of the Company. The amounts shown assume that the termination was effective March 31, 2019, the last day of the fiscal year, and are estimates of the amounts that would be paid to the executive officers upon termination, in addition to the base salary, annual incentive and long-term incentive earned during fiscal year 2019 and any applicable retirement amounts payable to the executive officers under the 401(k) Plan and DC SERP. The actual amounts to be paid can only be determined at the actual time of an officer's termination. No tax gross-ups are paid to the executive officers upon termination of employment. Severance payments made to the named executive officers during fiscal year 2019 consisted of payments made to Ms. Rodrigues as described in detail in the Summary Compensation Table. Mr. Allen did not receive any severance given the voluntary nature of his termination of employment.

	Christopher T. Metz	Miguel A. Lopez	Scott D. Chaplin
Payments Upon Termination Without Cause
Cash Payment	$1,015,000	$530,000	$501,428
Equity
Stock Options (1)	$—	$—	$—
RSUs (2)	$803,692	$110,747	$176,989
Performance Awards (3)	$164,133	$33,178	$146,463
Health and Welfare Benefits (4)	$—	$—	$—
Total	$1,982,825	$673,925	$824,880
Outplacement (5)	$5,000	$5,000	$5,000
Payments Upon Death or Disability
Cash Payment	$—	$—	$—
Equity
Stock Options (1)	$—	$—	$—
RSUs (2)	$803,692	$110,747	$176,989
Performance Awards (3)	$164,133	$33,178	$146,463
Health and Welfare Benefits (4)	$—	$—	$—
Total	$967,825	$143,925	$323,452
Payments Upon Termination following a Change in Control (6)
Cash Payment	$4,000,000	$1,802,500	$1,605,213
Equity
Stock Options (1)	$—	$—	$—
RSUs (2)	$1,922,833	$332,263	$321,041
Performance Awards (7)	$2,228,623	$522,405	$558,354
Health and Welfare Benefits (4)	$34,020	$18,295	$21,283
Total	$8,185,476	$2,675,463	$2,505,891

(1)
Values are determined by multiplying the number of options vesting on termination by the spread between the option price and $8.01, the closing market price of the Company's common stock as reported on the New York Stock Exchange on March 29, 2019, the last trading day of the fiscal year. Underwater stock options (i.e., options with an exercise price greater than $8.01) are excluded from the table above because they have no value as of March 31, 2019.

(2)
Values are determined by multiplying the number of shares of RSUs by $8.01, the closing market price of the Company's common stock as reported on the New York Stock Exchange on March 29, 2019, the last trading day of the fiscal year.

(3)	Values in this row reflect a pro-rata target level payout pursuant to performance shares for the fiscal year 2018-2020 and 2019-2021 performance period.

56

(4)
For purposes of quantifying health and welfare benefits, amounts are equal to the excess of the cost of COBRA continuation coverage over the cost payable for health and dental benefits by active employees for a period of 18 months following termination.

(5)	Approximate value of six months of outplacement, which the executive officer can elect in the officer's discretion.

(6)
The Income Security Plan does not have tax gross-up provisions, and automatically reduce the benefits provided to the maximum amount allowed under Section 280G of the Internal Revenue Code in order to avoid the imposition of the excise tax provided by Section 4999 of the Code if such reduction would result in the relevant officer receiving a greater amount than they would if they received the full amount of the benefit and paid all applicable excise and other taxes.

(7)
Values in this row reflect performance shares for the fiscal years 2018-2020, 2019-2021, and 2020-2022 performance periods assuming payout at the target performance level. The value was determined by multiplying the number of performance shares by $8.01, the closing market price of the Company's common stock as reported on the New York Stock Exchange on March 29, 2019, the last trading day of the fiscal year.

57

MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE REPORT
The Management Development and Compensation Committee of the Board of Directors has reviewed and discussed with the Company's management the Compensation Discussion and Analysis. Based on this review and these discussions with management, the Management Development and Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into The Company's annual report on Form 10-K.
This report is provided by the Management Development and Compensation Committee:
Tig H. Krekel, Chair
Michael Callahan
April H. Foley
Robert M. Tarola
Michael D. Robinson

58

AUDIT COMMITTEE REPORT
The Audit Committee is composed solely of independent directors, as determined by the Board of Directors under the rules of the Securities and Exchange Commission and the New York Stock Exchange listing standards. In addition, the Board of Directors has determined that Gary L. McArthur, Chairman of the Audit Committee, and Robert M. Tarola are "audit committee financial experts," as defined under applicable federal securities law and regulations. The Board of Directors has adopted a written charter for the Audit Committee, which is available on Vista Outdoor's website.
Pursuant to its charter, the Audit Committee assists the Board of Directors in its oversight and monitoring of:

•	the integrity of Vista Outdoor's financial statements and other financial information provided by Vista Outdoor to its stockholders and others;

•	Vista Outdoor's compliance with legal, regulatory and public disclosure requirements;

•	Vista Outdoor's independent auditors, including their qualifications and independence;

•	Vista Outdoor's systems of internal controls, including the internal audit function; and

•	Vista Outdoor's auditing, accounting, and financial reporting process generally.

In this context, the Audit Committee has:

•
reviewed and discussed with management and Deloitte & Touche LLP, the Company's independent registered public accounting firm ("Deloitte"), the Company's audited consolidated financial statements for the fiscal year ended March 31, 2019;

•	discussed with Deloitte the matters required to be discussed under the standards of the Public Company Accounting Oversight Board;

•
received the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte's communications with the Audit Committee concerning independence; and

•	discussed with Deloitte the firm's independence and considered whether Deloitte’s provision of non-audit services to the Company is compatible with the firm’s independence.

Based on the Audit Committee's review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K, for the fiscal year ended March 31, 2019, filed with the Securities and Exchange Commission.
Audit Committee
Gary L. McArthur, Chair
Mark A. Gottfredson
Tig H. Krekel
Robert M. Tarola

The foregoing Report of the Audit Committee shall not be deemed to be soliciting material or filed with the Securities and Exchange Commission and is not incorporated by reference into any of Vista Outdoor's previous or future filings with the Securities and Exchange Commission, except as otherwise explicitly specified by Vista Outdoor in any such filing.

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CEO PAY RATIO DISCLOSURE
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to disclose the median of the annual total compensation of our employees, the annual total compensation of our principal executive officer, Chief Executive Officer and Director, Christopher T. Metz, and the ratio of these two amounts.
We have estimated the median of the fiscal year 2019 annual total compensation of our employees, excluding Mr. Metz, selected the median employee pursuant to the analysis described below, and determined that the annual total compensation of the median employee for the period was $54,294. The annualized total compensation of our Chief Executive Officer was $6,143,671. The ratio of the annualized total compensation of our Chief Executive Officer to the annual total compensation of our employees was 113 to 1. We believe this pay ratio is a reasonable estimate calculated in a manner consistent with the rules of the Securities Exchange Commission.
The following paragraphs provide important context related to our employee population and describe the methodology and the material assumptions, adjustments, and estimates that we used to determine the median employee and calculate this ratio.
We selected March 31, 2019, the end of our fiscal year end, as the date upon which we would identify the “median employee,” because it enabled us to make such identification in a reasonably efficient and economical manner.
Earnings of our employees outside the United States were converted to U.S. dollars using the currency exchange rates as of March 31, 2019. We did not make any cost of living adjustments.
To identify the median employee, we utilized the annualized fiscal year 2019 base salary for our consistently applied compensation measure because we believe that this measure reasonably reflects the annual compensation of our employees. We conducted an analysis to find a new median employee because of the significant change in our employee population, including the sale of our Eyewear business. We have estimated the median of the fiscal year 2019 annual base salary of our employees, excluding Mr. Metz, to be $53,415.
Using this measure, we identified a median employee who is a full-time, salaried employee located in the United States. Once we identified this median employee, we totaled all of the elements of the employee’s compensation for fiscal year 2019 in accordance with the requirements of the applicable the rules of the Securities and Exchange Commission. This resulted in an annual total compensation of $54,294.
As the Securities and Exchange Commission's rules for identifying the median of the annual total compensation of our employees and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio for our Company, as other companies have headquarters offices in different countries, have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their pay ratios.

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DIRECTOR COMPENSATION
Summary Compensation Information
Only non-employee directors receive compensation for their service on the Board of Directors. The compensation payable pursuant to the Company's current compensation program for non-employee directors is as follows:

•	an annual award of restricted stock units, valued at $110,000 at the time of grant;

•	an annual cash retainer of $75,000;

•	an annual cash retainer of $75,000 for the independent Chairman of the Board;

•	an annual cash retainer of $25,000 for the Lead Independent Director of the Board;

•	an annual cash retainer of $20,000 for the Chair of the Audit Committee, $15,000 for the Chair of the MDCC, and $10,000 for the Chair of the Nominating and Governance Committee; and

•	an annual cash retainer of $10,000 for each other member of the Audit Committee, $7,500 for each other member of the MDCC, and $5,000 for each other member of the Nominating and Governance Committee.
The annual restricted stock unit award is granted following the annual meeting of stockholders each year. Cash amounts are paid in a lump sum following the annual meeting of stockholders each year. The Company does not pay any additional fees for Board and Committee meetings attended.
Non-Employee Director Restricted Stock Unit Awards
As described above, each non-employee director receives an award of restricted stock units under the Company's 2014 Stock Incentive Plan following each annual meeting of stockholders. The stock awards have a market value of $110,000, as determined by the closing market price of Vista Outdoor common stock on the date of grant.
Restricted stock unit awards are granted pursuant to restricted stock unit agreements that generally provide for vesting on the one-year anniversary of the grant date. The awards will accelerate and vest earlier, however, in connection with a change in control or if the director ceases to serve as a member of the Board as a result of disability, death or pursuant to a retirement that is approved in the sole discretion of the Board. Except as provided in the previous sentence, if a director ceases to be a member of the Board prior to vesting, the director forfeits all rights in unvested restricted stock units and deferred stock units (described below), as applicable.
Non-employee directors may elect to receive deferred stock units in lieu of the restricted stock units. In general, directors must make these deferral elections by the end of the calendar year preceding the date of the grant of restricted stock units. The deferred stock units are subject to the same vesting terms described above, but directors who make such a deferral election will have no voting rights as stockholders of Vista Outdoor with respect to deferred stock units until the shares are paid out. Payment of vested deferred stock units will be made in a lump sum in an equal number of shares of unrestricted common stock upon the time specified in the director's deferral election or, if earlier, the director's termination of service on the Board of Directors.
Expense Reimbursement
Non-employee directors are reimbursed for travel and other expenses incurred in the performance of their duties.

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Director Compensation (Fiscal Year 2019)
The following table shows the annual retainer and fees earned by the Company's non-employee directors for the fiscal year ended March 31, 2019 and either paid in cash or deferred at the election of the director. The table also shows the aggregate grant date fair value of stock awards computed in accordance with generally accepted accounting principles in the United States. Additional information regarding the restricted stock unit awards and deferred stock units is provided in footnote 2 below.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	All Other Compensation ($)(3)	Total ($)
Michael Callahan	$162,500	$109,990		$272,490
April H. Foley	$87,500	$109,990	$1,250	$198,740
Mark A. Gottfredson	$95,000	$109,990		$204,990
Tig H. Krekel	$100,000	$109,990		$209,990
Gary L. McArthur	$100,000	$109,990	$2,500	$212,490
Michael D. Robinson	$55,596	$179,889		$235,485
Robert M. Tarola	$92,500	$109,990	$2,500	$204,990

(1)
This column shows the grant date fair value computed in accordance with generally accepted accounting principles in the United States. The amounts represent restricted stock unit awards and deferred stock units that are paid in shares of Vista Outdoor common stock and calculated based on the number of shares granted multiplied by the closing price per share of Vista Outdoor common stock on the date of grant. The amounts do not reflect the actual amounts that may be realized by the directors. With the exception of Mr. Robinson, on August 7, 2018, each non-employee director received 6,654 shares of restricted stock units or deferred stock units, depending on their election, with a closing price per share of Vista Outdoor common stock on the date of grant of $16.53. On December 19, 2018, Mr. Robinson received 17,297 shares of restricted stock units with a closing price per share of Vista Outdoor common stock on the date of grant of $10.40, which includes an initial staking grant valued at $110,000 and the annual grant of restricted stock units to the other non-employee directors which was prorated to reflect his partial first year of service. No other equity awards were made to our directors during the fiscal year ended March 31, 2019.

(2)	The aggregate number of shares of restricted common stock, restricted stock units and deferred stock units held by each non-employee director as of March 31, 2019 were as follows:

Name	Shares of Restricted Stock Units	Deferred Stock Units
Michael Callahan	6,654
April H. Foley	6,654	5,857
Mark A. Gottfredson	6,654
Tig H. Krekel		29,394
Gary L. McArthur		11,320
Michael D. Robinson	17,297
Robert M. Tarola	6,654

(3)
The amount reported in this column includes Company matching contributions to certain non-profit organizations selected by the directors. None of the non-employee directors received an aggregate of $10,000 or more of perquisites or other personal benefits from the Company in fiscal year 2019.

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PROPOSAL 1
ELECTION OF DIRECTORS
The Board of Directors has nominated April H. Foley, Tig H. Krekel, and Michael D. Robinson to be elected at the Annual Meeting to serve for a term of one year, to hold office until the 2020 annual meeting of stockholders and until their successors have been duly elected and qualified.
Each nominee was recommended by the Board's Nominating and Governance Committee for re-election and has agreed to serve, if elected. Although we do not know of any reason why either of the nominees might become unavailable to serve, if that should happen, the Board may recommend a substitute nominee. Shares represented by proxies will be voted for any substitute designated by the Board.
April H. Foley, Tig H. Krekel, and Michael D. Robinson will each be elected as a director of Vista Outdoor if the votes cast in favor of their election at the Annual Meeting exceed the votes cast against their election, or withheld. Pursuant to the terms of our Guidelines on Corporate Governance, if, in an election of directors that is not a contested election, the votes cast in favor of a nominee's election do not exceed the votes cast against, or withheld with respect to, such nominee, such nominee must promptly offer his or her resignation to the Board. The Nominating and Governance Committee will promptly consider the resignation offer and make a recommendation to the Board as to whether to accept or reject the tendered resignation and whether other action should be taken. The Board will act on the tendered resignation within 90 days following certification of the election results. The Nominating and Governance Committee, in making its recommendation, and the Board, in making its decision, may consider any factors or other information that it considers appropriate and relevant, including any stated reasons why the stockholders withheld votes from such director, the director's tenure, the director's qualifications, the director's past and expected contributions to the Board, and the overall composition of the Board. Any director who offers his or her resignation pursuant to this provision may not participate in the Nominating and Governance Committee deliberations and recommendation or in the Board's decision whether to accept or reject the resignation offer.
        Our Board of Directors recommends a vote FOR the election of each of April H. Foley, Tig H. Krekel, and Michael D. Robinson for a term of one year, to hold office until the 2020 annual meeting of stockholders and until their successors have been duly elected and qualified.

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PROPOSAL 2
ADVISORY VOTE TO APPROVE THE COMPENSATION OF VISTA OUTDOOR'S NAMED EXECUTIVE OFFICERS
In accordance with applicable proxy regulations, we are asking our stockholders to approve the following non-binding, advisory resolution on our executive compensation as disclosed in this proxy statement:
RESOLVED, that the compensation paid to the named executive officers of Vista Outdoor Inc., as disclosed in the proxy statement for the 2019 annual meeting of stockholders of Vista Outdoor Inc., pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.
The MDCC believes that the compensation of our named executive officers as disclosed in this proxy statement, was reasonable and appropriate, and designed to ensure that management's interests are aligned with our stockholders' interests for long-term value creation.
We urge our stockholders to read the "Compensation Discussion and Analysis" section of this proxy statement, as well as the Summary Compensation Table and related compensation tables and narrative in this proxy statement, which provide detailed information on the Company's compensation policies and practices and the compensation of our named executive officers.
The affirmative vote of a majority of the shares present in person or represented by proxy and voting thereon at the Annual Meeting (excluding abstentions) are required to approve, on a non-binding, advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement.
This advisory vote, commonly referred to as "say on pay," is non-binding on our Board of Directors. Although non-binding, the MDCC will take into account the results of the say-on-pay vote, as applicable, when considering future executive compensation arrangements. The Board of Directors has adopted a policy providing for annual "say on pay" advisory votes. Unless the Board of Directors modifies its policy on the frequency of holding "say on pay" advisory votes, the next "say on pay" advisory vote will occur at the annual meeting of stockholders in 2020.
Our Board of Directors recommends a vote FOR the approval of the advisory resolution on executive compensation.

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PROPOSAL 3
RATIFICATION OF THE APPOINTMENT OF VISTA OUTDOOR'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP ("Deloitte") as the Company's independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2020. Stockholders are being asked to ratify this appointment. A representative of Deloitte will be present at the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions from stockholders.
Deloitte has served as the Company’s independent registered public accounting firm since 2015. The Audit Committee annually evaluates Deloitte’s independence and performance and determines whether to retain Deloitte or consider other audit firms. Factors considered by the Audit Committee in making its determination on the appointment include:

•
The performance of Deloitte in prior years, including the quality and extent of Deloitte’s communications with the Audit Committee and the results of management’s and the Audit Committee’s annual evaluations of the qualifications, and performance;

•	Deloitte’s independence and processes for maintaining independence;

•	External data on audit quality and performance, including the results of the most recent internal quality control review or Public Company Accounting Oversight Board inspection; and

•	The appropriateness of Deloitte’s fees, both on an absolute basis and as compared to its peer firms.
The Board and the Audit Committee believe that the continued retention of Deloitte as the Company’s independent auditor is in the best interests of the Company and its stockholders.
The affirmative vote of a majority of the shares present in person or represented by proxy and voting thereon at the Annual Meeting (excluding abstentions) are required to ratify the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2020. Although the Audit Committee has discretionary authority to appoint the company’s independent registered public accounting firm, the Board is seeking stockholder ratification of the appointment of Deloitte as a matter of good corporate governance. If a majority of the stockholders do not ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2020, the Audit Committee and the Board will consider the voting results and evaluate whether to select a different independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the 2020 fiscal year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.
Our Board of Directors recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2020.

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PROPOSAL 4
Approval of an Amendment to the 2014 Stock Incentive Plan to Change the Individual Annual Performance Share Limit
We maintain an equity incentive plan (the “Vista Outdoor Inc. 2014 Stock Incentive Plan” or the “Plan”), which became effective on February 10, 2015, following our Spin-Off from Orbital ATK (the “Spin-Off”). The Plan was established to aid the Company in recruiting and retaining employees, officers, consultants and non-employee directors (“Eligible Persons”) capable of assuring the future success of the Company through the grant of awards to such persons under the Plan.
Subject to adjustment as provided in the Plan, as originally adopted, the aggregate number of shares that may be granted under the Plan is 5,750,000 plus any shares issuable pursuant to equity-based awards granted under the ATK stock plans prior to the Spin-Off that were converted into awards granted under the Plan in connection with the Spin-Off. Shares may be issued in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalents, performance awards, stock awards and/or other stock-based awards. The Plan currently provides certain limits on the number of shares that may be granted to any one individual in a given year, including a limitation on the number of shares that may be issued on an annual basis to any individual in the form of performance awards. Under the terms of the Plan, no Eligible Person may be granted performance awards in excess of 125,000 shares in the aggregate in any calendar year (subject to certain adjustments provided under the Plan) (the “Performance Share Limit”).
The Performance Share Limit was adopted to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Section 162(m) of the Code limits the deductibility of annual compensation paid to certain “covered employees” of a publicly held corporation to $1 million per executive. Prior to amendments under the Tax Cuts and Jobs Act of 2017, Section 162(m) of the Code provided that certain qualifying performance-based compensation (which generally included stock options and other performance-based equity awards) and commissions were not subject to the deduction limit. In order to qualify for the performance-based compensation exception under Section 162(m) of the Code, equity plans were required to include a number of provisions including, among other things, individual annual performance share limits.
The Tax Cuts and Jobs Act of 2017, which became effective January 1, 2018, eliminated the performance-based exception to the $1 million per executive annual deduction limit under Section 162(m) of the Code. Accordingly, the provisions in the Plan relating to the performance-based compensation exception no longer have any relevance to performance awards granted under the Plan and the Company believes that to provide maximum flexibility to the MDCC in making equity compensation decisions, the individual annual performance share limit should be increased to 600,000 shares (the “Proposed Individual Annual Limit”). This increase will allow the MDCC the flexibility to continue to grant LTI awards to our executive officers in the form of performance shares.
Why We are Asking our Stockholder to Approve an Amendment to the Plan
We believe that equity-based compensation is fundamental to our ability to attract, retain and motivate highly-qualified, dedicated employees who have the skills and experience we need to achieve our business goals. We also believe that performance-based awards in particular provide a strong link between executive compensation and increases in stockholder value because the value of the performance-based award is contingent upon the satisfaction of certain performance conditions during the performance period.
In response to our stockholder outreach efforts following our 2018 annual meeting of stockholders, our stockholders expressed a concern that a majority of our LTI awards for fiscal year 2019 (granted in fiscal year 2018) were not subject to performance conditions. The MDCC considered this feedback, and made adjustments to the LTI awards granted for fiscal year 2020 (granted in fiscal year 2019 and reflected in the Summary Compensation Table and Grants of Plan-Based Awards Table as 2019 compensation) to weight the incentives more heavily towards performance-based awards. On March 12, 2019, the Board of Directors granted a performance award for 216,587 shares at target and up to 433,174 shares at maximum to our Chief Executive Officer (the “CEO Performance Award”), subject to stockholder approval of the Amendment. This amendment, raising the individual share limit to 600,000 shares, provides the Board of Directors with flexibility in future year awards.
The Board of Directors believes that changing the current individual annual limit included in the Plan to the Proposed Individual Annual Limit will ensure a strong link between executive compensation and increases in stockholder value and will provide the flexibility to attract, retain and motivate highly-qualified, dedicated employees. Performance shares granted to Mr.

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Metz for fiscal year 2020 in excess of the plan's current limitation (125,000 shares) are subject to stockholder approval of this Proposal 4.
Accordingly, stockholders are being asked to approve an amendment to the Plan (the “Amendment”) that would change the annual individual award limit set forth in Section 4(d)(ii) of the Plan, which limits the number of shares that may be issued in the form of performance awards to any one individual in any calendar year to 125,000 shares, to the Proposed Individual Annual Limit. The Board believes that equity-based awards are a critical component of the Company’s efforts to attract, retain and provide additional incentives to all Eligible Persons under the Plan and that performance-based equity awards in particular should be heavily relied upon, particularly for our most senior executives, in order to achieve our pay-for-performance objectives and align our executives’ interests with those of our stockholders. The current individual annual limits make it difficult for the Company to grant an adequate number of performance awards under the Plan. Changing the individual annual limit would allow the Company to grant larger performance awards to certain employees deemed important to the success of the Company’s business. It would also provide flexibility to the Board of Directors in making equity compensation decisions, by enabling the Board to allocate a larger portion of certain executives’ total compensation package to performance awards.
A full copy of the Plan, as proposed to be amended by the Amendment, is attached as Annex A. The material features of the Plan are summarized below. Such summary is qualified in its entirety by reference to the complete text of the Plan.
Purpose of the Plan
The purpose of the Plan is to aid the Company in recruiting and retaining employees, officers, consultants and non-employee directors capable of assuring the future success of the Company through the grant of awards to such persons under the Plan. The Company expects that awards of stock-based compensation and opportunities for stock ownership in the Company will provide incentives to Plan participants to exert their best efforts for the success of the Company’s business and thereby align the interests of Plan participants with those of the Company’s stockholders.
Eligibility
Any employee, officer, consultant or non-employee director of the Company or any affiliate of the Company may be granted awards under the Plan. As of the date of this proxy statement, approximately 118 persons are eligible to participate in the Plan (excluding consultants), including 110 employees (3 of whom are executive officers) and our eight non-employee directors.
Administration
The Plan is administered by the MDCC (or any successor committee of the Board of Directors that may be delegated by the Board in the future). Subject to the express provisions of the Plan and to applicable law, the Committee has full power and authority to: (i) designate Eligible Persons as participants in the Plan; (ii) determine the type or types of awards to be granted to each participant in the Plan; (iii) determine the number of shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each award; (iv) determine the terms and conditions of any award or award agreement; (v) amend the terms and conditions of any award or award agreement, provided, however, that the MDCC may not reprice, adjust or amend the exercise price of options or the grant price of stock appreciation rights previously awarded to any participant, whether through amendment, cancellation and replacement grant, exchange for cash or any other awards, or any other means; (vi) accelerate the exercisability of any award or the lapse of restrictions relating to any award; (vii) determine whether, to what extent and under what circumstances awards may be exercised in cash, shares, other securities, other awards or other property, or canceled, forfeited or suspended; (viii) determine whether, to what extent and under what circumstances cash, shares, other securities, other awards, other property and other amounts payable to a participant with respect to an award under the Plan may be deferred either automatically or at the election of the holder of the award or the MDCC; (ix) interpret and administer the Plan and any instrument or agreement, including any award agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as the MDCC deems appropriate for the proper administration of the Plan; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any award or award agreement will be within the sole discretion of the MDCC, may be made at any time and will be final, conclusive and binding upon any participant in the Plan, any holder or beneficiary of any award or award agreement, and any employee of the Company or any affiliate of the Company.
Shares Available for Awards

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Subject to adjustment as provided in the Plan, as originally adopted, the aggregate number of shares that may be issued under all awards under the Plan is equal to the sum of (i) 5,750,000 and (ii) any shares issuable pursuant to equity-based awards granted under the ATK stock plans prior to the Spin-Off that were converted into awards granted under the Plan in connection with the Spin-Off. Each share with respect to which an award of stock options or stock appreciation rights is granted will reduce the aggregate plan limit by one share. As of June 11, 2019, the aggregate number of shares that may be issued under the Plan was [________]. Shares to be issued under the Plan will be authorized but unissued shares or shares that have been reacquired by the Company and designated as treasury shares. Shares that are subject to awards that terminate, lapse or are cancelled or forfeited will be available again for grant under the Plan. Shares that are tendered by a participant or withheld by the Company as full or partial payment to the Company of the purchase or exercise price relating to an award or to satisfy tax withholding obligations relating to an award will not be available for future grants under the Plan. In addition, if stock appreciation rights are settled in shares upon exercise, the gross number of shares subject to the award (rather than the net number of shares issued upon exercise) will be counted against the number of shares authorized under the Plan. If the exercise price of a stock option under the Plan is paid in shares, then the gross number of shares for which the option is exercised (rather than the net number of shares issued upon exercise) will be counted against the number of shares authorized under the Plan. Shares purchased on the open market with the cash proceeds from the exercise of stock options will not be added back to the number of shares authorized for issuance under the Plan and will not be available for grant under the Plan. Notwithstanding the foregoing, any award or portion of an award that, in accordance with the terms of the applicable award agreement, is payable only in cash will not be counted against the number of shares authorized under the Plan.
Adjustments
In the event that an equity restructuring, as defined as a nonreciprocal transaction between the Company and its stockholders that causes the per-share fair value of the shares underlying an option or similar award to change (e.g., stock dividend, stock split, spinoff, etc.), has occurred, the MDCC will make an equitable adjustment to (i) the number and type of shares (or other securities) that thereafter may be made the subject of awards, (ii) the number and type of shares (or other securities) subject to outstanding awards and (iii) the purchase or exercise price with respect to any award. The MDCC may also make similar adjustments in the event the MDCC determines that an event other than an equity restructuring affects the shares such that an adjustment is determined by the MDCC to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. It is intended that any adjustments will be done in a manner consistent with Section 409 of the Code and (where applicable) Section 424 of the Code.
Award Limitations under the Plan
The Plan includes the following limitations on awards that may be granted under the Plan: (i) no participant may be granted stock options, stock appreciation rights or any other award or awards under the Plan, the value of which are based solely on an increase in the value of the shares after the date of grant of such award or awards, for more than 225,000 shares (subject to adjustment) in the aggregate in any calendar year; (ii) non-employee directors may not be granted awards in the aggregate for more than 287,500 shares (subject to adjustment); and (iii) the number of shares that may be granted in the form of incentive stock options under the Plan may not exceed 5,750,000 (subject to adjustment) and subject to the provisions of Sections 422 or 424 of the Code or any successor provisions. The Amendment would not modify any other other limits contained in the Plan.
As previously described above, the Plan also currently prohibits any individual from being granted performance awards in excess of 125,000 shares (subject to adjustment) in the aggregate in any calendar year. If stockholders approve the Amendment, this individual annual limitation will be changed to 600,000 shares (subject to adjustment) in the aggregate in any calendar year.
Awards that May Be Issued under the Plan
The MDCC may grant stock options, stock appreciation rights, restricted stock and restricted stock units, dividend equivalents, performance awards and other-stock based awards under the Plan. Awards may be granted for no cash consideration or for any cash or other consideration as determined by the MDCC or required by applicable law. Awards may be granted either alone or in tandem with or in substitution for any other award. The term of each award will be for a period not longer than 10 years from the date of grant.
Stock Options
The MDCC will determine the purchase price per share purchasable under any stock option granted under the Plan, which may not be less than 100% of the fair market value of a share on the date of grant of such stock option; provided, however, that

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the MDCC may designate a per share exercise price below fair market value on the date of grant if the option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an affiliate. The term of each option will be fixed by the MDCC but will not be longer than 10 years from the date of grant. The MDCC will also determine the time or times at which an option may be exercised in whole or in part and the method or methods by which and the form or forms in which, payment of the exercise price may be made.
Stock Appreciation Rights
A stock appreciation right granted under the Plan will confer on the holder thereof a right to receive upon exercise the excess of (i) the fair market value of one share on the date of exercise over (ii) the grant price of the stock appreciation right as specified by the MDCC, which price will not be less than 100% of the fair market value of one share on the date of grant of the stock appreciation right; provided, however, that the MDCC may designate a per share exercise price below fair market value on the date of grant if the option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an affiliate.
Restricted Stock and Restricted Stock Units
Shares of restricted stock and restricted stock units will be subject to such restrictions as the MDCC may impose (including, without limitation, any limitation on the right to vote a share of restricted stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the MDCC may deem appropriate. The minimum vesting period of any such awards will be one year from the date of grant, although the Committee may permit acceleration of vesting of such awards in the event of a participant’s death, disability or retirement or a change in control of the Company. In the case of restricted stock units, no shares will be issued at the time such awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to restricted stock units evidencing the right to receive shares, such shares will be issued and delivered to the holder of the restricted stock units.
Dividend Equivalents
The MDCC may grant dividend equivalents under which the participant will be entitled to receive payments (in cash, shares, other securities, other awards or other property as determined in the discretion of the MDCC) equivalent to the amount of any cash dividends paid by the Company to holders of shares with respect to a number of shares determined by the MDCC. In no event will dividend equivalents be granted with respect to stock options or stock appreciation rights, and dividend equivalents granted with respect to performance awards will not be distributed during the performance period or to the extent any such performance award is unearned.
Performance Awards
Performance awards granted under the Plan will be denominated in shares that may be settled in shares (including, without limitation, restricted stock or restricted stock units) or cash. Performance awards will be conditioned solely on the achievement of one or more performance goals.
Other Stock-Based Awards
The MDCC may grant such other awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares (including, without limitation, securities convertible into shares), as are deemed by the MDCC to be consistent with the purpose of the Plan. Any shares or securities delivered pursuant to a purchase right will be purchased for consideration having a value equal to at least 100% of the fair market value of such shares or other securities on the date the purchase right is granted.
Limits on Transfer
No award and no rights under any such award will be transferable by a participant other than (i) by will or by the laws of descent and distribution or (ii) by transfer of an award back to the Company, including a transfer of an award (but not any stock options) to the Company in connection with a deferral election under a Company deferred compensation plan. Awards will be exercisable during the participant’s lifetime only by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative. No award or right under any such award may be pledged, alienated, attached or otherwise

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encumbered, and any purported pledge, alienation, attachment or encumbrance will be void and unenforceable against the Company and any affiliate of the Company.
Amendments to and Termination of the Plan
The Board of Directors may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any award agreement, prior approval of the stockholders will be required for any amendment to the Plan that (i) requires stockholder approval under any rules or regulations of the Securities and Exchange Commission, the New York Stock Exchange, any other securities exchange or the Financial Industry Regulatory Authority, Inc. that are applicable to the Company; (ii) increases the number of shares authorized under the Plan; (iii) increase the number of shares subject to the limitations described above under “Award Limitations under the Plan”; (iv) permits repricing, cancellation and replacement, or exchange of stock options or stock appreciation rights that are prohibited under the Plan; or (v) permits the award of stock options or stock appreciation rights at a price less than 100% of the fair market value of a share on the date of grant of such stock option or stock appreciation right.
Subject to the provisions of the Plan, the MDCC may waive any conditions or rights of the Company under any outstanding award, prospectively or retroactively, and may amend, alter, suspend, discontinue or terminate any outstanding award, prospectively or retroactively, but no such action may adversely affect the rights of the holder of such award without the consent of the participant or holder or beneficiary thereof.
The MDCC may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any award or award agreement in the manner and to the extent it deems desirable to implement or maintain the effectiveness of the Plan.
Unless terminated sooner by the Board of Directors, the Plan will terminate at midnight on February 9, 2025.
Federal Income Tax Consequences
The following is a brief summary of the principal Federal income tax consequences of the grant and exercise of awards under present law.
Incentive Stock Options. An optionee will not recognize any taxable income for Federal income tax purposes upon receipt of an ISO or, generally, at the time of exercise of an ISO. The exercise of an ISO generally will result in an increase in an optionee’s taxable income for alternative minimum tax purposes.
If an optionee exercises an ISO and does not dispose of the shares received in a subsequent “disqualifying disposition” (generally, a sale, gift or other transfer within two years after the date of grant of the ISO or within one year after the shares are transferred to the optionee), upon disposition of the shares any amount realized in excess of the optionee’s tax basis in the shares disposed of will be treated as a long-term capital gain, and any loss will be treated as a long-term capital loss. In the event of a “disqualifying disposition,” the difference between the fair market value of the shares received on the date of exercise and the option price (limited, in the case of a taxable sale or exchange, to the excess of the amount realized upon disposition over the optionee’s tax basis in the shares) will be treated as compensation received by the optionee in the year of disposition. Any additional gain will be taxable as a capital gain and any loss as a capital loss, which will be long-term or short-term depending on whether the shares were held for more than one year. Under regulations, special rules apply in determining the compensation income recognized upon a disqualifying disposition if the option price of the ISO is paid with shares of the Company’s stock. If shares of the Company’s stock received upon the prior exercise of an ISO are transferred to the Company in payment of the option price of an ISO within either of the periods referred to above, the transfer will be considered a “disqualifying disposition” of the shares transferred, but, under proposed regulations, only compensation income determined as stated above, and no capital gain or loss, will be recognized.
Neither the Company nor any of its subsidiaries will be entitled to a deduction with respect to shares received by an optionee upon exercise of an ISO and not disposed of in a “disqualifying disposition.” Except as described in “Other Tax Matters” below, if an amount is treated as compensation received by an optionee because of a “disqualifying disposition,” the Company or one of its subsidiaries generally will be entitled to a corresponding deduction in the same amount for compensation paid.
Nonqualified Stock Options. An optionee will not recognize any taxable income for Federal income tax purposes upon receipt of a NSO. Upon the exercise of a NSO the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the option price will be treated as compensation received by the optionee in the year of exercise.

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If the option price of a NSO is paid in whole or in part with shares of the Company’s stock, no income, gain or loss will be recognized by the optionee on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the option price. The fair market value of the remainder of the shares received upon exercise of the NSO, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise will be treated as compensation income received by the optionee on the date of exercise of the stock option.
Except as described in “Other Tax Matters” below, the Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the optionee.
Stock Appreciation Rights. An awardee will not recognize any taxable income for Federal income tax purposes upon receipt of SARs. The value of any stock or cash received in payment of SARs will be treated as compensation received by the awardee in the year in which the awardee receives the stock or cash. Except as described in “Other Tax Matters” below, the Company generally will be entitled to a corresponding deduction in the same amount for compensation paid.
Restricted Stock. An awardee of restricted stock will not recognize any taxable income for Federal income tax purposes in the year of the award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). However, an awardee may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the awardee does not make a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse will be treated as compensation income to the awardee and will be taxable in the year the restrictions lapse. Except as described in “Other Tax Matters” below, the Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the awardee.
Restricted Stock Units. An awardee who receives restricted stock units will not recognize any taxable income for federal income tax purposes upon receipt of the award. Any cash or shares of stock received pursuant to the award will be treated as compensation income received by the awardee generally in the year in which the awardee receives such cash or shares of stock. Except as described in “Other Tax Matters” below, the Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the awardee.
Performance Awards. An awardee who receives performance shares (or units) will not recognize any taxable income for federal income tax purposes upon receipt of the shares or units. The fair market value of the shares on the date the performance condition is determined to be achieved will be treated as compensation income to the awardee and will be taxable in the year the performance condition is achieved (if the awardee does not make a Section 83(b) election upon the receipt of the performance shares, in which case the awardee would recognize compensation income on the date of the award). Except as described in “Other Tax Matters” below, the Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the awardee.
Dividend Equivalent Rights. An awardee who receives dividend equivalent rights will not recognize any taxable income for Federal income tax purposes upon receipt of the award. Any cash or stock received pursuant to the award will be treated as compensation income received by the awardee generally in the year in which the awardee receives such cash or stock. Except as described in “Other Tax Matters” below, the Company generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the awardee.
Other Tax Matters. The exercise by an awardee of a stock option or stock appreciation right, the lapse of restrictions on restricted stock or restricted stock units or the achievement or fulfillment of performance shares or units following the occurrence of a Change in Control, in certain circumstances, may result in (i) a 20% Federal excise tax (in addition to Federal income tax) to the awardee on certain payments of the Company’s stock or cash resulting from such exercise or deemed achievement or fulfillment of performance awards or, in the case of restricted stock or restricted stock units on all or a portion of the fair market value of the shares on the date the restrictions lapse and (ii) the loss of a compensation deduction which would otherwise be allowable to the Company or one of its subsidiaries as explained above. The Company and its subsidiaries may lose a compensation deduction, which would otherwise be allowable, for all or a part of compensation paid in the form of awards under the Plan, if, the employee is the Chief Executive Officer or Chief Financial Officer of the Company (or acts in such capacity) or is another “covered employee” as defined under the Code or was such an employee beginning in any year after 2017, if the total compensation paid to such employee exceeds $1,000,000.
New Plan Benefits

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Other than the CEO Performance Award, because of the discretionary authority vested in the MDCC and the Board under the Plan and because any benefit under the Plan may depend on a variety of factors, including the value of our common stock from time to time, it is not possible to estimate or determine the number of shares or the value of any awards that may be made to any of our directors, executive officers or employees under the Plan, as proposed to be amended, if the Amendment is approved by our stockholders.
The CEO Performance Award remains subject to approval of the Amendment by our stockholders. Absent approval by our stockholders, the CEO Performance Award will be capped at 125,000 shares (the current individual annual limit for performance awards issued under the Plan).

NEW PLAN BENEFITS VISTA OUTDOOR INC. 2014 STOCK INCENTIVE PLAN
Name and Position	Dollar Value ($)	Number of Units
Christopher T. Metz, Chief Executive Officer	$3,629,999	433,174
Miguel “Mick” Lopez, Senior Vice President and Chief Financial Officer from April 17, 2018	—	—
Scott D. Chaplin, Senior Vice President/Chief Legal, HR & Compliance Officer/Corporate Secretary	—	—
David Allen, Former President, Outdoor Products until July 27, 2018	—	—
Anneliese Rodrigues, Former Interim Principal Financial Officer from February 2, 2018 through April 16, 2018	—	—
Executive Group	$3,629,999	433,174
Non-Executive Director Group	—	—
Non-Executive Officer Employee Group	—	—

Our Board of Directors recommends a vote FOR the approval of an amendment to the Vista Outdoor Inc. 2014 Stock Incentive Plan to change the individual annual performance share limit.

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SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights, and vesting of restricted stock units and deferred compensation under our 2014 Stock Incentive Plan as of March 31, 2019:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
2014 Stock Incentive Plan (1)			2,124,604
Stock Options	704,472	$16.68
Restricted Stock Units	948,422
Deferred Compensation (2)	7,458
Performance Awards (3)	1,408,246
Total	3,068,598
__________________________________________________________

(1)
The aggregate number of shares of Vista Outdoor common stock that may be issued under all stock-based awards granted under our 2014 Stock Incentive Plan is equal to the sum of (a) 5,750,000 and (b) 668,136 shares issuable pursuant to Vista Outdoor stock options and other equity awards granted in connection with the Spin-Off in respect of stock options and other equity based awards of ATK that were outstanding immediately prior to the Spin-Off, in each case as specified in the Transaction Agreement.

(2)	Shares reserved for payment of deferred stock units in accordance with the terms of our 2014 Stock Incentive Plan.

(3)
Shares reserved for issuance in connection with outstanding performance awards. The amount shown assumes the maximum payout of the performance shares based on achievement of the highest level of performance. The actual number of shares to be issued depends on the performance levels achieved for the respective performance periods.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table shows the number of shares of our common stock “beneficially owned” (as such term is defined by the Securities and Exchange Commission) as of June 1, 2019 by each person known by the Company to beneficially own more than 5% of the Company's common stock.

Name of Beneficial Owner		Amount and Nature of Beneficial Ownership	Percent of Shares Outstanding
BlackRock, Inc.	(a)	8,311,097	14.4%
The Vanguard Group	(b)	5,855,349	10.2%
Frontier Capital Management Co., LLC	(c)	4,719,898	8.2%
Dimensional Fund Advisors LP	(d)	4,662,529	8.1%
First Eagle Investment Management, LLC	(e)	4,637,433	8.1%
		28,186,306	49.0%

(a)
Based on a Schedule 13G/A filed with the Securities and Exchange Commission on January 31, 2019. as of December 31, 2018, BlackRock, Inc., a parent holding company, had sole voting power with respect to 8,196,921

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shares and sole dispositive power with respect to 8,311,097 shares. The address of BlackRock is 55 East 52nd Street, New York, New York 10055.

(b)
Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 11, 2019, as of December 31, 2018, The Vanguard Group ("Vanguard"), a registered investment adviser, had sole voting power with respect to 54,760 shares, shared voting power with respect to 8,137 shares, sole dispositive power with respect to 5,797,223 shares and shared dispositive power with respect to 58,126 shares. The address of Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(c)
Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 11, 2019, as of December 31, 2018, Frontier Capital Management Co., LLC, a registered investment adviser, had sole voting power with respect to 2,621,011 shares of the Company’s common stock and sole dispositive power with respect to 4,719,898 shares of the Company’s common stock. The business address of Frontier Capital Management Co., LLC is 99 Summer Street, Boston, MA 02110.

(d)
Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 8, 2019, as of December 31, 2018, Dimensional Fund Advisors LP ("Dimensional"), a registered investment adviser, had sole voting power with respect to 4,519,335 shares and sole dispositive power with respect to 4,662,529 shares. Dimensional disclaims beneficial ownership of these securities. The address of Dimensional is Building One, 6300 Bee Cave Road, Austin, Texas, 78746.

(e)
Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 12, 2019, as of December 31, 2018, First Eagle Investment Management, LLC ("FEIM"), a registered investment advisor, had sole voting power with respect to 4,442,757 shares and sole dispositive power with respect to 4,637,433 shares. According to the Schedule 13G/A, The First Eagle Global Fund, a registered investment company for which FEIM acts as investment adviser, may be deemed to beneficially own 3,252,457 of the 4,637,433 shares, or 5.65% of the Company's common stock. The address of FEIM is 1345 Avenue of the Americas, New York, New York 10105.

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SECURITY OWNERSHIP OF DIRECTORS AND NAMED EXECUTIVE OFFICERS
The following table shows the number of shares of our common stock “beneficially owned” (as such term is defined by the Securities and Exchange Commission) as of June 1, 2019 by (1) each of our directors and nominees, (2) each named executive officer identified in the Named Executive Officer Tables included in this proxy statement, and (3) all of the directors and executive officers as a group. Unless otherwise noted, the persons listed in the table have sole voting and investment powers with respect to the shares of common stock owned by them.

Name of Beneficial Owner	Common Stock	Stock that May Be Acquired Within 60 Days (1)		Total Beneficial Ownership (2)	Percent of Shares Outstanding
Christopher T. Metz	72,620	56,555		129,175	*
Miguel A. Lopez	23,316	11,907		35,223	*
Scott D. Chaplin	43,239	60,031		103,270	*
Anneliese Rodrigues	2,768	—		2,768	*
David D. Allen	—	—		—	*
Michael Callahan	19,395	—		19,395	*
April H. Foley	18,076	5,857		23,933	*
Mark A. Gottfredson	21,716	—		21,716	*
Tig H. Krekel	9,684	22,740		32,424	*
Gary L. McArthur	20,761	4,666		25,427	*
Michael D. Robinson	—	—	—	—	*
Robert M. Tarola	24,001	—		24,001	*
All directors and executive officers as a group (12 persons)	255,576	161,756		417,332	*
* Less than 1%

(1)
For executive officers, this amount includes shares underlying stock options that are exercisable within 60 days after June 1, 2019 and assumes the issuance of the shares covered by the exercisable stock options held by each person or the group, as applicable. For directors, this amount includes restricted stock units ("RSUs") that have vested or will vest within 60 days after June 1, 2019 for which delivery of the shares of common stock underlying the stock units is deferred until the director’s service with the Board ends.

(2)	Excludes RSUs and deferred stock units without voting rights under our 2014 Stock Incentive Plan that will not vest within 60 days of June 1, 2019.

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The following represents the unvested stock-settled RSUs held by our officers which will be settled in an equivalent number of shares of our common stock upon vesting and the unvested deferred stock units ("DSUs") without voting rights held by our directors under the Company's 2014 Stock Incentive Plan as of June 1, 2019.

Name of Beneficial Owner	Stock Settled Restricted Stock Units and Deferred Stock Units
Christopher T. Metz	240,054
Miguel A. Lopez	37,149
Scott D. Chaplin	40,080
Anneliese Rodrigues	—
David D. Allen	—
Michael Callahan	6,654
April H. Foley	6,654
Mark A. Gottfredson	6,654
Tig H. Krekel	6,654
Gary L. McArthur	6,654
Michael D. Robinson	17,297
Robert M. Tarola	6,654
All directors and executive officers as a group (12 persons)	374,504

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DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires our directors and executive officers, as well as beneficial owners of more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership of Company securities with the Securities and Exchange Commission. Directors, executive officers, and beneficial owners of more than 10% of the Company's common stock are required to furnish us with copies of these reports. Based solely on a review of these reports, written representations from our directors and executive officers, and applicable regulations, we believe that all required reports for the fiscal year ending March 31, 2019 (referred to as “fiscal year 2019”) were timely filed, except that, due to an administrative error, Forms 4 for each of our directors were filed a day late reflecting an award of 6,654 restricted stock units granted to the directors on August 7, 2018 and a Form 3 and Form 4 reporting an award of 17,297 restricted stock units were each filed late on January 3, 2019 for Michael D. Robinson, who joined our Board and received the award on December 19, 2018.

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RELATED PERSON TRANSACTIONS
The Company is required to disclose material transactions by Vista Outdoor in which ''related persons'' have a direct or indirect material interest. Related persons include any director, nominee for director, executive officer of Vista Outdoor, any immediate family members of such persons and any persons known by Vista Outdoor to be beneficial owners of more than 5% of Vista Outdoor's voting securities. Based on information available to the Company and provided by the Company's directors and executive officers, the Company does not believe that there have been any transactions since March 31, 2018 that would be required to be disclosed as a "related person transaction" pursuant to the applicable rules of the Securities and Exchange Commission.
The Company has a written policy and procedures for the review, approval or ratification of transactions, arrangements or relationships involving the Company and its directors, nominees for director, executive officers, any immediate family members of such persons and any persons known by Vista Outdoor to be beneficial owners of more than 5% of the Company's voting securities. Pursuant to the Company's Related Person Transactions Policy, the Nominating and Governance Committee is responsible for approving or ratifying, as applicable, any transactions with related persons that would be disclosable pursuant to applicable Securities and Exchange Commission rules. In considering such transactions, the Nominating and Governance Committee considers the relevant facts and circumstances available to it regarding the transaction, including the material facts as to the director's or officer's relationship to or interest in the transaction. The Nominating and Governance Committee approves or ratifies, as the case may be, a transaction if it determines, in good faith, that the transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders. Any member of the Nominating and Governance Committee who has an interest in the transaction under consideration must abstain from voting on the approval or ratification of the transaction, but may, if so requested by the Chair of the Nominating and Governance Committee, participate in all or some of the Nominating and Governance Committee's discussions of the transaction.

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FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP acts as Vista Outdoor's independent registered public accounting firm and also provides certain other services.
Annually, the Audit Committee reviews and pre-approves the audit services to be provided by our independent registered public accounting firm (independent auditors) for the fiscal year, including the financial plan for the audit fees and services. The Audit Committee also is responsible for the audit fee negotiations associated with the retention of the independent auditors. In addition, the Audit Committee annually provides pre-approval for designated types of services that may be provided by the independent auditors without obtaining specific pre-approval from the Audit Committee, subject to an annual dollar limitation and other terms specified by the Committee in its pre-approval policy. In accordance with the pre-approval policy, the Company's Chief Financial Officer reports to the Audit Committee at each regular meeting of the Committee the specific services provided by the independent auditor and the dollar amounts of fees paid for such services since the last Committee meeting. Any other service to be provided by the independent auditor requires specific pre-approval by the Audit Committee. As part of its pre-approval policy, the Audit Committee considers whether the provision of any proposed non-audit services is consistent with auditor independence. The Audit Committee has delegated to the Chair of the Committee the authority to grant pre-approvals. Any pre-approval granted by the Chair of the Audit Committee is presented to the full Committee at its next scheduled meeting.
The following table sets forth the amount of audit fees, audit-related fees, tax fees, and all other fees billed for services by Deloitte & Touche LLP for fiscal years 2019 and 2018. All fees were pre-approved by the Audit Committee or the Chair of the Audit Committee of the Company.

	Fiscal Year Ended 3/31/2019	Fiscal Year Ended 3/31/2018
Audit Fees	$2,208,065	$2,030,200
Audit-Related Fees	320,754	—
Tax Fees	31,330	32,179
All Other Fees	—	1,895
Total Fees	$2,560,149	$2,064,274
The Audit Fees billed or to be billed for the fiscal year ended March 31, 2019 and March 31, 2018 were for professional services rendered for audits of the Company's annual consolidated financial statements and reviews of the Company's quarterly financial statements.
The Audit-Related Fees billed in the fiscal year ended March 31, 2019 were primarily for procedures performed in conjunction with the Company's due diligence related to divestitures.
The Tax Fees billed in each of the fiscal years ended March 31, 2019 and March 31, 2018 were for services related to tax compliance, tax advice and tax planning.
All Other Fees in the fiscal year ended March 31, 2018 were for a subscription to Deloitte’s technical accounting research tool.

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FUTURE STOCKHOLDER PROPOSALS
Stockholder Proposals Intended to be Included in Our Proxy Statement; Voting on Proxy Statement Proposals
If you would like to submit a proposal for the Company to include in the proxy statement for its 2020 annual meeting of stockholders, you must comply with Rule 14a-8 under the Exchange Act. You must also ensure that the Company receives your proposal at its executive offices (sent c/o Corporate Secretary) by February [ ], 2020. Any stockholder proposal included in the Company's proxy statement will also be included on its form of proxy so that stockholders can indicate how they wish to vote their shares on the proposal.
Stockholder Director Nominations
If you would like to recommend a person for consideration as a nominee for election as a director at our 2020 annual meeting of stockholders, you must comply with the advance notice provisions of the Company's Amended and Restated Bylaws. These provisions require that the Company receive your nomination at its executive offices (sent c/o Corporate Secretary) no earlier than April 8, 2020, and no later than May 8, 2020. Additional information regarding the consideration of stockholder recommendations for nominees to the Board can be found in this proxy statement under the heading "Corporate Governance—Director Qualifications and Selection Process."
Other Stockholder Proposals; Discretionary Voting on Other Stockholder Proposals
If you would like to present a proposal at our 2020 annual meeting of stockholders without including it in the Company's proxy statement, you must comply with the advance notice provisions of the Company's Amended and Restated Bylaws. These provisions require that that the Company receive your proposal at its executive offices (sent c/o Corporate Secretary) no earlier than April 8, 2020, and no later than May 8, 2020. If the Company receives an eligible proposal that is not included in its proxy statement, the persons named in the Company's proxy for the 2020 annual meeting of stockholders will have discretionary authority to vote on the proposal using their best judgment, subject to the provisions of Rule 14a-4(c) under the Exchange Act.
General Information
If the presiding officer at the 2020 annual meeting of stockholders determines that a stockholder proposal or stockholder director nomination was not submitted in compliance with the advance notice provisions of the Company's Amended and Restated Bylaws, the proposal or nomination will be ruled out of order and not acted upon.
The above information is only a summary of some of the requirements of the advance notice provisions of the Company's Amended and Restated Bylaws. If you would like to receive a copy of the provisions of the Company's Amended and Restated Bylaws setting forth all of these requirements, you should write to the Company's executive offices, c/o Corporate Secretary.
ANNUAL REPORT ON FORM 10-K
Vista Outdoor's Annual Report on Form 10-K for the fiscal year ended March 31, 2019, will be provided upon written request by any stockholder at no cost. The request should be submitted to Vista Outdoor, c/o Corporate Secretary, 1 Vista Way, Anoka, MN 55303. The exhibits to the Annual Report on Form 10-K are available upon payment of charges that approximate our cost of reproduction.
You can also obtain a copy of our Annual Report on Form 10-K, as well as other filings we make with the SEC, on our website at www.vistaoutdoor.com or on the SEC's website at www.sec.gov.

By Order of the Board of Directors,

Scott D. Chaplin Corporate Secretary
June [ ], 2019

Annex A

VISTA OUTDOOR INC.
2014 STOCK INCENTIVE PLAN

Section 1.                                           Purpose of the Plan.

The purpose of the Plan is to aid the Company in recruiting and retaining employees, officers, consultants and non-employee Directors capable of assuring the future success of the Company through the grant of Awards to such persons under the Plan.  The Company expects that Awards of stock-based compensation and opportunities for stock ownership in the Company will provide incentives to Plan participants to exert their best efforts for the success of the Company’s business and thereby align the interests of Plan participants with those of the Company’s stockholders.

Section 2.                                           Definitions.

The following capitalized terms used in the Plan have the meanings set forth in this Section:

(a)                                 “Affiliate” means (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by, controls or is under common control with, the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

(b)                                 “ATK Stock Plans” means the ATK 2005 Stock Incentive Plan, as amended and restated effective August 7, 2012, the Amended and Restated ATK 1990 Equity Incentive Plan and the Amended and Restated Non-Employee Director Restricted Stock Plan.

(c)                                  “Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Dividend Equivalent, Performance Award, Stock Award or Other Stock-Based Award granted under the Plan.

(d)                                 “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award granted under the Plan.  Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(e)                                  “Board” means the Board of Directors of the Company.

(f)                                   “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(g)                                  “Committee” means the Compensation Committee of the Board or any successor committee of the Board designated by the Board to administer the Plan.

(h)                                 “Company” means Vista Outdoor Inc., a Delaware corporation.

(i)                                     “Director” means a member of the Board.

(j)                                    “Distribution” means the distribution, on a pro rata basis, by Alliant Techsystems Inc. (“ATK”) to the record holders of ATK common stock as of the applicable record date of all the outstanding Shares owned by ATK on the date of such distribution pursuant to the Transaction Agreement, dated April 28, 2014, among the Company, ATK, Vista Merger Sub Inc. and Orbital Sciences Corporation, as it may be amended from time to time (the “Transaction Agreement”).

(k)                                 “Dividend Equivalent” means any right granted under Section 6(d) of the Plan.

(l)                                     “Eligible Person” means any employee, officer, consultant or non-employee Director of the Company or any Affiliate whom the Committee determines to be an Eligible Person.

(m)                             “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n)                                 “Fair Market Value” means, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.  Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of Shares on a given date for purposes of the Plan shall be the closing sale price of the Shares on the New York Stock Exchange as reported in the consolidated transaction reporting system on such date or, if such Exchange is not open for trading on such date, on the most recent preceding date when such Exchange is open for trading.

(o)                                 “Incentive Stock Option” means an option granted under Section 6(a) of the Plan that is intended to meet the rules and requirements of Section 422 of the Code or any successor provision.

(p)                                 “Non-Qualified Stock Option” means an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(q)                                 “Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

(r)                                    “Other Stock-Based Award” means any right granted under Section 6(g) of the Plan.

(s)                                   “Participant” means an Eligible Person who is designated by the Committee to be granted an Award under the Plan.

(t)                                    “Performance Award” means any right granted under Section 6(e) of the Plan.

(u)                                 “Performance Goal” means an objective and measurable performance goal or goals providing for a targeted level or levels of achievement using one or more of the following measures:  (i) sales or revenues (including, without limitation, sales or revenue growth); (ii) gross profit; (iii) income before interest and taxes; (iv) income before interest, taxes, depreciation and amortization; (v) net income; (vi) net income from operations; (vii) operating results excluding pension mark-to-market; (viii) earnings per Share; (ix) return measures (including, without limitation, return on assets, capital, invested capital, equity, sales or revenues); (x) productivity ratios; (xi) expense or cost reduction measures; (xii) margins; (xiii) operating efficiency; (xiv) market share; (xv) orders; (xvi) customer satisfaction; (xvii) working capital targets; (xviii) budget comparisons; (xix) implementation or completion of specified projects or processes; (xx) the formation of joint ventures, establishment of research or development collaborations or the completion of other transactions; (xxi) cash flow (including, without limitation, operating cash flow, free cash flow and cash flow return on equity); (xxii) Share price (including, without limitation, growth in Share price and total stockholder return); (xxiii) profitability of an identifiable business unit or product; (xxiv) economic profit or economic value added; or (xxv) cash value added.  The foregoing measures may relate to the Company, one or more of its subsidiaries or one or more of its divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine.  On or before the 90th day of the applicable performance period (or, if different, the period of service) for which Performance Goals are established, or in any event, no later than twenty-five percent (25%) of the period of service to which the Performance Goal relates has elapsed, the Committee may specify that the achievement of the Performance Goals will be calculated without regard to the negative or positive effect of certain events, including, without limitation, any of the following events:  charges for extraordinary items and other unusual or non-recurring items of loss or gain; asset impairments; litigation or claim judgments or settlements; changes in the Code or tax rates; changes in accounting principles; changes in other laws, regulations or other provisions affecting reported results; charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing certain business activities; gains or losses from the acquisition or disposition of businesses or assets or from the early extinguishment of debt; and foreign currency exchange gains or losses.

(v)                                 “Person” means any individual, corporation, partnership, association or trust.

(w)                               “Plan” means this Vista Outdoor Inc. 2014 Stock Incentive Plan, as amended from time to time.

(x)                                 “Restricted Stock” means any Share granted under Section 6(c) of the Plan.

(y)                                 “Restricted Stock Unit” means any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(z)                                  “Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule or regulation.

(aa)                          “Section 162(m)” means Section 162(m) of the Code, or any successor provision, and the applicable Treasury Regulations promulgated thereunder.

(bb)                          “Shares” means shares of common stock, par value of $0.01 per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

(cc)                            “Stock Appreciation Right” means any right granted under Section 6(b) of the Plan.

(dd)                          “Stock Award” means any Share granted under Section 6(f) of the Plan.

Section 3.                                           Administration.

(a)                                 Power and Authority of the Committee.  The Plan shall be administered by the Committee.  Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to:  (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement, provided, however, that, except as otherwise provided in Section 4(c) hereof, the Committee shall not reprice, adjust or amend the exercise price of Options or the grant price of Stock Appreciation Rights previously awarded to any Participant, whether through amendment, cancellation and replacement grant, exchange for cash or any other Awards, or any other means; (vi) accelerate the exercisability of any Award or the lapse of restrictions relating to any Award; (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (viii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable to a Participant with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder of the Award or the Committee; (ix) interpret and administer the Plan and any instrument or agreement, including any Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

(b)                                 Delegation.  The Committee may delegate its powers and duties under the Plan to one or more Directors (including a Director who is also an officer of the Company) or a committee of Directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under the Plan (i) with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m) of the Code.

(c)                                  Power and Authority of the Board of Directors.  Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Section 162(m) of the Code.

Section 4.                                           Shares Available for Awards.

(a)                                 Shares Available.  Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be equal to the sum of (i) 5,750,000, and (ii) any Shares issuable pursuant to Awards granted immediately prior to the Distribution in respect of equity-based awards of ATK granted under the ATK Stock Plans that were outstanding immediately prior to the Distribution and converted into Awards as described in the Transaction Agreement.  Each Share with respect to which an award of Options or Stock Appreciation Rights is granted shall reduce the aggregate plan limit by one Share.  Shares to be issued under the Plan will be authorized but unissued Shares or Shares that have been reacquired by the Company and designated as treasury shares.  Shares that are subject to Awards that terminate, lapse or are cancelled or forfeited shall be available again for grant under the Plan.  Shares that are tendered by a Participant or withheld by the Company as full or partial payment to the Company of the purchase or exercise price relating to an Award or to satisfy tax withholding obligations relating to an Award shall not be available for future grants under the Plan.  In addition, if Stock Appreciation Rights are settled in Shares upon exercise, the gross number of Shares subject to the Award (rather than the net number of Shares issued upon exercise) shall be counted against the number of Shares authorized under the Plan.  If the exercise price of an Option under the Plan is paid in Shares, then the gross number of Shares for which the Option is exercised (rather than the net number of Shares issued upon exercise) shall be counted against the number of Shares authorized under the Plan. Shares purchased on the open market with the cash proceeds from the exercise of Options shall not be added back to the number of Shares authorized for issuance under the Plan and shall not be available for grant under the Plan.  Notwithstanding the foregoing, any Award or portion of an Award that, in accordance with the terms of the applicable Award Agreement, is payable only in cash shall not be counted against the number of Shares authorized under the Plan.

(b)                                 Accounting for Awards.  For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan, subject to adjustment as required under Section 4(a).

(c)                                  Adjustments.  In the event that an equity restructuring, as defined as a nonreciprocal transaction between the Company and its stockholders that causes the per-share fair value of the Shares underlying an Option or similar Award to change (e.g., stock dividend, stock split, spinoff, etc.), has occurred, the Committee shall make an equitable adjustment to (i) the number and type of Shares (or other securities) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award.

In the event that the Committee shall determine that an event other than an equity restructuring, as defined above, affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award.

It is intended that any adjustments contemplated by the preceding two paragraphs be done in a manner consistent with Section 409A of the Code and (where applicable) Section 424 of the Code.  The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

(d)                                 Award Limitations Under the Plan.

(i)                                     Section 162(m) Limitation for Certain Types of Awards.  No Participant may be granted Options, Stock Appreciation Rights or any other Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than 225,000 Shares (subject to adjustment as provided in Section 4(c) of the Plan) in the aggregate in any calendar year.  The foregoing annual limitation specifically applies to any Award or Awards representing “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

(ii)          Section 162(m) Limitation for Performance Awards.  No Participant may be granted Performance Awards in excess of ~~125,000~~ 600,000 Shares (subject to adjustment as provided in Section 4(c) of the Plan) in the aggregate in any calendar year.  This limitation does not apply to any Award subject to the limitation contained in Section 4(d)(i) of the Plan.

(iii)                               Limitation on Awards Granted to Non-Employee Directors.  Directors who are not also employees of the Company or an Affiliate may not be granted Awards in the aggregate for more than 287,500 Shares, subject to adjustment as provided in Section 4(c) of the Plan.

(iv)                              Limitation on Incentive Stock Options. The number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 5,750,000, subject to adjustment as provided in Section 4(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision.

Section 5.                                           Eligibility.

Any Eligible Person may be designated to be a Participant.  In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services provided by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.                                           Awards.

(a)                                 Options.  The Committee may grant Options with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)                                     Exercise Price.  The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a per share exercise price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii)                                  Option Term.  The term of each Option shall be fixed by the Committee but shall not be longer than 10 years from the date of grant.

(iii)                               Time and Method of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(b)                                 Stock Appreciation Rights.  The Committee may grant Stock Appreciation Rights subject to the terms of the Plan and such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine.  A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a per share grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(c)                                  Restricted Stock and Restricted Stock Units.  The Committee may grant Awards of Restricted Stock and Restricted Stock Units with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)                                     Restrictions.  Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.  The minimum vesting period of such Awards shall be one year from the date of grant.  Notwithstanding the foregoing, the Committee may permit acceleration of vesting of such Awards in the event of the Participant’s death, disability or retirement or a change in control of the Company.

(ii)                                  Issuance and Delivery of Shares.  Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company.  Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.  Shares representing Restricted Stock that is no longer subject to restrictions shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived.  In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted.  Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(iii)                               Forfeiture.  Except as otherwise determined by the Committee, upon a Participant’s termination of employment or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by the Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d)                                 Dividend Equivalents.  The Committee may grant Dividend Equivalents under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of any cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee.  Subject to the terms of the Plan, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.  In no event shall Dividend Equivalents be granted with respect to Options or Stock Appreciation Rights.  In addition, Dividend Equivalents granted with respect to a Performance Award shall not be distributed during the performance period or to the extent any such Performance Award is otherwise unearned.

(e)                                  Performance Awards.  The Committee may grant Performance Awards denominated in Shares that may be settled or payable in Shares (including, without limitation, Restricted Stock or Restricted Stock Units) or cash.  Performance Awards granted to Participants who may be “covered employees” under Section 162(m) of the Code are intended to be “qualified performance-based compensation” within the meaning of Section 162(m).  Performance Awards shall, to the extent required by Section 162(m), be conditioned solely on the achievement of one or more objective Performance Goals, and such Performance Goals shall be established by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m).  Subject to the terms of the Plan and any applicable Award Agreement, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award, and any other terms and conditions of any Performance Award shall be determined by the Committee.  The Committee shall also certify in writing that such Performance Goals have been met prior to payment of the Performance Awards to the extent required by Section 162(m).  With respect to covered employees, Performance Awards issued under the Plan are intended to avoid loss of the deduction referred to in paragraph (1) of Section 162(m) of the Code or any successor section thereto.

(f)                                   Other Stock-Based Awards.  The Committee may grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan.  The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and the Award Agreement.  To the extent Shares or other securities are delivered pursuant to a purchase right granted under this Section 6(f), such Shares or securities shall be purchased for consideration having a value equal to at least 100% of the Fair Market Value of such Shares or other securities on the date the purchase right is granted.

(g)                                  General.

(i)                                     Consideration for Awards.  Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii)                                  Awards May Be Granted Separately or Together.  Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate.  Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)                               Forms of Payment under Awards.  Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.  Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv)                              Term of Awards.  The term of each Award shall be for a period not longer than 10 years from the date of grant.

(v)                                 Limits on Transfer of Awards.  No Award and no right under any such Award shall be transferable by a Participant other than (1) by will or by the laws of descent and distribution or (2) by transfer of an Award back to the Company, including a transfer of an Award (but not any Stock Options) to the Company in connection with a deferral election under a Company deferred compensation plan.  The Committee may establish procedures as it deems appropriate for a Participant to designate a Person or Persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.  Each Award under the Plan or right under any such Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative.  No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(vi)                              Restrictions; Securities Exchange Listing.  All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made or legends to be placed on the certificates for such Shares or other securities to reflect such restrictions.  If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

Section 7.                                           Amendment and Termination; Corrections.

(a)                                 Amendments to the Plan.  The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, prior approval of the stockholders of the Company shall be required for any amendment to the Plan that:

(i)                                     requires stockholder approval under the rules or regulations of the Securities and Exchange Commission, the New York Stock Exchange, any other securities exchange or the Financial Industry Regulatory Authority, Inc. that are applicable to the Company;

(ii)                                  increases the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(iii)                               increases the number of shares subject to the limitations contained in Section 4(d) of the Plan;

(iv)                              permits repricing, cancellation and replacement, or exchange of Options or Stock Appreciation Rights which are prohibited by Section 3(a)(v) of the Plan; or

(v)                                 permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Sections 6(a)(i) and 6(b) of the Plan.

(b)                                 Amendments to Awards.  Subject to the provisions of the Plan, the Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively.  Except as otherwise provided in the Plan, the Committee may amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, but no such action may adversely affect the rights of the holder of such Award without the consent of the Participant or holder or beneficiary thereof.

(c)                                  Correction of Defects, Omissions and Inconsistencies.  The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.                                           Tax Withholding.

The Company may take such action as it deems appropriate to withhold or collect from a Participant the applicable federal, state, local or foreign payroll, withholding, income or other taxes that are required to be withheld or collected by the Company upon the grant, exercise, vesting or payment of an Award.  The Committee may require the Company to withhold Shares having a Fair Market Value equal to the amount necessary to satisfy the Company’s minimum statutory withholding requirements upon the grant, exercise, vesting or payment of an Award from Shares that otherwise would have been delivered to a Participant.  The Committee may, subject to any terms and conditions that the Committee may adopt, permit a Participant to elect to pay all or a portion of the minimum statutory withholding taxes by (a) having the Company withhold Shares otherwise to be delivered upon the grant, exercise, vesting or payment of an Award with a Fair Market Value equal to the amount of such taxes, (b) delivering to the Company Shares other than Shares issuable upon the grant, exercise, vesting or payment of an Award with a Fair Market Value equal to the amount of such taxes or (c) paying cash.  Any such election must be made on or before the date that the amount of tax to be withheld is determined.

Section 9.                                           General Provisions.

(a)                                 No Rights to Awards.  No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan.  The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)                                 Award Agreements.  No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

(c)                                  No Rights of Stockholders.  Except with respect to Restricted Stock and (if applicable) Other Stock-Based Awards, neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until the Shares have been issued.

(d)                                 No Limit on Other Compensation Plans or Arrangements.  Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements.

(e)                                  No Right to Employment or Directorship.  The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, or a Director to be retained as a Director, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause.  In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.

(f)                                   Company Policies.  All Awards granted under the Plan shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Company from time to time.

(g)                                  Governing Law.  The internal law, and not the law of conflicts, of the State of Delaware, shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.  In addition, it is the intent of the Company that the Plan and applicable Awards under the Plan comply with the applicable provisions of Sections 162(m) and 422 of the Code.  To the extent that any legal requirement of Section 16 of the Exchange Act or Section 162(m) or 422 of the Code as set forth in the Plan ceases to be required under Section 16 of the Exchange Act or Section 162(m) or 422 of the Code, that Plan provision shall cease to apply.

(h)                                 Severability.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i)                                     No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person.  To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j)                                    Securities Matters.  The Company shall not be required to deliver any Shares until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(k)                                 No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l)                                     Compliance with Code Section 409A.  The Plan is intended to comply with the requirements of Section 409A of the Code, to the extent applicable.  All Award Agreements shall be construed and administered such that the Award either (i) qualifies for an exemption from the requirements of Section 409A of the Code or (ii) satisfies the requirements of Section 409A of the Code.  If an Award is subject to Section 409A of the Code, (I) payment, distribution or settlement, as applicable, shall only be made in a manner and upon an event permitted under Section 409A of the Code, (II) payment, distribution or settlement, as applicable, to be made upon a termination of employment shall only be made upon a “separation from service” under Section 409A of the Code, and (III) in no event shall a Participant, directly or indirectly, designate the calendar year in which a payment, distribution or settlement, as applicable, is made except in accordance with Section 409A of the Code.  Notwithstanding anything in this Plan or an Award Agreement to the contrary, if a Participant is a “specified employee,” within the meaning of Section 409A of the Code and as determined under the Company’s policy for determining specified employees, on the date of his or her “separation from service”, within the meaning of Section 409A of the Code, the distribution, payment or settlement, as applicable, of all of Participant’s Awards that are both (i) subject to Section 409A of the Code and (ii) distributable, payable or settleable, as appropriate, on account of a separation from service, shall be postponed for six months following the date of the Participant’s separation from service. If a distribution, payment or settlement, as applicable, is delayed pursuant to this paragraph, the distribution, payment or settlement, as applicable, shall be made within the 30-day period following the first business day of the seventh month following the Participant’s separation from service; provided that if the Participant dies during such six-month period, any postponed amounts shall be paid within 90 days of the Participant’s death. This distribution, payment or settlement, as applicable, shall include the cumulative amount of any amount that could not be paid or provided during such period.  To the extent that any provision of the Plan or an Award Agreement would cause a conflict with the requirements of Section 409A of the Code, or would cause the administration of the Plan or an Award to fail to satisfy the requirements of Section 409A of the Code, such provision shall be deemed amended to the extent practicable to avoid adverse tax consequences under Section 409A of the Code for the Participant (including his or her beneficiaries).  Notwithstanding any provision in this Plan to the contrary, neither the Company nor the Committee shall have any liability to any person in the event such Section 409A of the Code applies to any Award in a manner that results in adverse tax consequences for the Participant or any of his or her beneficiaries.

(m)                             Headings.  Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10.                                    Effective Date of the Plan.

This Plan will be effective as of immediately prior to the Distribution.

Section 11.                                    Term of the Plan.

The Plan shall terminate at midnight on February 9, 2025, unless terminated before then by the Board.  Awards may be granted under the Plan until the Plan terminates or until all Shares available for Awards under the Plan have been purchased or acquired; provided, however, that Incentive Stock Options may not be granted following the 10-year anniversary of the Board’s adoption of the plan.  After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards (and the authority of the Committee with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions (and the terms and conditions of the Plan, which shall continue to apply to such Awards as long as they remain outstanding).

VISTA
OUTDOOR

VISTA OUTDOOR INC.
1 VISTA WAY
ANOKA, MN 55303

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time one day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Vista Outdoor Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time one day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E81753-P26489 — KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. — DETACH AND RETURN THIS PORTION ONLY

VISTA OUTDOOR INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors — Nominees:	For	Against	Withhold
1a. April H. Foley	☐	☐	☐
1b. Tig H. Krekel	☐	☐	☐
1c. Michael D. Robinson	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 2.	For	Against	Abstain
2. Advisory Vote to Approve Compensation of Vista Outdoor's Named Executive Officers	☐	☐	☐
The Board of Directors recommends you vote FOR proposal 3.			
3. Ratification of the Appointment of Vista Outdoor's Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2020	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 4.	For	Against	Abstain
4. Approve an Amendment to the 2014 Stock Incentive Plan to Increase the Individual Annual Performance Share Limit	☐	☐	☐

NOTE: If you vote your proxy through the Internet or by telephone, you do NOT need to mail back your proxy card. If you are located outside the United States, the delivery of your Proxy MUST be by INTERNET or MAIL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

VISTA OUTDOOR

VISTA OUTDOOR INC.

Annual Meeting Site: Vista Outdoor Inc. Corporate Headquarters
1 Vista Way
Anoka, MN 55303

Stockholder Inquiries: If you are a stockholder of record, send inquiries concerning transfer of shares, lost certificates or address changes to the Company's Transfer Agent/Registrar, Computershare, P.O. Box 30170, College Station, TX 77842-3170; send overnight correspondence to Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845 (telephone toll free: 1-866-395-6416; web site: https://www.computershare.com/investor)

Investor Relations: Inquiries from stockholders, securities analysts and others in the professional investment community should be directed to Kelly Reisdorf, Vice President, Investor Relations, Vista Outdoor Inc., 1 Vista Way, Anoka, MN 55303 (telephone: 763-433-1028; e-mail: kelly.reisdorf@vistaoutdoor.com)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report to Stockholders are available at www.proxyvote.com.

E81754-P26489

VISTA OUTDOOR INC.

This Proxy is Solicited on Behalf of the Board of Directors

Christopher T. Metz, Miguel A. Lopez and Scott D. Chaplin and each of them, are hereby constituted and appointed the lawful attorneys and proxies of the undersigned, with full power of substitution to vote and otherwise act on behalf of the undersigned with all powers that the undersigned would have if personally present at the 2019 Annual Meeting, with respect to all shares of Common Stock, $.01 par value, of Vista Outdoor Inc. standing in the name of the undersigned on the Company's books at the close of business on June 11, 2019, at the Annual Meeting of Stockholders to be held at 1 Vista Way, Anoka, Minnesota at 9:00 A.M., CDT, on August 6, 2019 or at any adjournment(s) or postponement(s) thereof (the "2019 Annual Meeting"), as directed on the reverse side. The undersigned acknowledges receipt of the Notice of the Annual Meeting and Proxy Statement.

The powers hereby granted may be exercised by any of said attorneys or proxies or their substitutes present and acting at the above-described 2019 Annual Meeting or any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any and all proxies heretofore given by the undersigned to vote at said meeting.

The proxy holder is authorized to act, in accordance with his or her discretion, upon all matters incident to the conduct of the meeting and upon other matters that properly come before the 2019 Annual Meeting, subject to compliance with Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended. This proxy when properly executed will be voted in the manner directed herein. If no direction is made with respect to any proposal, this proxy will be voted FOR each of the nominees listed in Proposal 1, and FOR Proposals 2, 3 and 4.

Your Internet or telephone vote authorizes the named proxies to vote these shares in the same manner as if you marked, signed and returned your proxy card.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed and dated on the other side